Filed with the U.S. Securities and Exchange Commission on October 23, 2018

1933 Act Registration File No.   333- 226989
1940 Act File No. 811- 23373
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	1	[	X	]
Post-Effective Amendment No.		[		]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	1	[	X	]

(Check appropriate box or boxes.)

NORTH SQUARE INVESTMENTS TRUST
(Exact Name of Registrant as Specified in Charter)

10 South LaSalle Street, Suite 1925
Chicago IL  60603
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (312) 857-2160

Alan E. Molotsky, Esq.
North Square Investments Trust
10 South LaSalle Street, Suite 1925
Chicago IL 60603
(Name and Address of Agent for Service)

Copy to:
Robert M. Kurucza, Esq.
Goodwin Procter LLP
901 New York Avenue, NW
Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box)

[	]	immediately upon filing pursuant to paragraph (b)
[	]	On (date) pursuant to paragraph (b)
[	]	60 days after filing pursuant to paragraph (a)(1)
[	]	on (date) pursuant to paragraph (a)(1)
[	]	75 days after filing pursuant to paragraph (a)(2)
[	]	on (date) pursuant to paragraph (a)(2) of Rule 485.

Approximate Date of Proposed Public Offering:
As Soon As Practicable After the Effectiveness of the Registration Statement.

This Pre-Effective Amendment No. 1 to the Registration Statement is being filed for the purpose of updating the Registration Statement in response to comments of the Staff of the Securities and Exchange Commission and making certain non-material changes to the Registration Statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, an indefinite number of shares of beneficial interest, no par value, is being registered by this Registration Statement under the Securities Act of 1933, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION DATED OCTOBER 23, 2018

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration filed with the United States Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Prospectus

NORTH SQUARE FUNDS

NORTH SQUARE OAK RIDGE SMALL CAP GROWTH FUND
Class A: ORIGX, Class C: ORICX, Class I: ORIYX, Class K: ORIKX

NORTH SQUARE INTERNATIONAL SMALL CAP FUND
Class A: ORIAX, Class I: ORIIX

NORTH SQUARE DYNAMIC SMALL CAP FUND
Class A: ORSAX, Class I: ORSIX

NORTH SQUARE OAK RIDGE DISCIPLINED GROWTH FUND
Class A: ORDGX, Class I: ODGIX

NORTH SQUARE MULTI STRATEGY FUND
Class A: ORILX, Class C: ORLCX, Class I: PORYX

NORTH SQUARE OAK RIDGE DIVIDEND GROWTH FUND
Class A: ORDAX, Class I: ORDNX

October 23, 2018

The United States Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
1

North Square Funds

Each of the funds described in this Prospectus will be referred to as a “Fund” and together as the “Funds”

This Prospectus sets forth basic information about the Funds that you should know before investing.
It should be read and retained for future reference.

The date of this Prospectus is October 23, 2018.

Table of Contents - Combined Prospectus

SUMMARY SECTION - NORTH SQUARE OAK RIDGE SMALL CAP GROWTH FUND

Investment Objective
The investment objective of the North Square Oak Ridge Small Cap Growth Fund (the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class I Shares		Class K Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		1.00%[2]		None		None
Redemption fee (as a percentage of amount redeemed)		None		None		None		None
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%		0.85%		0.85%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None		None
Other expenses		0.38%		0.38%		0.38%		0.14%
Shareholder servicing fee	0.05%		0.01%		0.06%		None
All other expenses	0.33%		0.37%		0.32%		0.14%
Acquired fund fees and expenses		0.03%		0.03%		0.03%		0.03%
Total annual fund operating expenses[3]		1.51%		2.26%		1.26%		1.02%
Fees waived and/or expenses reimbursed		(0.09)%		(0.09)%		(0.09)%		(0.00)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3,4]		1.42%		2.17%		1.17%		1.02%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
3.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

4.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.39%, 2.14%, 1.14% and 0.99% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. This agreement is in effect until February 19, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	1	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$711	$998	$1,307	$2,179
Class C shares	$320	$679	$1,164	$2,503
Class I shares	$119	$372	$644	$1,420
Class K shares	$104	$325	$563	$1,248

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$220	$679	$1,164	$2,503

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 39% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($11.9 billion as of May 31, 2018) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($11.9 billion as of May 31, 2018) as measured at the end of the preceding month. The Russell 2000 Index (the “Index”) is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. The Fund’s investments will not be confined to securities issued by companies included in the Index. The Fund may at times invest a significant portion of its assets in one sector or a small number of sectors.

Summary Section	2	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

The equity securities in which the Fund principally invests are common stocks and depositary receipts, but the Fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, mutual funds (including other funds managed by the Adviser), equity interests in real estate investment trusts (“REITs”), preferred stocks, warrants and rights. The Fund may invest in initial public offerings of equity securities.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund will not invest more than 10% of its total assets in the securities of emerging markets issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in mutual funds and American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.  An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Summary Section	3	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2018, 23.2% of the Fund’s assets were invested in the health care sector. Performance of companies in the health care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims. In addition, as of May 31,, 2018, 18.9% of the Fund’s assets were invested in the information technology sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Summary Section	4	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of two broad-based market indexes. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Small Cap Growth Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The performance information presented below for periods prior to October 17, 2014 is based on the performance of the Pioneer Oak Ridge Small Cap Growth Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and Prior Predecessor Fund.  At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially identical investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return as of June 30, 2018 was 11.33%.

Summary Section	5	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	17.51%	Quarter ended 12/31/2010
Lowest Calendar Quarter Return at NAV (non-annualized)	(18.49)%	Quarter ended 9/30/2011

Average Annual Total Returns (for periods ended December 31, 2017)*	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Class I - Return Before Taxes	19.35%	11.23%	8.15%	10.19%	12/29/09
Class I - Return After Taxes on Distributions	2.81%	6.77%	5.78%	8.81%	12/29/09
Class I - Return After Taxes on Distributions and Sale of Fund Shares	23.86%	8.70%	6.51%	9.53%	12/29/09
Class A - Return Before Taxes	12.13%	9.54%	7.22%	9.79%	1/3/94
Class C - Return Before Taxes	17.76%	10.01%	7.00%	7.68%	3/1/97
Class K - Return Before Taxes	19.47%	11.38%	8.12%	10.17%	12/20/12
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%	7.73%	1/3/94
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%	9.21%	1/3/94
*
The Prior Predecessor Fund acquired the assets and liabilities of another fund on February 13, 2004. Performance results shown for the period prior to February 13, 2004, reflect the performance of the prior fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser. Messrs. Klaskin and McVicker are jointly and primarily responsible for the day-to day management of the Fund’s portfolio and have been since the Prior Predecessor Fund’s inception in 1994.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I and K Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Summary Section	6	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	7	North Square Oak Ridge Small Cap Growth Fund
Table of Contents - Combined Prospectus

SUMMARY SECTION - NORTH SQUARE INTERNATIONAL SMALL CAP FUND

Investment Objective
The investment objective of the North Square International Small Cap Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.42%		0.42%
Shareholder servicing fee	0.04%		0.04%
All other expenses	0.38%		0.38%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses[3]		1.68%		1.43%
Fees waived and/or expenses reimbursed		(0.17)%		(0.17)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3,4]		1.51%		1.26%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until February 19, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	8	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five years	Ten Years
Class A shares	$720	$1,025	$1,351	$2,273
Class I shares	$128	$400	$692	$1,523

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 39% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Algert Global, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index (the “Index”) at the time of purchase. The market capitalization range will be considered by country. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of June 30, 2018, the market capitalizations of companies included in the Index were between $88.7 million and $8.5 billion.

The Fund will invest in non-U.S. markets, including emerging markets. The Fund will allocate its assets among various regions and countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.  The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as exchange-traded funds (ETFs) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (REITs), and preferred stocks. The Fund may invest in initial public offerings of companies.

Some of the Fund’s investments in non-U.S. issuers are through investment in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Summary Section	9	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.  An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Summary Section	10	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

Japan Risk. The growth of Japan's economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries' political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Reliance on Technology. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized.  Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2018, 27.8% of the Fund’s assets were invested in the industrials sector. Companies in the industrials sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, as of May 31, 2018, 22.3%% of the Fund’s assets were invested in the consumer discretionary sector. Companies in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer discretionary sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Summary Section	11	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge International Small Cap Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return as of June 30, 2018 was (5.95)%.

Summary Section	12	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	8.87%	Quarter ended 9/30/2017
Lowest Calendar Quarter Return at NAV (non-annualized)	(0.85)%	Quarter ended 6/30/2016

Average Annual Total Returns (for periods ended December 31, 2017)	1 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	31.65%	18.51%	9/30/15
Class I - Return After Taxes on Distributions	28.14%	16.90%	9/30/15
Class I - Return After Taxes on Distributions and Sale of Fund Shares	19.48%	14.08%	9/30/15
Class A - Return Before Taxes	23.70%	15.17%	12/1/15
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	33.01%	17.99%	9/30/15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Algert Global, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Peter Algert, Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, and Bram Zeigler, Research Analyst and Portfolio Manager of the Sub-Adviser. Messrs. Algert and Zeigler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Predecessor Fund’s inception on September 30, 2015.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class A Shares and Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Summary Section	13	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	14	North Square International Small Cap Fund
Table of Contents - Combined Prospectus

SUMMARY SECTION - NORTH SQUARE DYNAMIC SMALL CAP FUND

Investment Objective
The investment objective of the North Square Dynamic Small Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.90%		0.90%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.71%		0.71%
Shareholder servicing fee	0.06%		0.06%
All other expenses	0.65%		0.65%
Total annual fund operating expenses[2]		1.86%		1.61%
Fees waived and/or expenses reimbursed		(0.46)%		(0.46)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.40%		1.15%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until February 19, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	15	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$709	$993	$1,297	$2,158
Class I shares	$117	$365	$633	$1,398

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 170% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Algert Global, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization U.S. companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the Russell 2000 Index (the “Index”) at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of May 31, 2018, the market capitalizations of companies included in the Index were between $5.9 million and $11.9 billion. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (“REITs”), and preferred stocks. The Fund may invest in initial public offerings of companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Summary Section	16	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.  An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Summary Section	17	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Reliance on Technology. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2018, 28.0% of the Fund’s assets were invested in the industrials sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Dynamic Small Cap Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Summary Section	18	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

The performance information presented below for periods prior to September 30, 2015 is based on the performance of the Algert Global U.S. Small Cap account (the “Predecessor Account”).  The Predecessor Fund commenced operations on September 30, 2015, after the conversion of the Predecessor Account, which commenced operations on November 1, 2008 (the “Predecessor Account”), into Class I shares of the Predecessor Fund. The Predecessor Fund’s and the Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account was the only fund or account managed by the Sub-Adviser with an investment objective and investment policies and restrictions substantially similar to those of the Predecessor Fund, and the Predecessor Account was managed in substantially the same way as the Sub-Adviser managed the Predecessor Fund and will manage the Fund. The returns for the Predecessor Account reflect its performance prior to the conversion into the Predecessor Fund. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Returns for Class I shares reflect all charges, expenses, and fees of the Predecessor Account.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
25.31%
18.92%
2.97%
15.52%
41.21%
12.90%
1.24%
18.47%
15.63%
2009
2010
2011
2012
2013
2014
2015
2016
2017

The year-to-date return as of June 30, 2018 was 8.52%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	20.32%	Quarter ended 06/30/2009
Lowest Calendar Quarter Return at NAV (non-annualized)	(19.63)%	Quarter ended 9/30/2011

This table shows the Predecessor Account’s and the Predecessor Fund’s average annual total returns for the periods ending December 31, 2017. The table also shows how the Predecessor Account’s and the Predecessor Fund’s performance compares with the returns on an index comprised of companies similar to those held by the Predecessor Account and by the Predecessor Fund. The Fund will use the same benchmark for measuring its performance.

Summary Section	19	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

Average Annual Total Returns (for periods ended as of December 31, 2017)	One Year	Five Years	Since Inception(1)
Class I - Return Before Taxes	15.63%	17.20%	15.43%
Class I - Return After Taxes on Distributions(2)	15.48%	17.13%	15.40%
Class I - Return After Taxes on Distributions and Sale of Fund Shares(2)	8.86%	13.94%	13.03%
Class A - Return Before Taxes	8.76%	15.54%	14.41%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	13.71%
1	Inception date is November 1, 2008.
2
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I Shares will vary from returns shown for Class I Shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser.  Algert Global, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Peter Algert, Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, Ian Klink, Research Analyst and Portfolio Manager of the Sub-Adviser, and Bram Zeigler, Research Analyst and Portfolio Manager of the Sub-Adviser. Messrs. Algert, Klink and Zeigler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Predecessor Fund’s inception on September 30, 2015.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class A Shares and Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Summary Section	20	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	21	North Square Dynamic Small Cap Fund
Table of Contents - Combined Prospectus

SUMMARY SECTION – NORTH SQUARE OAK RIDGE DISCIPLINED GROWTH FUND

Investment Objective
The investment objective of the North Square Oak Ridge Disciplined Growth Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%		0.70%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.92%		0.92%
Shareholder servicing fee	0.06%		0.06%
All other expenses	0.86%		0.86%
Total annual fund operating expenses[2]		1.87%		1.62%
Fees waived and/or expenses reimbursed		(0.67)%		(0.67)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.20%		0.95%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 0.95% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until February 19, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	22	North Square Oak Ridge Discipline Growth Fund
Table of Contents - Combined Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$690	$934	$1,197	$1,946
Class I shares	$97	$303	$525	$1,166

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 74% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of issuers that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The equity securities in which the Fund principally invests include common stocks, preferred stocks, exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (“REITs”), warrants and rights. The Fund may also invest in initial public offerings (“IPOs”) of equity securities. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the information technology sector. The Fund will generally consist of a diversified all cap portfolio of between 40 to 70 holdings. The Fund will generally invest in companies with market capitalizations of $500 million or greater at time of purchase. While the Fund may invest in equity securities of issuers in all market capitalization ranges, the majority of its holdings are expected to be in larger capitalization companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers will be primarily through investments in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

When selecting securities for the Fund’s portfolio, the Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth. A growth style of investing is based on the premise that, over the long term, stock price appreciation follows growth in earnings and revenues. Investment decisions are based primarily on the fundamental analysis of individual companies, rather than on broad economic forecasts. The Sub-Adviser’s principal analytical technique involves seeking to identify companies with earnings and revenues that are not only growing, but growing at a sustainable pace with strong competitive advantages. When making purchase decisions for the Fund, the Sub-Adviser uses a bottom-up approach that involves three primary components:

•
Research — The Sub-Adviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

Summary Section	23	North Square Oak Ridge Discipline Growth Fund
Table of Contents - Combined Prospectus

•	Fundamentals — Once a potential investment is identified, the Sub-Adviser considers whether the issuer possesses certain attributes that the Sub-Adviser believes a “buy” candidate should possess.

•
Valuation — Finally, the Sub-Adviser values companies by considering metrics such as price-to-sales ratios, and price-to-earnings growth ratios within a peer group. From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase, within the context of appropriate portfolio diversification for the Fund.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.  An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

IPO Risk. The Fund may invest in securities issued in initial public offerings. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Summary Section	24	North Square Oak Ridge Discipline Growth Fund
Table of Contents - Combined Prospectus

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund may invest in REITs. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2018, 37.7% of the Fund’s assets were invested in the information technology sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.  In addition, as of May 31, 2018, 20.6% of the Fund’s assets were invested in the health care sector. Performance of companies in the health care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class A shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the Russell 3000 Growth Index, a broad-based market index, and the S&P 500 Index, an additional broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1‑855-551-5521.

Summary Section	25	North Square Oak Ridge Discipline Growth Fund
Table of Contents - Combined Prospectus

The Fund has adopted the historical performance of the Oak Ridge International Small Cap Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return as of June 30, 2018 was 9.03%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	8.63%	Quarter ended 3/31/2017
Lowest Calendar Quarter Return at NAV (non-annualized)	2.09%	Quarter ended 9/30/2017

Average Annual Total Returns ( for periods ended December 31, 2017)	1 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	25.18%	15.05%	6/29/16
Class I - Return After Taxes on Distributions	25.18%	15.00%	6/29/16
Class I - Return After Taxes on Distributions and Sale of Fund Shares	14.25%	11.54%	6/29/16
Class A - Return Before Taxes	N/A	N/A	6/29/16
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	29.59%	21.02%	6/29/16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Summary Section	26	North Square Oak Ridge Discipline Growth Fund
Table of Contents - Combined Prospectus

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser, and David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser. Messrs. McVicker and Klaskin are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Predecessor Fund’s its inception on July 29, 2016.

Purchase and Sale of Fund Shares
Currently, Class A Shares are not available for purchase. The Fund offers one class of shares: the Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	27	North Square Oak Ridge Discipline Growth Fund
Table of Contents - Combined Prospectus

SUMMARY SECTION - NORTH SQUARE MULTI STRATEGY FUND

Investment Objective
The investment objective of the North Square Multi Strategy Fund (the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of this Prospectus and in “Appendix A –Waivers and Discounts Available from Intermediaries.”

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		1.00%[2]		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[3]		0.01%		0.01%		0.01%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		0.00%
Other expenses		0.59%		0.59%		0.59%
Shareholder servicing fee	0.12%		0.03%		0.05%
All other expenses	0.47%		0.56%		0.54%
Acquired fund fees and expenses		0.93%		0.93%		0.93%
Total annual fund operating expenses[4]		1.78%		2.53%		1.53%
Recoupment of fees waived and/or expenses reimbursed		0.00%		0.00%		0.00%
Total annual fund operating expenses after recoupment of fees waived and/or expenses reimbursed[4,5]		1.78%		2.53%		1.53%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, does not receive management fees for Fund assets invested in other series of the Trust advised by North Square (“affiliated investments”). North Square receives management fees of 0.50% for Fund assets invested in non-affiliated investments. As of the date of this prospectus, North Square expects substantially all of the Fund’s assets to be invested in affiliated investments.

4.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

5.
North Square has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20%, 2.10%, and 1.17% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively. This agreement is in effect until February 19, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver or payment, subject to certain limitations, including a maximum reimbursement of 0.20% per fiscal year. The amounts shown above under recoupment of fees waived and/or expenses paid for or reimbursed are estimated for the current fiscal year. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	28	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$745	$1,103	$1,484	$2,549
Class C shares	$356	$788	$1,345	$2,866
Class I shares	$156	$483	$834	$1,824

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$256	$788	$1,345	$2,866

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 117% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund primarily invests in mutual funds managed by North Square, the Fund’s investment adviser, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset classes not available through a fund managed by the Adviser. In addition, the Fund may also invest directly in securities when the Sub-Adviser believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

The Fund is a multi-strategy fund that will invest directly or indirectly through underlying funds in the following asset classes:

•
Equity securities of U.S. and foreign companies (including emerging market companies) of any market capitalization, including common stock, preferred stock, warrants, rights and initial public offerings (“IPOs”). Exposure to equity securities of foreign companies may be through American and Global Depositary Receipts (“ADRs” and “GDRs”).

Summary Section	29	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

•
Fixed income securities of U.S. and foreign issuers (including emerging market issuers) of any maturity and credit quality, including high-yield debt securities (often called “junk bonds”), investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments and cash equivalents.

As part of the Sub-Adviser’s multi-strategy investment process, the Fund’s investments are allocated among underlying funds based on an evaluation of three strategies: strategic asset allocation (generally, the weighting of allocations among broad asset classes to seek to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to seek to add value relative to the general strategic allocations) and fund selection. Fund assets are invested in underlying funds with equity exposure across the small to large capitalization range, as well as across value and growth styles as well as core or blend styles which exhibit both growth and value characteristics. Fund assets may also be invested in underlying funds with exposure to fixed income securities issued by a variety of issuers and across a range of maturities and credit quality. Broad economic and market factors, as well as diversification and risk management, are considered in assessing the strategic and tactical components of the allocation. The analysis in selecting underlying funds includes an assessment of a fund’s past performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. It also includes an assessment of the underlying fund’s investment strategies, investment process and portfolio management team.

The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds and there is no maximum or minimum exposure that the Fund must maintain with respect to any asset class. Accordingly, the Fund’s exposure to different asset classes and underlying funds will be adjusted to take advantage of current or expected market conditions, or to manage risk. From time to time, the Fund may own a majority of the shares of an underlying fund managed by the Adviser. As of the date of this prospectus, the Fund intends to allocate substantially all of its assets among the North Square Oak Ridge Disciplined Growth Fund, North Square Dynamic Small Cap Fund, North Square International Small Cap Fund, North Square Oak Ridge Dividend Growth Fund and North Square Global Resources & Infrastructure Fund, and expects to invest 25% or more of its assets in the North Square Oak Ridge Disciplined Growth Fund and North Square Dynamic Small Cap Fund.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. The Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in underlying funds. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Bank Loan Risk. Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid or subject to restrictions on resale or assignment and may be difficult to value, which will have an adverse impact on the ability to dispose of particular bank loans in a favorable or timely fashion. Bank loans may also be subject to extension risk and prepayment risk.  Transactions in bank loans are often subject to longer settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, which could result in losses to the Fund. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Summary Section	30	North Square Multi Strategy Fund
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Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.  In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

The Fund may invest in affiliated mutual funds managed by North Square. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Foreign Investment Risk. The Fund’s investments in underlying funds that invest in foreign stocks or the Fund’s direct investments in foreign securities can be riskier than U.S. stock investments. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Summary Section	31	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation-Linked Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as Treasury inflation-protected securities (“TIPS”) are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term securities and higher rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows. Interest rates have recently increased and are likely to continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Summary Section	32	North Square Multi Strategy Fund
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Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Summary Section	33	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the Russell 1000 Growth Index, a broad-based market index, and the Russell 3000 Growth Index, an additional broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1‑855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Multi Strategy Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The performance information presented below for periods prior to October 17, 2014 is based on the performance of Pioneer Oak Ridge Large Cap Growth Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and Prior Predecessor Fund.  At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially identical investment strategies.

On July 18, 2017, the Predecessor Fund’s investment strategy changed. Prior to July 18, 2017, the Predecessor Fund invested primarily in equity securities of large capitalization companies with above average potential for earnings growth. Accordingly, the performance information presented below for periods prior to July 18, 2017 is based on the Predecessor Fund’s prior investment strategy.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-38.29%
33.58%
7.74%
-1.49%
11.82%
33.36%
9.05%
4.02%
0.40%
25.36%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Summary Section	34	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

The year-to-date return as of June 30, 2018 was 1.03%.

Class A
Highest Calendar Quarter Return at NAV (non-annualized)	16.34%	Quarter ended 03/31/2012
Lowest Calendar Quarter Return at NAV (non-annualized)	(21.95)%	Quarter ended 12/31/2008

Average Annual Total Returns (for periods ended December 31, 2017)	1 Year	5 Years	10 Years
Class A - Return Before Taxes	19.07%	12.59%	5.87%
Class A - Return After Taxes on Distributions	19.07%	12.59%	5.85%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	10.79%	10.08%	4.71%
Class C - Return Before Taxes	24.22%	12.91%	5.55%
Class I - Return Before Taxes	26.36%	13.96%	6.63%
Russell 3000 Growth (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Summary Section	35	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser. Messrs. Klaskin and McVicker are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Prior Predecessor Fund’s inception in 1999.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	36	North Square Multi Strategy Fund
Table of Contents - Combined Prospectus

SUMMARY SECTION – NORTH SQUARE OAK RIDGE DIVIDEND GROWTH FUND

Investment Objective
The investment objective of the North Square Oak Ridge Dividend Growth Fund (the “Fund”) is current income and long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 68 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.75%		0.75%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		1.41%		1.41%
Shareholder servicing fee	0.06%		0.06%
All other expenses	1.35%		1.35%
Total annual fund operating expenses[2]		2.41%		2.16%
Fees waived and/or expenses reimbursed		(1.16)%		(1.16)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.25%		1.00%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until February 19, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement.  This reimbursement may be requested by the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Summary Section	37	North Square Oak Ridge Dividend Growth Fund
Table of Contents - Combined Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$695	$949	$1,222	$1,999
Class I shares	$102	$318	$552	$1,225

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 30% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities that have a record of paying dividends over at least a trailing one year period. The Fund will invest primarily in large cap U.S. companies with market capitalizations of $5 billion or higher at the time of initial purchase.

The Fund’s equity investments include common stock, and can include preferred stock, depositary receipts, exchange-traded funds (“ETFs”), rights and warrants. The Fund may also invest in American Depositary Receipts (“ADRs”). The Fund will invest in a diversified portfolio of securities typically spread across many economic sectors.

The Sub-Adviser uses a bottom-up approach that involves quantitative and qualitative review of companies to seek to identify those exhibiting consistent dividend payments and favorable fundamentals, including a dividend payout ratio and earnings growth, that indicate an ability to sustain above average growth in dividends. The Fund’s dividend yield will be comparable to the S&P 500 Index average yield, with each stock evaluated as having the potential to increase future dividends at a rate above the S&P 500 Index. In addition, the Sub-Adviser uses a “growth” style of management to seek to identify companies with: consistent earnings growth, rising earnings estimates, healthy forecasted earnings growth and reasonable valuations.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Summary Section	38	North Square Oak Ridge Dividend Growth Fund
Table of Contents - Combined Prospectus

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.  For example, as of May 31, 2018, 28.5% of the Fund’s assets were invested in the information technology sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

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Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Dividend Growth Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return as of June 30, 2018, was 2.12%.

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Class I
Highest Calendar Quarter Return at NAV (non-annualized)	7.52%	Quarter ended 12/31/2017
Lowest Calendar Quarter Return at NAV (non-annualized)	(7.10)%	Quarter ended 09/30/2015

Average Annual Total Returns (for periods ended December 31, 2017)	1 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	20.56%	12.26%	6/28/13
Class I - Return After Taxes on Distributions	20.19%	11.71%	6/28/13
Class I - Return After Taxes on Distributions and Sale of Fund Shares	11.91%	9.65%	6/28/13
Class A - Return Before Taxes	13.27%	10.30%	6/28/13
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	14.32%	6/28/13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Manager
The Sub-Adviser’s portfolio manager is David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser. He is primarily responsible for the day-to-day management of the Fund’s portfolio and has been since the Predecessor Fund’s inception on June 28, 2013.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	41	North Square Oak Ridge Dividend Growth Fund
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MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

North Square Oak Ridge Small Cap Growth Fund

Investment Objective
The North Square Oak Ridge Small Cap Growth Fund seeks to provide capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies.

When making purchase decisions for the Fund, the Sub-Adviser uses a bottom-up approach that involves three primary components:

•
Research — The Sub-Adviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Sub-Adviser considers whether the issuer possesses certain attributes that the Sub-Adviser believes a “buy” candidate should possess.

•	Valuation — Finally, the Sub-Adviser values companies by considering metrics such as price-to-sales ratios and price-to-earnings growth ratios within a peer group.

From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase.

The Sub-Adviser may sell all or a portion of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Sub-Adviser identifies a more attractive investment opportunity for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square International Small Cap Fund

Investment Objective
The North Square International Small Cap Fund seeks to provide long-term capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

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Table of Contents - Combined Prospectus

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be companies with market capitalizations generally within the range of those companies included in the MSCI EAFE Small Cap Index (the “Index”) at the time of purchase. The market capitalization range will be considered by country. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of June 30, 2018, the market capitalizations of companies included in the Index were between $88.7 million and $8.5 billion. The Fund will invest in non-U.S. markets, including emerging markets. The Fund will allocate its assets among various regions and countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, and preferred stocks. The Fund may invest in initial public offerings of companies.

Some of the Fund’s investments in non-U.S. issuers are through investment in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Each model is designed to exploit a specific bias in the way most investors process information and make trades.

•
The Relative Value model seeks to detect stocks that are mispriced relative to their peers. Multiple measures are used and weighted according to the stock’s region, industry, size, risk, profitability and growth prospects, with the primary drivers being enterprise value models driven by EBITDA and free cash flow.

•
The Quality model examines the full spectrum of financial statements to measure of a company’s operating performance. Factors such as stability, financing activity, free cash flow, life cycle, working capital and asset structure are combined to identify companies that the Sub-Adviser believes are more or less likely than peers to sustain their performance targets.

•
The Catalyst model employs a broad set of inputs, including fundamental, sentiment and technical measures to seek to identify companies with changing expectations and levels of attention. The Sub-Adviser believes that changing sentiment and attention are key drivers of many behavioral biases.

Each of these models is customized to the specifics of the underlying sector and region where they are applied.

More about the Funds	43
Table of Contents - Combined Prospectus

The construction and daily optimization of the investment universe and subsequent generation of a prospective trade list are determined using the following key inputs:

•	the stock selection scores which serve as forecasts of a company’s risk adjusted return relative to its peers
•	estimates of each stock’s exposure to common risk factors
•	co-variance (the degree to which returns on two risky assets move in tandem) of the historical returns of common factor returns
•	transaction cost forecasts
•	portfolio position size limits
•	liquidity limits
•	regional exposure allocation

Sell decisions are driven by changes in the underlying stock selection signals and risk forecasts. Stocks which have experienced a deterioration in their relative valuation, quality and/or catalyst measures are candidates for sale. The Sub-Adviser may also sell all or a portion of a position when the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Dynamic Small Cap Fund

Investment Objective
The North Square Dynamic Small Cap Fund seeks to provide long-term capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization U.S. companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the Russell 2000 Index (the “Index”) at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of May 31, 2018, the market capitalizations of companies included in the Russell 2000 Index were between $5.9 million and $11.9 billion. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, and preferred stocks. The Fund may invest in initial public offerings of companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

More about the Funds	44
Table of Contents - Combined Prospectus

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio. A prospective trade list is generated from these rankings to construct the desired portfolio.

Each model is designed to exploit a specific bias in the way most investors process information and make trades.

•
The Relative Value model seeks to detect stocks that are mispriced relative to their peers. Multiple measures are used and weighted according to the stock’s region, industry, size, risk, profitability and growth prospects, with the primary drivers being enterprise value models driven by EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow.

•
The Quality model examines the full spectrum of financial statements to measure a company’s operating performance. Factors such as stability, financing activity, free cash flow, life cycle, working capital and asset structure are combined to identify companies that the Sub-Adviser believes are more or less likely than peers to sustain their performance targets.

•
The Catalyst model employs a broad set of inputs, including fundamental, sentiment and technical measures to seek to identify companies with changing expectations and levels of attention. The Sub-Adviser believes that changing sentiment and attention are key drivers of many behavioral biases.

Each of these models is customized to the specifics of the underlying sector and region where they are applied.

The construction and daily optimization of the investment universe and subsequent generation of a prospective trade list are determined using the following key inputs:

•	the stock selection scores, which serve as forecasts of a company’s risk adjusted return relative to its peers
•	estimates of each stock’s exposure to common risk factors
•	co-variance (the degree to which returns on two risky assets move in tandem) of the historical returns of common factor returns
•	transaction cost forecasts
•	portfolio position size limits
•	liquidity limits

Sell decisions are driven by changes in the underlying stock selection signals and risk forecasts. Stocks which have experienced a deterioration in their relative valuation, quality and/or catalyst measures are candidates for sale. The Sub-Adviser may also sell all or a portion of a position of a holding when the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Oak Ridge Disciplined Growth Fund

Investment Objective
The North Square Oak Ridge Disciplined Growth Fund seeks to provide long-term growth of capital.

More about the Funds	45
Table of Contents - Combined Prospectus

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of issuers that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The equity securities in which the Fund principally invests include common stocks, preferred stocks, ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, warrants and rights. The Fund may also invest in IPOs of equity securities. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the information technology sector. The Fund will generally consist of a diversified all cap portfolio of between 40 to 70 holdings. The Fund will generally invest in companies with market capitalizations of $500 million or greater at time of purchase. While the Fund may invest in equity securities of issuers in all market capitalization ranges, the majority of its holdings are expected to be in larger capitalization companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers will be primarily through investments in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

When selecting securities for the Fund’s portfolio, the Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth. A growth style of investing is based on the premise that, over the long term, stock price appreciation follows growth in earnings and revenues. Investment decisions are based primarily on the fundamental analysis of individual companies, rather than on broad economic forecasts. The Sub-Adviser’s principal analytical technique involves seeking to identify companies with earnings and revenues that are not only growing, but growing at a sustainable pace with strong competitive advantages. When making purchase decisions for the Fund, the Sub-Adviser uses a bottom-up approach that involves three primary components:

•
Research — The Sub-Adviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Sub-Adviser considers whether the issuer possesses certain attributes that the Sub-Adviser believes a “buy” candidate should possess.

•
Valuation — Finally, the Sub-Adviser values companies by considering metrics such as price-to-sales ratios, and price-to-earnings growth ratios within a peer group. From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase, within the context of appropriate portfolio diversification for the Fund.

When determining when to sell a particular holding, the Sub-Adviser will consider all of the following developments: (1) deteriorating fundamentals of the particular security; (2) the security becomes overvalued; (3) the Sub-Adviser identifies a more attractive investment opportunity for the Fund; (4) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

More about the Funds	46
Table of Contents - Combined Prospectus

North Square Multi Strategy Fund

Investment Objective
The North Square Multi Strategy Fund seeks to provide capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund primarily invests in mutual funds managed by North Square, the Fund’s investment adviser, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset classes not available through a fund managed by the Adviser. In addition, the Fund may also invest directly in securities when the Sub-Adviser believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

The Fund is a multi-strategy fund that will invest directly or indirectly through underlying funds in the following asset classes:

•
Equity securities of U.S. and foreign companies (including emerging market companies) of any market capitalization, including common stock, preferred stock, warrants, rights and initial public offerings (“IPOs”). Exposure to equity securities of foreign companies may be through American and Global Depositary Receipts (“ADRs” and “GDRs”).

•
Fixed income securities of U.S. and foreign issuers (including emerging market issuers) of any maturity and credit quality, including high-yield debt securities (often called “junk bonds”), investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments and cash equivalents.

As part of the Sub-Adviser’s multi-strategy investment process, the Fund’s investments are allocated among underlying funds based on an evaluation of three strategies: strategic asset allocation (generally, the weighting of allocations among broad asset classes to seek to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to seek to add value relative to the general strategic allocations) and fund selection. Fund assets are invested in underlying funds with equity exposure across the small to large capitalization range, as well as across value and growth styles as well as core or blend styles which exhibit both growth and value characteristics. Fund assets may also be invested in underlying funds with exposure to fixed income securities issued by a variety of issuers and across a range of maturities and credit quality. Broad economic and market factors, as well as diversification and risk management, are considered in assessing the strategic and tactical components of the allocation. The analysis in selecting underlying funds includes an assessment of a fund’s past performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. It also includes an assessment of the underlying fund’s investment strategies, investment process and portfolio management team.

The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds and there is no maximum or minimum exposure that the Fund must maintain with respect to any asset class. Accordingly, the Fund’s exposure to different asset classes and underlying funds will be adjusted to take advantage of current or expected market conditions, or to manage risk. From time to time, the Fund may own a majority of the shares of an underlying fund managed by the Adviser. As of the date of this prospectus, the Fund intends to allocate substantially all of its assets among the North Square Oak Ridge Disciplined Growth Fund, North Square Dynamic Small Cap Fund, North Square International Small Cap Fund, North Square Oak Ridge Dividend Growth Fund and North Square Global Resources & Infrastructure Fund, and expects to invest 25% or more of its assets in the North Square Oak Ridge Disciplined Growth Fund and North Square Dynamic Small Cap Fund.

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Table of Contents - Combined Prospectus

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Oak Ridge Dividend Growth Fund

Investment Objective
The North Square Oak Ridge Dividend Growth Fund seeks to provide current income and long-term capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities that have a record of paying dividends over at least a trailing one year period. The Fund will invest primarily in large cap U.S. companies with market capitalizations of $5 billion or higher at the time of initial purchase.

The Sub-Adviser uses a bottom-up approach that involves quantitative and qualitative review of companies to seek to identify those exhibiting consistent dividend payments and favorable fundamentals, including a dividend payout ratio and earnings growth, that indicate an ability to sustain above average growth in dividends. The Fund’s dividend yield will be comparable to the S&P 500 Index average yield, with each stock evaluated as having the potential to increase future dividends at a rate above the S&P 500 Index.

The Sub-Adviser may sell all or a portion of a position of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Adviser identifies a more attractive investment opportunity for the Fund; (4) sector weightings are to be brought in line with the Sub-Adviser’s investment guidelines; (5) a reduction or elimination in the security’s dividend; or (6) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Additional Investment Strategies

The North Square Oak Ridge Small Cap Growth Fund may, but is not required to, use derivatives, such as stock index futures and options. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may also hold cash or other short-term instruments.

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Please refer to the Statement of Additional Information (“SAI”) for more information about the Funds’ investment policies and restrictions.

Principal Risks

The Funds’ principal risks are set forth below. A Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in underlying funds. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.  An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks of Investing in the Funds

Bank Loan Risk. (North Square Multi Strategy Fund). Bank loans are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a bank loan. Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the ability to dispose of particular bank loans. Bank loans may also be subject to extension risk and prepayment risk.

Consumer Discretionary Sector Risk. (North Square International Small Cap Fund). Because the Funds may invest a significant portion of its assets in the consumer discretionary sector, its performance will be significantly affected by developments in that sector. Companies in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer discretionary sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Convertible Securities Risk. (North Square Multi Strategy Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Credit Risk. (North Square Multi Strategy Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Currency Risk. (North Square International Small Cap Fund and North Square Multi Strategy Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

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Emerging Market Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, and North Square Multi Strategy Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

Equity Risk. (All Funds). The value of equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which a Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF and Mutual Funds Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). Investing in an ETF or mutual fund will provide the Funds with exposure to the securities held by the mutual fund or ETF and will expose the Funds to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. It may also be more expensive for a Fund to invest in an ETF or a mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs or mutual funds involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

The North Square Multi Strategy Fund may invest in affiliated mutual funds managed by the Adviser. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent that the North Square Multi Strategy Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Fixed Income Securities Risk. (North Square Multi Strategy Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

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Foreign Investment Risk. (All Funds). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Government-Sponsored Entities Risk. (North Square Multi Strategy Fund). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Growth-Oriented Investment Strategies Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short-term.

Healthcare Sector Risk. (North Square Oak Ridge Small Cap Growth Fund and North Square Oak Ridge Disciplined Growth Fund). Because the North Square Oak Ridge Small Cap Growth Fund may invest a significant portion of its assets in the healthcare sector, its performance will be significantly impacted by developments in that sector. Companies in the healthcare sector may be adversely affected by government regulation, restrictions on government reimbursement for medical expenses, industry innovation, obtaining and defending patents, research and development costs, and extensive litigation based on product liability and similar claims.

High Yield (“Junk”) Bond Risk. (North Square Multi Strategy Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

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Industrial Sector Risk. (North Square International Small Cap Fund). Because the Fund may invest a significant portion of its assets in the industrials sector, its performance will be significantly affected by developments in that sector. Companies in the industrials sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition.

Inflation-Linked Securities Risk. (North Square Multi Strategy Fund). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the "CPI")).There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Information Technology Sector Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square Dynamic Small Cap Fund, North Square Oak Ridge Disciplined Growth Fund, and North Square Oak Ridge Dividend Growth Fund). Because the Funds may invest a significant portion of its assets in the information technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable and their share prices tend to be more volatile. The Funds’ investment performance will be tied to many factors which affect these companies, including intense competition, consumer preferences, problems with product compatibility and government regulation. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. The Funds’ investments may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Interest Rate Risk. (North Square Multi Strategy Fund).  Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows. Interest rates have recently increased and are likely to continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

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IPO Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy, and North Square Oak Ridge Disciplined Growth Fund). The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Japan Risk. (North Square International Small Cap Fund). The growth of Japan's economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries' political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.

Large Cap Company Risk. (North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Liquidity Risk. (North Square Oak Ridge Disciplined Growth Fund, North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square, Dynamic Small Cap Fund and North Square Multi Strategy Fund). Due to a lack of demand in the marketplace or other factors, such as market turmoil, a Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, a Fund may be unable to achieve its desired level of exposure to a certain sector. Liquidity risk may be more pronounced with respect to investments in developing countries.

Management and Strategy Risk. (All Funds). The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Mid Cap Company Risk. (North Square Oak Ridge Disciplined Growth Fund and North Square Multi Strategy Fund)  Investing in mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Mortgage-Backed and Asset-Backed Securities Risk. (North Square Multi Strategy Fund). Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Municipal Securities Risk. (North Square Multi Strategy Fund). Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Preferred Stock Risk. (All Funds). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

REIT Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, and North Square Oak Ridge Disciplined Growth Fund). The Funds’ investments in REITs will subject the Funds to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

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Reliance on Technology. (North Square International Small Cap Fund, and North Square Dynamic Small Cap Fund). The Funds’ trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software. Because of the quantity and nature of the software utilized, software errors may occur, and certain of these errors may impact portfolios. Additionally, with respect to third party hardware and software, such errors are often entirely outside of the control of the Funds. The Sub-Adviser seeks to reduce the incidence of software errors through a certain degree of internal testing and seeks to reduce the impact of such errors through monitoring and the use of certain independent safeguards in the overall portfolio management system and often, with respect to proprietary software, in the software code itself. Despite such testing, monitoring and independent safeguards, these software errors may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly allocate trades among clients, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk reducing actions. These errors may be extremely hard to detect. Regardless of how difficult their detection appears in retrospect, some of these errors may go undetected for long periods of time and some may never be detected. The impact caused by errors may be compounded over time. A Fund assumes that software errors and their ensuing risks are an inherent part of investing with a process-driven, systematic investment manager, and does not expect to perform a materiality analysis on the vast majority of errors it discovers. The Sub-Adviser seeks, on an ongoing basis, to create adequate backups of software and hardware where possible but there is no guarantee that such efforts will be successful. Further, to the extent that an unforeseeable software or hardware malfunction or problem is caused by a defect, virus or other outside force, investors may be materially adversely affected.

Sector Focus Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Oak Ridge Disciplined Growth Fund, and North Square Oak Ridge Dividend Growth Fund). Each Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of a Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

Small Cap Company Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, and North Square Oak Ridge Disciplined Growth Fund). Investing in small capitalization companies generally involves greater risks than investing in large capitalization companies. Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Value-Oriented Investment Strategies Risk. (North Square International Small Cap Fund, North Square Dynamic Small Cap Fund and North Square Multi Strategy Fund). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Warrants and Rights Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment in the warrant or right). If a Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and a Fund may not always realize full value on the sale of rights.

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Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Form N-Q.

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MANAGEMENT OF THE FUNDS

Investment Adviser
North Square Investments, LLC (“North Square” or the “Adviser”), a Delaware limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603, is each Fund’s investment adviser and provides investment advisory services to each Fund pursuant to an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). Founded in September 2018, North Square is a registered investment adviser and provides investment advice to institutions and high-net-worth investors.  Prior to February 15, 2019, each Fund’s investment adviser was Oak Ridge Investments, LLC (“Oak Ridge” or a “Sub-Adviser”).

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged the Sub-Advisers pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees.  The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

For its services, the Adviser is entitled to receive the below annual management fee from each Fund, calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Oak Ridge Small Cap Growth Fund	First $1 billion 0.85% Thereafter 0.80%
North Square International Small Cap Fund	1.00%
North Square Dynamic Small Cap Fund	0.90%
North Square Oak Ridge Disciplined Growth Fund	0.70%
North Square Multi Strategy Fund	0.00% for Fund assets invested in affiliated investments, and 0.50% for Fund assets invested in non-affiliated investments
North Square Oak Ridge Dividend Growth Fund	0.75%

For the fiscal year ended May 31, 2018, Oak Ridge, in its role as the investment adviser to each of the Funds’ corresponding predecessor funds listed below, received the following advisory fees from each predecessor fund, after waiving fees pursuant to its expense limitation agreement with each Fund:

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Predecessor Fund	Advisory Fees Received As a Percentage of Average Daily Net Assets
Oak Ridge Small Cap Growth Fund	0.84%
Oak Ridge International Small Cap Fund	0.48%
Oak Ridge Dynamic Small Cap Fund	0.16%
Oak Ridge Disciplined Growth Fund	0.00%
Oak Ridge Multi Strategy Fund	0.30%*
Oak Ridge Dividend Growth Fund	0.00%
*
Prior to July 18, 2017, the Oak Ridge Multi Strategy Fund paid the following annual management fee, as a percentage of the Oak Ridge Multi Strategy Fund’s average daily net assets: 0.75% on the first $1 billion and 0.70% thereafter.

Manager-of-Managers Arrangement
Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser, or a sister company of the Adviser that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Adviser (the “Manager-of-Managers Structure”).  The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order, if granted, will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.  There can be no assurance that the SEC will grant the Order. The sole initial shareholder of each Fund has approved the operation of each Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

Sub-Advisers
Oak Ridge, a Delaware limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603, serves as the Sub-Adviser to the North Square Oak Ridge Disciplined Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund, pursuant to an investment sub-advisory agreement. The Sub-Adviser was founded in 1989, and is a registered investment adviser with the SEC. The Sub-Adviser is responsible for the day-to-day management of the North Square Oak Ridge Disciplined Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund’s portfolios, selection of each of those Fund’s portfolio investments and supervision of their portfolio transactions subject to the general oversight of the Board and the Adviser. Oak Ridge provides investment advisory services for investment companies, institutional clients, and high net worth individuals. As of June 30, 2018, Oak Ridge had approximately $1.7 billion in assets under management and provided investment advice with respect to another approximately $300 million in assets.

For its investment sub-advisory services, Oak Ridge is entitled to receive an annual fee paid solely by the Adviser based on the applicable Fund’s average daily net assets as follows:

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Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Oak Ridge Small Cap Growth Fund First $1 billion Thereafter	0.85% 0.80%
North Square Oak Ridge Disciplined Growth Fund	0.70%
North Square Multi Strategy Fund	0.00-0.50%[1]
North Square Oak Ridge Dividend Growth Fund	0.75%
1 The annual advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the trust advised by the Advisor ("affiliated investments") and (ii) 0.50% for Fund assets invested in nonaffiliated investments. Prior to July 18, 2017, the advisory fees were 0.75% on the first $1 billion and 0.70% thereafter.

Algert Global, LLC (“Algert Global” or a “Sub-Adviser”), with its principal place of business at One Maritime Plaza, Suite 1525, San Francisco, California 94111, serves as the sub-adviser to the North Square International Small Cap Fund and North Square Dynamic Small Cap Fund. The Sub-Adviser was founded in 2002 and is registered as an investment adviser with the SEC. The Sub-Adviser is responsible for the day-to-day portfolio management, selection of the portfolio investments and supervision of the portfolio transactions, subject to the general oversight of the Adviser, for the North Square International Small Cap Fund and North Square Dynamic Small Cap Fund. As of June 30, 2018, Algert Global had $2.2 billion in assets under management. For its investment sub-adv is entitled to receive an annual fee paid by the Adviser of 0.50% and 0.45%, respectively.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and sub-advisory agreements will be available in the Fund’s first Annual or Semi-Annual Report to shareholders.

Portfolio Managers

Portfolio Managers of Oak Ridge

David M. Klaskin and Robert G. McVicker of Oak Ridge are jointly and primarily responsible for the day-to-day management of the portfolios of the North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund and North Square Oak Ridge Disciplined Growth Fund.

David M. Klaskin of Oak Ridge is primarily responsible for the day-to-day management of the North Square Oak Ridge Dividend Growth Fund.

David M. Klaskin has 34 years of investment experience. He co-founded Oak Ridge and has served as its Chief Executive Officer and Chief Investment Officer since 1989. He chairs the firm’s Executive Committee and the equity selection team. He is also a co-portfolio manager for the firm’s all cap, large cap, and small to mid cap equity portfolios and is the portfolio manager of the firm’s dividend growth portfolio.

Robert G. McVicker has 29 years of investment experience. Mr. McVicker has served as Executive Vice President and Senior Portfolio Manager of the Adviser since 1989. He is a member of the firm’s equity selection team. He is co-portfolio manager for the firm’s all cap, large cap, and small to mid cap equity portfolios and serves as director of research with responsibility for coordinating, directing and implementing the firm’s qualitative/quantitative equity research.

Portfolio Managers of Algert Global

Peter Algert, Bram Zeigler and Ian Klink of Algert Global are jointly and primarily responsible for the day-to-day management of the North Square Dynamic Small Cap Fund’s portfolio.

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Peter Algert and Bram Zeigler of Algert Global are jointly and primarily responsible for the day-to-day management of the portfolios of the North Square International Small Cap Fund.

Peter Algert, Ph.D, has 22 years of investment experience. Mr. Algert is the Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, which he co-founded in 2002. Mr. Algert was previously a Managing Director at Barclays Global Investors, where he served as the Global Head of Research focusing on stock selection strategies. Prior to that, Mr. Algert was a Director at KMV Corporation where he worked in the areas of empirical modeling and management of credit risk. Mr. Algert received his B.A. in Economics from the University of California, Santa Cruz and his Ph.D. from UC Berkeley’s Haas School of Business.

Ian Klink, Ph.D, has 5 years of investment experience. Mr. Klink is a research analyst and portfolio manager for the Sub-Adviser. Mr. Klink joined the Sub-Adviser in 2011. Mr. Klink received his B.S. in Chemical Engineering from the University of Oklahoma and his Ph.D in Chemical Engineering at the University of California, Davis during which time he concurrently earned an MBA, with a focus in Finance. He also completed coursework toward postdoctoral studies in Chemical Engineering.

Bram Zeigler, has 19 years of investment experience. Mr. Zeigler is a research analyst and portfolio manager responsible for the Sub-Adviser. Mr. Zeigler joined Algert Global in 2004. Mr. Zeigler was previously a Vice President at Charles Schwab & Co. where he worked in the areas of correspondent order flow valuation, market maker profitability, and execution quality. Prior to that, Mr. Zeigler worked at the National Association of Securities Dealers where he worked on market microstructure issues affecting The NASDAQ Stock Market. During his time at NASD, he developed the original idea for NASDAQ’s SuperMontage trading system, for which he is listed as inventor on the patent. Mr. Zeigler received his B.A. in Economics from Dickinson College and his M.A. in Economics from Washington University in St. Louis.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
Compass Distributors, LLC, (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Advisers or any other service provider for the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees: listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following:

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Fund	As a Percentage of Average Daily Net Assets
North Square Oak Ridge Small Cap Growth Fund
Class A	1.39%
Class C	2.14%
Class I	1.14%
Class K	0.99%
North Square International Small Cap Fund
Class A	1.50%
Class I	1.25%
North Square Dynamic Small Cap Fund
Class A	1.40%
Class I	1.15%
North Square Oak Ridge Disciplined Growth Fund
Class A	1.20%
Class I	0.95%
North Square Multi Strategy Fund
Class A	1.20%
Class C	2.10%
Class I	1.17%
North Square Oak Ridge Dividend Growth Fund
Class A	1.25%
Class I	1.00%

This agreement is in effect until February 19, 2021, for the North Square Oak Ridge Small Cap Growth Fund and it may be terminated before that date only by the Trust’s Board of Trustees.

This agreement is in effect until February 19, 2029 for the North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund and it may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

Any waiver of advisory fees or payment or reimbursement of a Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years (three full years for the North Square Multi Strategy Fund) after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. With respect to the North Square Multi Strategy Fund, the reimbursement amount is subject to a maximum 0.20% per fiscal year.  Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Prior Performance for Similar Accounts Managed by Oak Ridge Investments, LLC
The following tables set forth performance data relating to the historical performance of all private accounts managed by Oak Ridge for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Oak Ridge Disciplined Growth Fund. The data is provided to illustrate the past performance of Oak Ridge in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

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The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Annualized Total Returns
For the Periods Ended March 31, 2018
All Cap Growth Equity Composite

	One Year	Three Years	Five Years	Ten Years	Since Inception
All Cap Growth Composite
Net Returns, after fees/expenses*	19.21%	9.25%	14.00%	10.09%	8.23%
Gross Returns**	17.54%	7.70%	12.38%	8.55%	6.64%
Russell 3000 Growth Index	21.06%	12.57%	15.32%	11.31%	6.75%
*
The fees and expenses of accounts (including cash reserves) included in the composite are lower than the anticipated operating expenses of the North Square Oak Ridge Disciplined Growth Fund, and, accordingly, the performance results of the composite are higher than what the North Square Oak Ridge Disciplined Growth Fund performance would have been.

**
The gross of fees performance results reflect the asset-weighted performance of accounts (including cash reserves) managed for the period and do not reflect the deduction of any wrap fees or fees in lieu of commissions on wrap-fee accounts or any advisory fees on the accounts, but do reflect the deduction of trading commissions for separately managed accounts. Such returns are commonly referred to as “Pure” gross of fees returns and are supplemental to net returns.

Oak Ridge is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940. The Oak Ridge All Cap Growth Equity Composite (the “All Cap Growth Equity Composite”) was created in March 2001 and is made up of discretionary, fee paying, all capitalization separately managed accounts. The All Cap Growth Equity Composite performance information shown in this section begins January 1, 2007. The All Cap Growth Equity Composite includes wrap-fee and non-wrap-fee separately managed accounts. Wrap-fee accounts are charged an all-inclusive asset-based fee that includes most costs. Account performance is based on total assets in the account, including cash and cash equivalents. Historical performance results include the results of accounts that are no longer managed by the Firm. The All Cap Growth Equity Composite does not include any non-fee paying accounts. The All Cap Growth Equity Composite is comprised of growth equity accounts that invest primarily in companies with market capitalizations within the range of the Russell 3000 Growth Index at the time of first purchase. For comparison purposes, the composite is measured against the Russell 3000 Growth Index.

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ALL CAP GROWTH EQUITY COMPOSITE

Period	Total Firm Assets ($ millions)	Composite Performance		Benchmark Performance
		Net	Gross	Russell 3000 Growth Index
2017	2,360	23.84%	25.61%	29.59%
2016	3,127	-0.96%	0.48%	7.39%
2015	4,349	5.56%	7.08%	5.09%
2014	4,216	11.45%	13.04%	12.44%
2013	4,042	34.10%	36.04%	34.23%
2012	2,900	9.31%	10.85%	15.21%
2011	2,664	1.15%	2.53%	2.18%
2010	2,912	14.39%	15.90%	17.64%
2009	2,511	29.36%	31.13%	37.01%
2008	1,994	-37.77%	-36.85%	-38.44%
2007	3,822	13.59%	15.06%	11.40%

Prior Performance for Similar Accounts Managed by Algert Global LLC
The following tables set forth performance data relating to the historical performance of all accounts managed by Algert Global for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the North Square International Small Cap Fund. The data is provided to illustrate the past performance of Algert Global in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended March 31, 2018

International Small Cap Strategy Composite

	One Year	Three Years	Five Years	Since February 1, 2010
International Small Cap Strategy Composite
Net Returns, after fees/expenses*	21.29%	13.40%	14.57%	13.95%
Gross Returns	22.49%	14.53%	15.71%	15.09%
MSCI EAFE Small Cap Index	23.49%	12.25%	11.09%	10.63%
*
The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

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INTERNATIONAL SMALL CAP STRATEGY COMPOSITE
(As of March 31, 2018)

	Total Firm	Composite Assets		Performance Results
	Assets	U.S. Dollars	Number of	Composite
Period	($ millions)	($ millions)	Accounts	Net	Gross	Index
2018	2,145.4	1,225.3	21	0.61	-0.36%	0.24%
2017	1991.4	1096.9	21	32.63%	33.94%	33.01%
2016	956.2	311.3	12	5.5%	6.5%	2.2%
2015	787.2	241.9	7	14.1%	15.2%	9.6%
2014	481.3	49.4	<5	0.8%	1.9%	-5.0%
2013	602.6	40.0	<5	41.0%	42.4%	29.3%
2012	485.2	0.8	<5	21.5%	22.7%	20.0%

Algert Global is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940.

The Algert Global International Small Cap composite was created on October 1, 2012, and includes all fee paying and non-fee paying discretionary accounts with comparable investment objectives. Model fees were subtracted from non-fee paying accounts in the composite to compute net of fees performance. Trade date accounting is utilized and cash equivalents are included in performance returns. Valuations are computed and performance reported in U.S. Dollars.

The gross returns were calculated on a time weighted basis, including all dividends and interest, accrual income, and realized and unrealized gains or losses, are net of all brokerage commissions and execution costs, and do not give effect to investment advisory fees, which would reduce such returns. The management fee range is between 0.80% and 1.00% on all assets.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the United States and Canada.

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DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to each Fund’s Class A shares and Class C Shares, as applicable. Under the 12b-1 Plan, a Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C shares and/or shareholder liaison service fees in connection with the provision of services to shareholders of each such Class and the maintenance of shareholder accounts. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C Shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares.

The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Funds. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred. In the case of Class C Shares, 12b-1 fees together with the CDSC are used to finance the costs of advancing sales commissions paid to broker-dealers. After the first 12 months, the broker-dealers may receive the ongoing 12b1-fees associated with their clients’ investment.

Since these fees are paid out of each Fund’s assets attributable to Class A and Class C shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with the relevant class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of sales charges and expenses and an example of the sales charges and expenses of each Fund applicable to each class of shares offered in this Prospectus.

Class I and Class K shares are not subject to any distribution and shareholder liaison service fees under the 12b-1 Plan.

Shareholder Service Fee
The Trust, on behalf of the Funds, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to each of the Fund’s Class A shares and Class C Shares, as applicable.  Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class C shares, and Class I shares, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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YOUR ACCOUNT WITH THE FUNDS

Share Price
The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV of a class of a Fund’s shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs. Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Purchase of Shares
This Prospectus offers Class A, Class C, Class I, and Class K shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution fees and/or shareholder service fees.

•
Class C shares (North Square Oak Ridge Small Cap Growth Fund and North Square Multi Strategy Fund only) generally incur a 1% contingent deferred sales charge if you sell your shares within one year of purchase and are subject to annual distribution fees or shareholder service fees.

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•
Class I shares are not subject to any sales loads or distribution fees or shareholder service fees, provided that Class I shares of North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, and North Square Oak Ridge Dividend Growth Fund are subject to shareholder service fees.

•	Class K shares (North Square Oak Ridge Small Cap Growth Fund only) are not subject to any sales loads or distribution fees or shareholder service fees.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you.  When selecting a share class, you should consider the following:

•	which shares classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for any reduction or waiver of sales charges

Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I and Class K shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I or Class K shares may be more suitable than Class A or Class C shares. You should consult with your financial advisor for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, shareholder service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares. Please see the specific features available to each class of shares as discussed below.

To purchase shares of the North Square Funds, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I and K Shares
All Accounts	$1,000,000	None

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums.  In addition from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A and Class C shares due to different sales charges among the share classes. Please see “Class A Shares – Sales Charge Schedule” on page 68 , “Class C Shares Purchase Programs” on page 71 and “Appendix A – Waivers and Discounts Available from Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class C, Class I, or Class K shares, as applicable.

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You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

The Funds do not accept investments by non-U.S. persons.

Class A Shares
Class A shares of the Funds are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Funds will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	See below**	See below**	See below**
*	The offering price includes the sales charge.
**
There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. See also the “Large Order Net Asset Value Purchase Privilege” section on page 70 .

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Information on sales charges can also be found on the Funds’ website at www.northsquareinvest.com, or obtained by calling the Funds at 1-855-551-5521, or consulting with your financial advisor.

Class A Shares Purchase Programs
Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Funds as discussed below.  Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases” and “Large Order Net Asset Value Purchase Privilege”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary.  As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.  Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

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Quantity Discounts.
When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge.  For example, a purchase of up to $49,999.99 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $50,000 would pay an initial charge of 4.50%.   There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount.  Investments above $500,000 have no front-end sales charge but may be subject to a CDSC (please see Large Order Net Asset Value Purchase Privilege below for more information).

You may be able to lower your Class A sales charges if:

•
you assure a Fund in writing that you intend to invest at least $50,000 in Class A shares of the Funds over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Funds plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of a Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and the approved financial intermediary may not retain this information.

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Net Asset Value Purchases.

Class A shares are available for purchase without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•
a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisers, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

•
a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•	a current Trustee of the Trust;

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Funds.

Your financial advisor or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

From its own profits and resources, the Adviser may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $500,000 or more of Class A shares of the Funds, in accordance with the following fee schedule: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million and less than or equal to $50 million, and 0.25% over $50 million.

A CDSC will be waived in the following circumstances:

•	If you are a current Trustee of the Trust;

•
If you are a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•
If you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of a Fund; or

•	Upon conversion of Class A shares into another class of shares of a Fund.

Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible for waiver of a sales charge.

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Class C Shares
Under the 12b-1 Plan, a distribution fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of a Fund’s Class C shares.

Class C Shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C shares in the amount of $499,999 or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Class C Shares Purchase Programs
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary.  As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.  Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C shares may be entitled to the elimination of CDSC.  You may be required to provide a Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

•
the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Transfer Agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

Your financial advisor or the Transfer Agent can answer questions and help determine if you are eligible.

Class I and Class K Shares
To purchase Class I and Class K shares of the Funds, you generally must invest at least $1 million. Class I and Class K shares are not subject to any initial sales charge. There also are no CDSC imposed on redemptions of Class I and Class K shares, and you do not pay any ongoing distribution/service fees.

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The minimum investment requirement for Class I or Class K shares may be waived if you or your financial intermediary, invest through an omnibus account, have an aggregate investment in our family of funds of $5 million or more, or in other situations as determined by the Adviser. In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I or Class K shares. The Adviser may permit a financial intermediary to waive applicable minimum initial investment for Class I or Class K shares in the following situations:

•
Broker-dealers purchasing Fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the Distributor;
•	Certain employer-sponsored retirement plans, as approved by the Adviser; and
•	Certain other situations deemed appropriate by the Adviser.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the Invest by Mail form from your most recent confirmation statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521 at least five calendar days prior to the record date of the next distribution.. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Funds at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

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Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be at the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to North Square Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail
All checks must be made in U.S. Dollars and drawn on U.S. financial institutions. A Fund will not accept payment in cash or money orders. A Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Funds’ account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services, LLC Account No. 112-952-137
For further credit to: “North Square [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-855-551-5521 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary or, if applicable, an intermediary’s authorized designee, receives the order. The financial intermediary or its agent must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds as described below.

By mail
You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to North Square Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone
To redeem shares by telephone, call the Funds at 1-855-551-5521 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $15 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-855-551-5521. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Unless noted on the initial account application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

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Note: The Funds and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
• The applicable Fund account number;
• The name in which his or her account is registered;
• The Social Security Number or Taxpayer Identification Number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Signature Guarantee
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•	You wish to redeem more than $50,000 worth of shares.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-855-551-5521. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days before the next withdrawal.

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Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Investor Class shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for Class A and C shares and your financial institution must be a member of the ACH network. There is no minimum for Class I and K shares.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-551-5521, if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized intermediary or agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check or electronic funds transfer through the ACH network and request a redemption before the purchase amount has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the purchase amount to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their written redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-855-551-5521. Investors will be asked whether or not to withhold taxes from any distribution. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. Under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. A Fund may redeem shares in-kind during both normal and stressed market conditions. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, the Funds first redeem shares you acquired on or before December 30, 2011, and then apply your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

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Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in a Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Funds has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

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During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
You may exchange shares of a Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at 1-855-551-5521 to receive the prospectus. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.  There are no sales charges for exchanges of shares.

Conversion of Shares
A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

Class C shares of a Fund may be converted into another class of shares of the Fund at the direction of a shareholder or its financial intermediary.  To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought. A shareholder or financial intermediary may only convert the shareholder’s Class C shares into another class of shares if the Class C shares are no longer subject to a Contingent Deferred Sales Charge (“CDSC”) or the Adviser has been or will be reimbursed the portion of the CDSC otherwise payable on those shares. Class C shares may only be converted to Class A shares if the conversion is made to facilitate a shareholder’s participation in a fee based or wrap fee program, or in other circumstances subject to the discretion of the Adviser.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary or its designee. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

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Availability of Information
Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www.northsquareinvest.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-551-5521 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Additional Information
The Funds enter into contractual arrangements with various parties, including among others the Adviser and Sub-Adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The North Square Oak Ridge Dividend Growth Fund will make distributions of net investment income quarterly. The other Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Class A and Class C shares may be lower than the per share distributions on Class I and Class K shares as a result of the higher distribution/service fees applicable to Class A and Class C shares.

If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) to receive all dividends and distributions in cash, or (3) to receive capital gain distributions in cash, while reinvesting net investment income in additional Fund shares. If you wish to change your distribution option, please write to or call the Transfer Agent at least five calendar days before the record date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

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You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently at a rate set under Section 3406 of the Code for U.S. residents.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions and, after December 31, 2018, redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On February 19, 2019, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of a corresponding predecessor fund (each, a “Predecessor Fund”), each a former series of Investment Managers Series Trust.  Upon completion of the reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding Predecessor Fund.

The financial information for the fiscal years ended May 31, 2018, May 31, 2017, May 31, 2016, and May 31, 2015 has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Predecessor Fund’s audited financial statements, is included in the Predecessor Funds’ annual report, which is available upon request (see back cover). The information for the fiscal years ended November 30, 2012, November 30, 2013, and November 30, 2014 has been audited by the prior predecessor funds’ independent registered public accounting firm.

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North Square Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017			For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$34.16		$34.02		$41.23		$40.94		$38.74		$29.43	$28.42
Income from Investment Operations:
Net investment loss	(0.23)	[1,2]	(0.33)	[1,2]	(0.37)	[1]	(0.21)	[1]	(0.40)	[1]	(0.32)	(0.27)
Net realized and unrealized gain (loss) on investments	5.69		2.62		(4.54)		3.10		2.60		11.58	2.18
Total from investment operations	5.46		2.29		(4.91)		2.89		2.20		11.26	1.91

Less Distributions:
From net realized gain	(22.77)		(2.15)		(2.30)		(2.60)		-		(1.95)	(0.90)

Net asset value, end of period	$16.85		$34.16		$34.02		$41.23		$40.94		$38.74	$29.43

Total return[3]	23.85%		6.82%		(12.00)%		7.83%	[4]	5.68%		38.32%	6.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$162,714		$242,299		$357,215		$466,398		$467,897		$599,193	$419,590

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.40%		1.44%		1.38%		1.34%	[6]	1.39%		1.40%	1.51%
After fees waived and expenses absorbed[5]	1.38%	[7]	1.39%		1.38%		1.34%	[6]	1.38%		1.40%	1.40%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(0.97)%		(1.02)%		(1.02)%		(1.03)%	[6]	(1.04)%		(0.99)%	(0.98)%
After fees waived and expenses absorbed[5]	(0.95)%		(0.97)%		(1.02)%		(1.03)%	[6]	(1.03)%		(0.99)%	(0.88)%

Portfolio turnover rate	39%		30%		30%		22%	[4]	23%		24%	23%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
***
In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]
Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of the fund. Prior to October 5, 2017 the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% of average daily net assets of the Fund.

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North Square Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017			For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$26.58		$27.12		$33.63		$34.01		$32.42		$25.04	$24.48
Income from Investment Operations:
Net investment loss	(0.21)	[1,2]	(0.46)	[1,2]	(0.52)	[1]	(0.29)	[1]	(0.56)	[1]	(0.46)	(0.36)
Net realized and unrealized gain (loss) on investments	3.70		2.07		(3.69)		2.51		2.15		9.79	1.82
Total from investment operations	3.49		1.61		(4.21)		2.22		1.59		9.33	1.46

Less Distributions:
From net realized gain	(22.77)		(2.15)		(2.30)		(2.60)		-		(1.95)	(0.90)

Net asset value, end of period	$7.30		$26.58		$27.12		$33.63		$34.01		$32.42	$25.04

Total return[3]	22.93%		6.06%		(12.68)%		7.42%	[4]	4.90%		37.33%	6.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,498		$46,077		$71,123		$95,018		$92,622		$103,819	$73,426

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.12%		2.13%		2.17%		2.12%	[6]	2.08%		2.12%	2.17%
After fees waived and expenses absorbed[5]	2.11%	[7]	2.11%		2.16%		2.12%	[6]	2.08%		2.12%	2.17%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(1.69)%		(1.71)%		(1.81)%		(1.81)%	[6]	(1.74)%		(1.71)%	(1.63)%
After fees waived and expenses absorbed[5]	(1.68)%		(1.69)%		(1.80)%		(1.81)%	[6]	(1.74)%		(1.71)%	(1.63)%

Portfolio turnover rate	39%		30%		30%		22%	[4]	23%		24%	23%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]
Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.14% of average daily net assets of the fund. Prior to October 5, 2017 the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.30% of average daily net assets of the Fund.

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North Square Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class I*7

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$35.25		$34.92		$42.12		$41.69		$39.31		$29.73	$28.59
Income from Investment Operations:
Net investment loss	(0.19)	[1,2]	(0.22)	[1,2]	(0.25)	[1]	(0.15)	[1]	(0.26)	[1]	(0.20)	(0.11)
Net realized and unrealized gain (loss) on investments	6.00		2.70		(4.65)		3.18		2.64		11.73	2.15
Total from investment operations	5.81		2.48		(4.90)		3.03		2.38		11.53	2.04

Less Distributions:
From net realized gain	(22.77)		(2.15)		(2.30)		(2.60)		-		(1.95)	(0.90)

Net asset value, end of period	$18.29		$35.25		$34.92		$42.12		$41.69		$39.31	$29.73

Total return[3]	24.19%		7.23%		(11.74)%		8.03%	[4]	6.05%		38.84%	7.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$172,935		$1,040,256		$1,657,047		$1,842,921		$1,591,679		$1,285,381	$844,740

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.05%		1.09%		1.10%		1.05%	[6]	1.00%		1.02%	1.03%
After fees waived and expenses absorbed[5]	1.06%	[8]	1.04%		1.04%		1.05%	[6]	1.00%		1.02%	1.03%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(0.63%)		(0.67)%		(0.75)%		(0.74)%	[6]	(0.65)%		(0.61)%	(0.47)%
After fees waived and expenses absorbed[5]	(0.64)%		(0.62)%		(0.69)%		(0.74)%	[6]	(0.65)%		(0.61)%	(0.47)%

Portfolio turnover rate	39%		30%		30%		22%	[4]	23%		24%	23%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.
[8]
Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.14% of average daily net assets of the fund. Prior to October 5, 2017 the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.05% of average daily net assets of the Fund.

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North Square Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class K*
 Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Period December 20, 2012*** through November 30, 2013
Net asset value, beginning of period	$35.02		$34.66		$41.77		$41.35		$38.94		$29.77
Income from Investment Operations:
Net investment loss	(0.14)	[1,2]	(0.17)	[1,2]	(0.20)	[1]	(0.12)	[1]	(0.21)	[1]	(0.09)	[3]
Net realized and unrealized gain (loss) on investments	5.94		2.68		(4.61)		3.14		2.62		11.21
Total from investment operations	5.80		2.51		(4.81)		3.02		2.41		11.12

Less Distributions:
From net realized gain	(22.77)		(2.15)		(2.30)		(2.60)		-		(1.95)

Net asset value, end of period	$18.05		$35.02		$34.66		$41.77		$41.35		$38.94

Total return[4]	24.34%		7.34%		(11.59)%		8.08%	[5]	6.19%		37.14%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,426		$103,403		$141,566		$130,003		$86,265		$10,677

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	0.96%		0.93%		0.92%		0.90%	[7]	0.88%		0.89%	[7]
After fees waived and expenses absorbed[6]	0.95%	[8]	0.91%		0.91%		0.90%	[7]	0.88%		0.89%	[7]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	(0.53)%		(0.51)%		(0.57)%		(0.59)%	[7]	(0.54)%		(0.54)%	[7]
After fees waived and expenses absorbed[6]	(0.52)%		(0.49)%		(0.56)%		(0.59)%	[7]	(0.54)%		(0.54)%	[7]

Portfolio turnover rate	39%		30%		30%		22%	[5]	23%		24%	[5]

*
Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
***	Class K shares were first publicly offered on December 20, 2012.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

[4]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.

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[7]	Annualized.
[8]
Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of average daily net assets of the fund. Prior to October 5, 2017 the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.92% of average daily net assets of the Fund.

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North Square International Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Period December 1, 2015* through May 31, 2016
Net asset value, beginning of period	$12.69		$10.95	$10.68
Income from Investment Operations:
Net investment income[1]	0.16		0.11	0.06
Net realized and unrealized gain on investments	1.10		1.78	0.19
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	- -	[2]	-	-	[2]
Total from investment operations	1.26		1.89	0.25

Less Distributions:
From net investment income	(0.13) (0.13)		(0.11)	-
From net realized gain	(1.12) (1.12)		(0.04)	-
Total distributions	(1.25) (1.25)		(0.15)	-

Contribution to capital from affiliate (Note 4)	-		-	0.02

Net asset value, end of period	$12.70		$12.69	$10.95

Total return[3]	9.90%		17.52%	2.53%	[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,462		$4,812	$2,151

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.78%		2.22%	2.43%	[6]
After fees waived and expenses absorbed	1.50%		1.50%	1.50%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.93%		0.25%	0.25%	[6]
After fees waived and expenses absorbed	1.21%		0.97%	1.18%	[6]

Portfolio turnover rate	234%		124%	76%	[5]
*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	In 2016, 0.19% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

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North Square International Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Period September 30, 2015* through May 31, 2016
Net asset value, beginning of period	$12.71	$10.97	$10.00
Income from Investment Operations:
Net investment income[1]	0.19	0.14	0.07
Net realized and unrealized gain on investments	1.10	1.77	0.87
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	-	-	0.03
Total from investment operations	1.29	1.91	0.97

Contribution to capital from affiliate (Note 4)	-2	-	-	[2]

Less Distributions:
From net investment income	(0.16)	(0.13)	-
From net realized gain	(1.12)	(0.04)	-
Total distributions	(1.28)	(0.17)	-

Net asset value, end of period	$12.72	$12.71	$10.97

Total return[3]	10.07%	17.70%	9.70%	[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100,887	$49,889	$28,341

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.53%	1.97%	2.12%	[6]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.18%	0.50%	0.08%	[6]
After fees waived and expenses absorbed	1.46%	1.22%	0.95%	[6]

Portfolio turnover rate	234%	124%	76%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	In 2016, 0.40% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

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North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Period December 1, 2015* through May 31, 2016
Net asset value, beginning of period	$12.03	$9.97	$10.97
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	3.10	2.14	(0.95)
Total from investment operations	3.07	2.09	(0.97)

Less Distributions:
From net investment income	-	-	(0.01)
From net realized gain	(0.04)	(0.03)	(0.02)
Total distributions	(0.04)	(0.03)	(0.03)

Net asset value, end of period	$15.06	$12.03	$9.97

Total return[2]	25.59%	21.01%	(8.81)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80	$68	$32

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.14%	20.14%	38.27%	[4]
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.96)%	(19.22)%	(37.24)%	[4]
After fees waived and expenses absorbed	(0.22)%	(0.48)%	(0.37)%	[4]

Portfolio turnover rate	170%	181%	78%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

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North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Period September 30, 2015* through May 31, 2016
Net asset value, beginning of period	$12.07	$9.98	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	-2	(0.03)	-	[2]
Net realized and unrealized gain on investments	3.11	2.15	0.01
Total from investment operations	3.11	2.12	0.01

Less Distributions:
From net investment income	-	-	(0.01)
From net realized gain	(0.04)	(0.03)	(0.02)
Total distributions	(0.04)	(0.03)	(0.03)

Net asset value, end of period	$15.14	$12.07	$9.98

Total return[3]	25.83%	21.29%	0.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,279	$1,167	$799

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.89%	19.89%	36.44%	[5]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.71)%	(18.97)%	(35.29)%	[5]
After fees waived and expenses absorbed	0.03%	(0.22)%	0.00%	[5]

Portfolio turnover rate	170%	181%	78%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

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North Square Oak Ridge Disciplined Growth Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout the period.
	For the Year Ended May 31, 2018	For the Period July 29, 2016* through May 31, 2017
Net asset value, beginning of period	$11.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.01	0.03
Net realized and unrealized gain on investments	2.12	1.02
Total from investment operations	2.13	1.05

Less Distributions:
From net investment income	-2	(0.02)

Net asset value, end of period	$13.16	$11.03

Total return[3]	19.31	10.58%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,285	$281

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.99	45.40%	[5]
After fees waived and expenses absorbed	0.95	0.95%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.96	(44.13)%	[5]
After fees waived and expenses absorbed	0.08	0.32%	[5]

Portfolio turnover rate	74	116%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

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North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$22.81	$19.77		$20.35		$19.55		$17.40		$13.46	$12.02
Income from Investment Operations:
Net investment income (loss)	(0.16)	-	[1,2]	(0.02)	[1]	(0.02)	[1]	(0.05)	[1]	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	4.30	3.04		(0.56)		0.82		2.20		3.97	1.47
Total from investment operations	4.14	3.04		(0.58)		0.80		2.15		3.94	1.44

Net asset value, end of period	$26.95	$22.81		$19.77		$20.35		$19.55		$17.40	$13.46

Total return[3]	18.15%	15.38%		(2.85)%		4.09%	[5]	12.36%		29.27%	11.98%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,570	$40,399		$39,346		$44,427		$44,742		$56,708	$48,629

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.93%	1.63%		1.54%		1.61%	[6]	1.59%		1.54%	1.63%
After fees waived and expenses absorbed	1.13%	1.20%		1.20%		1.20%	[6]	1.23%		1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.43)%	(0.43)%		(0.45)%		(0.65)%	[6]	(0.61)%		(0.54)%	(0.67)%
After fees waived and expenses absorbed	(0.63)%	0.00%		(0.11)%		(0.24)%	[6]	(0.25)%		(0.20)%	(0.24)%

Portfolio turnover rate	117%	17%		23%		11%	[5]	29%		16%	25%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
***
In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	If the Fund had not recognized a gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.

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[5]	Not annualized.
[6]	Annualized.

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North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$20.41	$17.86		$18.54		$17.89		$16.07		$12.54	$11.30
Income from Investment Operations:
Net investment loss	(0.30)	(0.17)	[1]	(0.18)	[1]	(0.10)	[1]	(0.18)	[1]	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	3.83	2.72		(0.50)		0.75		2.00		3.69	1.39
Total from investment operations	3.53	2.55		(0.68)		0.65		1.82		3.53	1.24

Net asset value, end of period	$23.94	$20.41		$17.86		$18.54		$17.89		$16.07	$12.54

Total return[2]	17.30%	14.28%		(3.67)%		3.63%	[4]	11.33%		28.15%	10.97%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,247	$13,251		$15,876		$18,532		$19,527		$23,060	$19,298

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.66%	2.20%		2.24%		2.30%	[4]	2.19%		2.24%	2.30%
After fees waived and expenses absorbed	1.86%	2.10%		2.10%		2.10%	[4]	2.10%		2.10%	2.10%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.16)%	(1.00)%		(1.15)%		(1.34)%	[4]	(1.21)%		(1.24)%	(1.34)%
After fees waived and expenses absorbed	(1.36)%	(0.90)%		(1.01)%		(1.14)%	[4]	(1.12)%		(1.10)%	(1.14)%

Portfolio turnover rate	117%	17%		23%		11%	[3]	29%		16%	25%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

Financial	99

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North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class I*6

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$23.24	$20.14		$20.72		$19.90		$17.69		$13.68	$12.21
Income from Investment Operations:
Net investment income (loss)	(0.10)	0.01	[1]	(0.02)	[1]	(0.02)	[1]	(0.02)	[1]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	4.39	3.09		(0.56)		0.84		2.23		4.04	1.49
Total from investment operations	4.29	3.10		(0.58)		0.82		2.21		4.01	1.47

Net asset value, end of period	$27.53	$23.24		$20.14		$20.72		$19.90		$17.69	$13.68

Total return[2]	18.46%	15.39%		(2.80)%		4.12%	[3]	12.49%		29.31%	12.04%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,434	$13,561		$14,172		$16,361		$16,206		$12,934	$13,046

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.72%	1.26%		1.22%		1.15%	[4]	1.09%		1.17%	1.11%
After fees waived and expenses absorbed	0.88%	1.17%		1.17%		1.15%	[4]	1.09%		1.17%	1.11%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.22)%	(0.06)%		(0.13)%		(0.19)%	[4]	(0.10)%		(0.17)%	(0.15)%
After fees waived and expenses absorbed	(0.38)%	0.03%		(0.08)%		(0.19)%	[4]	(0.10)%		(0.17)%	(0.15)%

Portfolio turnover rate	117%	17%		23%		11%	[3]	29%		16%	25%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

Financial	100

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North Square Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$13.59	$12.00	$12.75	$11.59	$10.00
Income from Investment Operations:
Net investment income[1]	0.20	0.18	0.17	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.92	1.71	(0.57)	1.17	1.55
Total from investment operations	2.12	1.89	(0.40)	1.31	1.67

Less Distributions:
From net investment income	(0.16)	(0.16)	(0.17)	(0.14)	(0.08)
From net realized gain	(0.01)	(0.14)	(0.18)	(0.01)	-
Total distributions	(0.17)	(0.30)	(0.35)	(0.15)	(0.08)

Net asset value, end of period	$15.54	$13.59	$12.00	$12.75	$11.59

Total return[2]	15.64%	15.91%	(3.09)%	11.38%	16.73%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$146	$129	$101	$67	$27

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.18%	36.49%	42.68%	51.52%	69.20%	[4]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.58)%	(33.82)%	(39.98)%	(49.16)%	(66.75)%	[4]
After fees waived and expenses absorbed	1.35%	1.42%	1.45%	1.11%	1.20%	[4]

Portfolio turnover rate	30%	22%	11%	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

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North Square Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$13.69	$12.08	$12.84	$11.66	$10.00
Income from Investment Operations:
Net investment income[1]	0.24	0.21	0.20	0.17	0.15
Net realized and unrealized gain (loss) on investments	1.93	1.73	(0.58)	1.19	1.64
Total from investment operations	2.17	1.94	(0.38)	1.36	1.79

Less Distributions:
From net investment income	(0.20)	(0.19)	(0.20)	(0.17)	(0.13)
From net realized gain	(0.01)	(0.14)	(0.18)	(0.01)	-
Total distributions	(0.21)	(0.33)	(0.38)	(0.18)	(0.13)

Net asset value, end of period	$15.65	$13.69	$12.08	$12.84	$11.66

Total return[2]	15.89%	16.25%	(2.92)%	11.75%	17.94%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,036	$372	$320	$329	$295

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.93%	36.24%	42.43%	51.27%	68.95%	[4]
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.00%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.33)%	(33.57)%	(39.73)%	(48.91)%	(66.50)%	[4]
After fees waived and expenses absorbed	1.60%	1.67%	1.70%	1.36%	1.45%	[4]

Portfolio turnover rate	30%	22%	11%	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

Financial	102

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APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account.
• Shares purchased by or through a 529 Plan.
• Shares purchased through a Merrill Lynch affiliated investment advisory program.
• Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform.
• Shares of a Fund purchased through the Merrill Edge Self-Directed platform (if applicable).
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).
• Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date.
• Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
• Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus.
• Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Available at Merrill Lynch
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as a part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½.
• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
• Shares acquired through a right of reinstatement.
•  Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and C shares only).

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Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoints as described in this Prospectus.
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a Fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
• Shares purchased through a Morgan Stanley self-directed brokerage account
• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

*************

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) have entered into an agreement with the Funds to offer Class A shares through no-load network or platforms as described in “Net Asset Value Purchases” beginning on page 70 of this Prospectus:

North Square Oak Ridge Small Cap Growth Fund:
1st Global Capital Corp
ADP Broker-Dealer Inc
American Enterprise Investment Services
American United Life Insurance Co
Ascensus Trust Co/ Ascensus Fin Serv LLC
AXA Advisers LLC
Cambridge Investment Research, Inc
Charles Schwab & Co
Commonwealth Financial Network
D.A. Davidson & Company
Deutsche Am Distributors, Inc.

Appendix A - Waivers and Discounts	104

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Edward D Jones & Co
Fairport Capital Inc.
Fidelity Investments Institutional
First Allied Securities
First Command Financial Planning, Inc.
Frost Brokerage Services Inc
Gregory J Schwartz & Co Inc.
GWFS Equities, Inc.
GWN Securities Inc
Hand Securities, Inc.
Hartford Life Insurance Co
Hightower Securites LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Kestra Investment Services, LLC
KMS Financial Services, Inc.
Lincoln Financial Advisers Corp.
Lincoln Financial Securities Corporation
LPL Financial Corporation
Matrix Trust Company/ Mscs Financial
Mercer Trust Company
Merrill Lynch, Pierce, Fenner, & Smith
Mid Atlantic Cap Corp/Mid Atlantic Trust
MML Distributors LLC
Morgan Stanley Smith Barney
Mutual Of Omaha Investor Services
MWA Financial Services Inc.
National Financial Services Corporation
National Planning Corp
Nationwide Investment Services Corporation
Next Financial Group Inc
Northwestern Mutual Investment Services
Oppenheimer & Co
Pershing LLC
PFS Investments Inc
Plan Member Securities Corporation
Principal Securities, Inc.
Proequities Inc
Pruco Securities, LLC
Prudential Pims/Retirement
Raymond James & Associates Inc
Raymond James Financial Services, Inc.
Rbc Capital Markets LLC
Reliance Trust Company
Rhodes Securities Inc
Robert W. Baird & Co
Sagepoint Financial Inc
Sammons Financial Network, LLC
Securities Management & Res Inc
Security Benefit Life Insurance Company
Signator Financial Services, Inc.
Sii Investments Inc
Stifel Nicolaus & Company, Inc
T. Rowe Price Trust Company
TD Ameritrade Clearing, Inc
TD Ameritrade Trust Company

Appendix A - Waivers and Discounts	105
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Tiaa-Cref Trust Company Fsb
Transamerica Financial Advisers Inc.
UBS Financial Services, Inc.
USI Securities Inc
Valic Financial Advisers Inc.
Valmark Securities, Inc.
Voya Financial Advisers, Inc.
Voya Financial Partners, Inc.
Wells Fargo Bank N.A. / Wachovia
Wells Fargo Clearing Services LLC
Wiley Bros.-Aintree Capital, LLC
North Square International Small Cap Fund
Charles Schwab & Co
National Financial Services Corporation
TD Ameritrade Clearing, Inc
UBS Financial Services, Inc.

North Square Multi Strategy Fund
American United Life Insurance Co
Ascensus Trust Co/ Ascensus Fin Serv LLC
Charles Schwab & Co
Commonwealth Financial Network
Edward D Jones & Co
First Command Financial Planning, Inc.
Gwn Securities Inc
Hartford Life Insurance Co
Lpl Financial Corporation
M Holdings Securities, Inc.
Matrix Trust Company/ Mscs Financial
Merrill Lynch, Pierce, Fenner, & Smith
MML Distributors LLC
MML Investors Services, LLC
Morgan Stanley Smith Barney
MSI Financial Services Inc
Mutual Of Omaha Investor Services
National Financial Services Corporation
Nationwide Investment Services Corporation
Next Financial Group Inc
Raymond James & Associates Inc
Sagepoint Financial Inc
Signator Financial Services, Inc.
Silver Oak Securities Inc
UBS Financial Services, Inc.
Wells Fargo Clearing Services LLC

North Square Oak Ridge Dividend Growth Fund
Pershing LLC

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Investment Adviser
North Square Investments, LLC
10 South LaSalle Street
 Chicago, Illinois 60603

Investment Sub-Adviser Oak Ridge Investments, LLC 10 South LaSalle Street Chicago, Illinois 60603	Investment Sub-Adviser Algert Global LLC One Maritime Plaza, Suite 1525 San Francisco, California 94111
Fund Administrator, Transfer Agent and Fund Accountant
 U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-551-5521

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Counsel to the Trust
Goodwin Procter LLP
 901 New York Avenue, NW
Washington, District of Columbia 20001

Independent Registered Public Accounting Firm
 Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

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107

North Square Funds

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI is available and annual and semi-annual reports are available, free of charge, on the Funds’ website at www.northsquareinvest.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at 1-855-551-5521 or by writing to:

North Square Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available:

•	Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address:publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(Investment Company Act file no. 811-23373.)
108
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SIBJECT TO COMPLETION DATED OCTOBER 23, 2018

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the United States Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

NORTH SQUARE FUNDS

NORTH SQUARE OAK RIDGE SMALL CAP GROWTH FUND
Class A (ORIGX), Class C (ORICX), Class I (ORIYX), Class K (ORIKX)

NORTH SQUARE INTERNATIONAL SMALL CAP FUND
Class A (ORIAX), Class I (ORIIX)

NORTH SQUARE DYNAMIC SMALL CAP FUND
Class A (ORSAX), Class I (ORSIX)

NORTH SQUARE OAK RIDGE DISCIPLINED GROWTH FUND
Class A (ORDGX), Class I (ODGIX)

NORTH SQUARE MULTI STRATEGY FUND
Class A (ORILX), Class C (ORLCX), Class I (PORYX)

NORTH SQUARE OAK RIDGE DIVIDEND GROWTH FUND
Class A (ORDAX), Class I (ORDNX)

October 23, 2018

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated October 23, 2018, as may be amended from time to time of the North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Oak Ridge Disciplined Growth Fund, North Square Multi Strategy Fund, and North Square Oak Ridge Dividend Growth Fund (each, a “Fund,” and collectively, the “Funds”). Each Fund is a series of North Square Investments Trust (the “Trust”). North Square Investments, LLC (“North Square” or the “Adviser”) is the investment adviser to the Funds. A copy of the Funds’ Prospectus may be obtained on the Funds’ website, www.northsquareinvest.com, or by contacting the Funds at the address or telephone number specified below. The Predecessor Funds’ (as defined below) Annual Report to shareholders for the fiscal year ended May 31, 2018, is incorporated by reference herein. A copy of the Predecessor Funds’ Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

North Square Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-855-551-5521

Table of Contents - Combined Statement of Additional Information

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust currently consists of several series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each of the Funds are the successors in interest to certain funds having similar names and identical investment objectives and principal investment strategies that were series of another registered investment company, Investment Managers Series Trust (the “IMST Trust”), as follows (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”):

The North Square Oak Ridge Small Cap Growth Fund will be the successor to the Oak Ridge Small Cap Growth Fund, a series of the IMST Trust.

The North Square International Small Cap Fund will be the successor to the Oak Ridge International Small Cap Fund, a series of the IMST Trust.

The North Square Dynamic Small Cap Fund will be the successor to the Oak Ridge Dynamic Small Cap Fund, a series of the IMST Trust.

The North Square Oak Ridge Disciplined Growth Fund will be the successor to the Oak Ridge Disciplined Growth Fund, a series of the IMST Trust.

The North Square Multi Strategy Fund will be the successor to the Oak Ridge Multi Strategy Fund, a series of the IMST Trust.

The North Square Oak Ridge Dividend Growth Fund will be the successor to the Oak Ridge Dividend Growth Fund, a series of the IMST Trust.

Each of the Predecessor Funds were advised by Oak Ridge Investments, LLC (“Oak Ridge” or a “Sub-Adviser”).  Pending shareholder approval, on February 15, 2019, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into corresponding series of the Trust, and effective as of the close of business on February 15, 2019, the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. Each Fund succeeded to the performance, financial and other historical information of those of the corresponding Predecessor Fund. Any historical information provided for a Fund that relates to periods prior to  February 15, 2019 is that of the corresponding Predecessor Fund.

Each Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

On October 17, 2014, the Oak Ridge Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund acquired all the assets of the Pioneer Oak Ridge Large Cap Growth Fund and the Pioneer Oak Ridge Small Cap Growth Fund, respectively, each a series of Pioneer Series Trust I (each, a “Prior Predecessor Fund”). Each of the North Square Oak Ridge Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund adopted the prior performance and financial history of its respective Prior Predecessor Fund.  Prior to July 18, 2017, the Oak Ridge Multi Strategy Fund was named the Oak Ridge Large Cap Growth Fund and the Fund’s strategy involved investing primarily in equity securities of large capitalization companies with above average potential for earnings growth.
Table of Contents - Combined Statement of Additional Information

The North Square Oak Ridge Small Cap Growth Fund currently offers four classes of shares: Class A, Class C, Class I, and Class K. The North Square Multi Strategy Fund currently offers three classes of shares: Class A, Class C, and Class I. The Oak Ridge Dividend Growth Fund, the North Square International Small Cap Fund, the North Square Dynamic Small Cap Fund, and the North Square Oak Ridge Disciplined Growth Fund offer two classes of shares: Class A and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund.  A Fund’s investments in the instruments discussed below may be through the Fund’s direct investments or indirectly through the Fund’s investments in underlying funds.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The Funds’ principal investment types and related risks are identified in the table below and described in detail following the table.

Investments and Risks	North Square Oak Ridge Small Cap Growth Fund	North Square International Small Cap Fund	North Square Dynamic Small Cap Fund	North Square Oak Ridge Disciplined Growth Fund	North Square Multi Strategy Fund	North Square Oak Ridge Dividend Growth Fund
Equity Securities
Common Stock	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Small Cap Stock	X	X	X	X	X
Mid Cap Stock				X	X
Large Cap Stock				X	X	X
Convertible Securities					X
Exchange Traded Funds (“ETFs”)	X	X	X	X	X	X
Initial Public Offerings (“IPOs”)	X	X	X	X	X
Debt Securities
Lower Rated Debt					X
Municipal Bonds					X
Government Obligations					X
Inflation Linked Securities					X
Foreign Investments
Depositary Receipts	X	X	X	X	X	X
Emerging Markets	X	X			X
Real Estate Investment Trusts (“REITs”)	X	X	X	X	X
Warrants and Rights	X			X	X	X
Investment Company Securities	X	X	X	X	X	X
Mortgage-Backed Securities					X
Asset-Backed Securities					X
Bank Loans and Loan Participations					X
Short-Term Investments					X

Table of Contents - Combined Statement of Additional Information

EQUITY SECURITIES

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small and Mid Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require such Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, such Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
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Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Exchange-Traded Funds (“ETFs”)

The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.
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ETF and Mutual Funds. The North Square Oak Ridge Small Cap Growth Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund it holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds may involve duplication of advisory fees and certain other expenses. The North Square Oak Ridge Small Cap Growth Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Initial Public Offerings (Applies to all Funds except for the Oak Ridge Dividend Growth Fund)

Each Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

DEBT SECURITIES

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by a Sub-Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.
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Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Sub-Advisers (as defined below) attempt to reduce the risks described above through diversification of each Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities
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Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values such Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Advisers will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when a Sub-Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of such Fund’s investment objective is more dependent on a Sub-Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

The Funds may enter into over-the-counter (“OTC”) transactions involving fixed income securities. Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisers and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. Each Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.
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Municipal Bonds

The Funds may invest in municipal bonds.  Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Government Obligations

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-Linked Securities

The Funds may invest in inflation-linked securities. Inflation-linked securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked securities may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.
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The periodic adjustment of U.S. inflation-linked securities generally is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked securities held by a Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in a Fund’s gross income. While inflation-adjusted growth does not result in cash payments to a Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. A Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked securities held by a Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

FOREIGN INVESTMENTS

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require such Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, such Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.
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Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by a Fund.

Emerging Markets

Each Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI, Inc. emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Depositary Receipts

The Funds may invest in depository receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.
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REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as each Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

WARRANTS AND RIGHTS

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by a Sub-Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and ETFs, to the extent permitted by the applicable law and subject to certain restrictions set forth in this SAI.
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Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
A Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

The North Square International Small Cap Fund, the North Square Oak Ridge Small Cap Growth Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, and the North Square Oak Ridge Dividend Growth Fund observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The North Square International Small Cap Fund, the North Square Oak Ridge Small Cap Growth Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, and the North Square Oak Ridge Dividend Growth Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the North Square International Small Cap Fund may not acquire any securities of registered open-end investment companies or registered UIT in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until a Sub-Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
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Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.
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Asset-Backed Securities

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to a Fund.

Bank Loans and Loan Participations

The Funds may invest in bank loans and loan participations.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, a Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. Dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
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Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. A Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, a Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
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Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. A Sub-Adviser may actively expose a Fund to credit risk. However, there can be no guarantee that a Sub-Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

MARKET CONDITIONS

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if a Sub-Adviser is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.
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There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

CLOSED-END FUNDS

Each Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

DEBT SECURITIES

Sovereign Debt Obligations

Each Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SHORT SALES

The Funds may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.
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When a Sub-Adviser believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

DERIVATIVES

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if a Sub-Adviser had been sufficiently hedged with respect to such position.

The Sub-Advisers will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, a Sub-Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although a Sub-Adviser may rely on diversification to control such risks to the extent that a Sub-Adviser believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH Clearnet), rather than a bank or broker. Since each Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Funds, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, each Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that a Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.
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Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. Each Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Funds may invest in options on securities and stock indices. A call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle a Fund, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by a Fund’s custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.
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Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, a Fund establishes an escrow account. The Funds’ custodian (or a securities depositary acting for the custodian) acts as each Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple) but not less than the strike price of the call. A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.
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The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of a Fund as a regulated investment company.

Over-the-Counter Options. Each Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, each Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.
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The SEC has taken the position that purchased OTC options are illiquid securities. Each Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, each Fund will change the treatment of such instruments accordingly.

Stock Index Options. Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
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Futures and Options on Futures

Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indices, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits.

A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). Each Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of a Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of a Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor a Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. As of the date of this SAI, neither the Adviser nor the Sub-Advisers are deemed to be a “commodity pool operator” or “commodity trading advisor” with respect to the advisory services it provides to each Fund. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Adviser and Sub-Advisers to register as a commodity pool operator with the CFTC with respect to the Funds, the Adviser and Sub-Advisers will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.
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Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, a Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.

Total Return Swaps. Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indices during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
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Credit Default Swaps. Each Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. Each Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
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Options on Swaps. The Funds may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Funds may enter into OTC derivatives transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisers and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.
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The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by a Sub-Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, each Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser or a Sub-Adviser, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

OTHER STRATEGIES AND RISKS

BORROWING

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of a Fund’s shares by increasing a Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Funds’ portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
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ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

The Funds may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by a Fund. However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

A Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Fund’s board of trustees.

LARGE SHAREHOLDER REDEMPTION RISK

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.
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LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Funds loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in such loaned securities. Each Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

DEVELOPMENTS IN THE CHINA REGION

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
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The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and thus it is anticipated that the UK will leave the EU on or before March 29, 2019.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU.  As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

CYBER SECURITY RISK

Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Sub-Adviser, the Funds’ custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cyber security plans or systems implemented by their service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the outstanding voting securities of a Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
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Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs;

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

In addition, the North Square Oak Ridge Small Cap Growth Fund, the North Square International Small Cap Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, and the North Square Oak Ridge Dividend Growth Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the North Square International Small Cap Fund may not acquire any securities of registered open-end investment companies or registered UIT in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.  The North Square Multi Strategy Fund will consider the investments of the underlying funds, when and to the extent such information is available, when applying its concentration policy.
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MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Sub-Advisers, administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board, except that the Sub-Advisers are responsible for making day-to-day investment decisions in accordance with the Funds’ investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Trustee	08/2018 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018); Managing Director, Putnam Investment Management, LLC (2000 – 2013).	7	N/A
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Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Donald J. Herrema (1952)	Chairman of the Board and Trustee	08/2018 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004); Executive Vice Chairman and Senior Advisor at Kennedy Wilson (real estate investment company) (2009 – 2016).	7
Chairman (since 2013) and Director (since 2009), TD Asset Management USA Funds Inc.; Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).

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Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Director, Professional/ Employer Development, Finance Department (since 2015), Adjunct Lecturer (since 2010), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	7	Director, The Vantagepoint Funds (2015 – 2016).
Interested Trustee[d]
Mark D. Goodwin (1964)	Trustee and President	08/2018 to present	Chief Executive Officer, North Square Investments LLC (since July 2018); President and Chief Operating Officer (2015 – July 2018) and Executive Vice President (2014 – 2015), Oak Ridge Investments, LLC; Chief Operating Officer, Amundi Pioneer Asset Management Inc. (2005 – 2014).	7	N/A
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Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Officers of the Trust
Alan E. Molotsky (1956)	Treasurer and Secretary	08/2018 to present
Chief Financial Officer, Chief Compliance Officer, General Counsel and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Financial Officer, Chief Compliance Officer, General Counsel and Executive Vice President, Oak Ridge Investments LLC (2004 – July 2018).
				N/A	N/A
David J. Gaspar (1954)	Vice President	08/2018 to present
Chief Operations and Information Officer and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Operations Officer, Chief Information Officer, Chief Information Security Officer and Executive Vice President, Oak Ridge Investments, LLC (2000 – July 2018).
				N/A	N/A
Douglas N. Tyre (1980)	Chief Compliance Officer	09/2018 to present	Assistant Compliance Director, Cipperman Compliance Services, LLC (since 2014); Client Services & Operations Specialist and Senior Associate, Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A
a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603.
b.	Trustees and officers serve until their successors are duly elected and qualified.
c.
The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the six Funds and the North Square Global Resources & Infrastructure Fund (offered in a separate Prospectus and SAI).

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.

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Additional Information Concerning The Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.
The Board is currently composed of four members, including three Independent Trustees and one Trustee who is affiliated with the Adviser (the “Interested Trustee”). The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Funds. The Board has emphasized to the Adviser, Sub-Advisers and other service providers the importance of maintaining vigorous risk management programs and procedures. The Funds are subject to a number of risks, including investment, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser, Sub-Advisers and other service providers perform risk management as part of the day-to-day operations of the Funds. Each of the Adviser, Sub-Advisers and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser, Sub-Advisers and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.
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Board Committees

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Funds’ service providers; (2) to oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Boon is the Chair of the Audit Committee.

The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chair of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, Sub-Advisers, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of each Trustee’s particular professional and other experience that qualifies each individual to serve as a Trustee of the Trust as of the date of this SAI. As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David B. Boon. Mr. Boon has been a Trustee since August 2018. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee and Chairman of the Board since August 2018. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations.
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Catherine A. Zahari. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Mark D. Goodwin. Mr. Goodwin has been a Trustee since August 2018. Mr. Goodwin has over 20 years of direct leadership and management experience in the financial services industry, including as a chief operating officer and chief financial officer of various investment management firms. In addition, Mr. Goodwin’s current position as chief executive officer of the Adviser gives him valuable experience with the day-to-day management of the operation of the Trust, enabling him to provide essential management input to the Board.

Trustee Ownership of Fund Shares and Other Interests

None of the Trustees owned shares of the Predecessor Funds as of the calendar year ended December 31, 2017, which is prior to the inception date of the Funds.

As of the calendar year ended December 31, 2017, none of the Independent Trustees or their immediately family members owned beneficially or of record any securities of the Adviser, any Sub-Adviser, or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Adviser, any Sub-Adviser, or the Distributor, or any affiliate thereof, was a party.  During the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates.

Compensation

Set forth below is the estimated compensation to be received by the Independent Trustees from the Trust for the fiscal year ended May 31, 2019. Each Independent Trustee receives from the Trust an annual retainer of $55,000, plus $5,000 for each regularly scheduled Board meeting attended, $5,000 for each special in-person meeting attended and $2,500 for each special telephonic meeting attended, plus reimbursement of related expenses. The Chairman of the Board receives an additional annual retainer of $10,000, and each of the Chairs of the Audit Committee and the Nominating Committee receives an additional annual retainer of $5,000, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Interested Trustee or the Trust’s officers.

Name of Person/Position	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1,2]
David B. Boon	$0	$0	$80,000
Donald J. Herrema	$0	$0	$85,000
Catherine A. Zaharis	$0	$0	$80,000
[1]	Estimated annual compensation for the first fiscal year.
[2]
The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the six Funds and the North Square Global Resources & Infrastructure Fund (offered in a separate Prospectus and SAI).

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Control Persons, Principal Shareholders, and Management Ownership

Since each of the Funds was not operational prior to the date of this SAI, there were no principal shareholders or control persons, and the Trustees and officers of the Trust as a group did not own more than 1% of each Fund’s outstanding shares.

The Adviser

As stated in the Prospectus, North Square, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603, serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged the Sub-Advisers pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees.  The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

The Advisory Agreement will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus.
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Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser, or a sister company of the Adviser that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Adviser (the “Manager-of-Managers Structure”).  The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order, if granted, will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.  There can be no assurance that the SEC will grant the Order. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

The Manager-of-Managers Structure would enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements.  Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.  Shareholders will be notified of any changes made to Sub-Advisers or material changes to sub‑advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

The Sub-Advisers

The Adviser has entered into a sub-advisory agreement with Oak Ridge with respect to North Square Oak Ridge Disciplined Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund (the “Oak Ridge Sub-Advisory Agreement”). Oak Ridge is 100% employee-owned and is controlled by its Chief Executive Officer and Chief Investment Officer, David M. Klaskin.

The Adviser has entered into a sub-advisory agreement with Algert Global LLC (“Algert Global” or a “Sub-Adviser”) with respect to the Oak Ridge International Small Cap Fund, and the Oak Ridge Dynamic Small Cap Fund (the “Algert Sub-Advisory Agreement” and together with the Oak Ridge Sub-Advisory Agreements, the “Sub-Advisory Agreements”). Algert is 100% employee-owned and is controlled by its Chief Executive Officer and Chief Investment Officer, Peter M. Algert.

The Adviser compensates each of the Sub-Advisers out of the investment advisory fees the Adviser receives from the Funds. Each of the Sub-Advisers make investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser.
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The Sub-Advisory Agreements will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreements will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreements or interested persons of the Adviser or the Sub-Advisers or the Trust. The Sub-Advisory Agreements may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, or by the Sub-Advisers or the Adviser, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreements automatically terminate in the event of its assignment. The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreements, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisers of its duties under the Sub-Advisory Agreement.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limit set forth in the Expense Table in the Prospectus (the “expense cap”).

For the North Square Oak Ridge Small Cap Growth Fund, this agreement is in effect until February 19, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. For the North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund this agreement is in effect until February 19, 2029, and may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

Expense Cap as percent of the average daily net assets
North Square Oak Ridge Small Cap Growth Fund
Class A	1.39%
Class C	2.14%
Class I	1.14%
Class K	0.99%

North Square International Small Cap Fund
Class A	1.50%
Class I	1.25%
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North Square Dynamic Small Cap Fund
Class A	1.40%
Class I	1.15%

North Square Oak Ridge Disciplined Growth Fund
Class A	1.20%
Class I	0.95%

North Square Multi Strategy Fund
Class A	1.20%
Class C	2.10%
Class I	1.17%

North Square Oak Ridge Dividend Growth Fund
Class A	1.25%
Class I	1.00%

Any waiver of advisory fees or payment or reimbursement of Fund expenses made by the Adviser in a fiscal year may be reimbursed by such Fund for a period ending three full fiscal years (three full years for the North Square Multi Strategy Fund) after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by a Fund. With respect to the North Square Multi Strategy Fund, the reimbursement amount is subject to a maximum 0.20% per fiscal year.  Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Under the Prior Advisory Agreement, Oak Ridge served as the investment adviser to the Predecessor Funds. In consideration of the services provided by the Adviser pursuant to the Prior Advisory Agreement, the Predecessor Funds paid the following advisory fees to the Adviser for the periods indicated:
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	Advisory Fees Accrued	Advisory Fees (Waived)/ Recoupment	Advisory Fee Retained
Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2018	$6,419,261	$756	$6,420,017
For the fiscal year ended May 31, 2017	$15,157,092	$(887,209)	$14,269,883
For the fiscal year ended May 31, 2016	19,255,130	(933,200)	18,321,930
For the period December 1, 2014 through May 31, 2015	9,553,171	10,817	9,563,988

Oak Ridge International Small Cap Fund
For the fiscal year ended May 31, 2018	$887,250	$(249,905)	$637,345
For the fiscal year ended May 31, 2017	$352,846	$(254,436)	$98,410
For the period September 30, 2015 (commencement date) through May 31, 2016	176,891	(153,563)	23,328

Oak Ridge Dynamic Small Cap Fund
For the fiscal year ended May 31, 2018	$213,705	$(174,897)	$38,808
For the fiscal year ended May 31, 2017	$9,305	(9,305)	$0
For the period September 30, 2015 (commencement date) through May 31, 2016	3,694	(3,694)	0

Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2018	$90,747	$(90,747)	$0
For the period July 29, 2016 (commencement date) through May 31, 2017	$2,380	$(2,380)	$0

Oak Ridge Multi Strategy Fund
For the fiscal year ended May 31, 2018	$71,655	$127,905	$199,560
For the fiscal year ended May 31, 2017	$503,064	$(193,837)	$309,227
For the fiscal year ended May 31, 2016	551,243	(172,572)	378,671
For the period December 1, 2014 through May 31, 2015	299,748	(111,320)	188,428

Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2018	$59,196	$(59,196)	$0
For the fiscal year ended May 31, 2017	$3,531	$(3,531)	$0
For the fiscal year ended May 31, 2016	2,979	(2,979)	0
For the fiscal year ended May 31, 2015	2,630	(2,630)	0

Portfolio Managers

Portfolio Managers of Oak Ridge

The North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund and North Square Oak Ridge Disciplined Growth Fund are managed by David M. Klaskin and Robert G. McVicker.

The North Square Oak Ridge Dividend Growth Fund is managed by David M. Klaskin.

Portfolio Managers of Algert Global

The North Square Dynamic Small Cap Fund is managed by Peter Algert, Ian Klink and Bram Zeigler.

The North Square International Small Cap Fund is managed by Peter Algert and Bram Zeigler.
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Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of May 31, 2018.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

David M. Klaskin	0	$0	0	$0	2,046	$956
Robert G. McVicker	0	$0	0	$0	2,038	$948
Peter Algert	2	$71	6	$955	19	$1,045
Ian Klink	1	$51	4	$623	1	$27
Bram Zeigler	2	$71	3	$804	18	$1,018

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

David M. Klaskin	0	$0	0	$0	0	$0
Robert G. McVicker	0	$0	0	$0	0	$0
Peter Algert	0	$0	4	$719	1	$54
Ian Klink	0	$0	3	$569	1	$54
Bram Zeigler	0	$0	3	$569	1	$54

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s or Sub-Adviser’s trade allocation policy.

Compensation. Each portfolio manager receives a base salary and may receive an annual bonus based on profitability of the firm. In addition, Messrs. Klaskin, McVicker, Algert, and Ziegler are each an equity owner of the Adviser or a Sub-Advisor and shares in that firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of each Predecessor Fund shares owned by each portfolio manager in each Predecessor Fund as of May 31, 2018.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund	Oak Ridge Disciplined Growth Fund	Oak Ridge Multi Strategy Fund	Oak Ridge Growth Fund
David M. Klaskin	$500,001-1,000,000	None	None	None	Over $1,000,000	$100,001-$500,000
Robert G. McVicker	$10,001-50,000	None	None	$100,001-500,000	$50,001-$100,000	None
Peter Algert	None	$10,001-$50,000	$10,001-$50,000	None	None	None
Ian Klink	None	None	$10,001-$50,000	None	None	None
Bram Zeigler	None	$100,001-500,000	$50,001-100,000	None	None	None

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Service Providers

Administrator.  After February 15, 2019, and pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC. (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator for the Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from the Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Administration Agreement, as compensation for its services, USBFS will receive from each Fund, a fee based on the Fund’s current average daily net assets.  USBFS also is entitled to certain out‑of‑pocket expenses.

Prior to February 15, 2019, 2018, and pursuant to a Co-Administration Agreement (the “Prior Co-Administration Agreement”), UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Prior Co-Administrators”), served as co-administrators for the Predecessor Funds.

As compensation for their services, the North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund paid the Prior Co-Administrators an administration fee payable monthly at the annual rate of 0.04% as a percentage of a Predecessor Fund’s average daily net assets.

The Predecessor Funds paid the following co-administration fees for the periods indicated:

Co-Administration Fees
Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2018	$301,094
For the fiscal year ended May 31, 2017	$756,592
For the fiscal year ended May 31, 2016	$929,940
For the period December 1, 2014 through May 31, 2015	$473,579

Oak Ridge International Small Cap Fund
For the fiscal year ended May 31, 2018	$53,072
For the fiscal year ended May 31, 2017	$40,109
For the period September 30, 2015 (commencement date) through May 31, 2016	$20,828
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Oak Ridge Dynamic Small Cap Fund
For the fiscal year ended May 31, 2018	$35,179
For the fiscal year ended May 31, 2017	$32,768
For the period September 30, 2015 (commencement date) through May 31, 2016	$21,827

Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2018	$29,813
For the period July 29, 2016 (commencement date) through May 31, 2017	$23,113

Oak Ridge Multi Strategy Fund
For the fiscal year ended May 31, 2018	$36,588
For the fiscal year ended May 31, 2017	$48,112
For the fiscal year ended May 31, 2016	$43,603
For the period December 1, 2014 through May 31, 2015	$23,037

Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2018	$34,810
For the fiscal year ended May 31, 2017	$32,801
For the fiscal year ended May 31, 2016	$37,245
For the fiscal year ended May 31, 2015	$44,402

Fund Accountant, Transfer Agent and Dividend Disbursing Agent. USBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

Custodian. U.S. Bank National Association (the “Custodian”) is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Independent Registered Public Accounting Firm. Tait Weller & Baker LLP, is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Counsel to the Trust.  Goodwin Procter, LLP, 901 New York Avenue, NW, Washington, District of Columbia 20001, serves as legal counsel to the Trust.

Distributor and the Distribution Agreement

Compass Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated ____________, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.
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Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, all, or a portion of, the sales charge paid on purchases of the Fund’s A Shares. Sales charges and 12b-1 amounts not paid to dealers may be paid to the Adviser for Fund distribution expenses that are permitted under the Fund’s Rule 12b-1 plan.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor for the periods indicated from each of the Predecessor Funds:
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	Amount of Commissions	Amount Received
Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2018	$45,726	$6,073
For the fiscal year ended May 31, 2017	$116,714	$15,248
For the fiscal year ended May 31, 2016	$244,951	$69,179

Oak Ridge International Small Cap Growth Fund
For the fiscal year ended May 31, 2018	$30,084	$0
For the fiscal year ended May 31, 2017	$5,428	$728
For the period September 30, 2015 (commencement date) through May 31, 2016	$690	$90

Oak Ridge Multi Strategy Fund
For the fiscal year ended May 31, 2018	$17,421	$2,222
For the fiscal year ended May 31, 2017	$9,633	$1,237
For the fiscal year ended May 31, 2016	$13,119	$1,727

Oak Ridge Dynamic Small Cap Fund
For the fiscal year ended May 31, 2018	$0	$0
For the fiscal year ended May 31, 2017	$0	$0
For the fiscal year ended May 31, 2016	$0	$0

Oak Ridge Dividend Growth Fund	$0	$0
For the fiscal year ended May 31, 2018	$0	$0
For the fiscal year ended May 31, 2017	$0	$0
For the fiscal year ended May 31, 2016	$0	$0

Oak Ridge Dividend Growth Fund	$0	$0
For the fiscal year ended May 31, 2018	$0	$0
For the fiscal year ended May 31, 2017	$0	$0
For the fiscal year ended May 31, 2016	$0	$0

Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares, as defined in FINRA regulations, including services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.
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The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides that the distribution fees paid by Class A shares and Class C shares of a Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund, and (h) reimbursement to the Adviser for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by a Fund’s Class A shares or Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely, with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for a Fund’s Class A shares or Class C shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan for the fiscal year ended May 31, 2018 for each of the Predecessor Funds:

12b-1 Fees
Oak Ridge Small Cap Growth Fund	$881,701
Oak Ridge International Small Cap Fund	$27,055
Oak Ridge Dynamic Small Cap Fund	$183
Oak Ridge Multi Strategy Fund	$233,158
Oak Ridge Dividend Growth Fund	$342

Shareholder Service Plan

The Board has adopted, on behalf of each Fund a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for the Funds’ shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. A Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly.
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For the fiscal year ended May 31, 2018, the Predecessor Funds paid the following shareholder servicing fees:

Shareholder Servicing Fees
Oak Ridge International Small Cap Fund	$31,670
Oak Ridge Dynamic Small Cap Fund	$14,204
Oak Ridge Disciplined Growth Fund	$7,147
Oak Ridge Dividend Growth Fund	$4,910
Oak Ridge Small Cap Growth Fund*	$954,771
Oak Ridge Multi-Strategy Fund*	$132,596
* The amounts shown for the Oak Ridge Small Cap Growth Fund and Oak Ridge Multi Strategy Fund and the Prior Predecessor Funds were incurred as sub-transfer agent expenses as those Funds did not previously adopt a Shareholder Service Plan. The Predecessor Funds’ Board of Trustees limited sub-transfer agent fee amounts to the greater of up to 15 basis points or $20 per account.

Marketing and Support Payments

The Adviser or Sub-Advisers, out of their own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Dealer Reallowances

The Funds’ shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Adviser and applicable Sub-Adviser determine which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Adviser and Sub-Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.
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While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Adviser or the Sub-Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser or Sub-Adviser(s) in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser or Sub-Advisor(s) to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Adviser or Sub-Adviser. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s or Sub-Adviser’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

The Predecessor Funds paid the following brokerage commissions for the periods indicated:

	Broker Commissions	Soft Dollar
Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2018	$1,102,989	$0
For the fiscal year ended May 31, 2017	$1,693,337	$148,775
For the fiscal year ended May 31, 2016	$1,130,942	$0

Oak Ridge International Small Cap Fund
For the fiscal year ended May 31, 2018	$148,809	$0
For the fiscal year ended May 31, 2017	$39,152	$0
For the period September 30, 2015 (commencement date) through May 31, 2016	$24,119	$0

Oak Ridge Dynamic Small Cap Fund
For the fiscal year ended May 31, 2018	$12,024	$0
For the fiscal year ended May 31, 2017	$703	$0
For the period September 30, 2015 (commencement date) through May 31, 2016	$286	$0

Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2018	$9,217	$0
For the fiscal year ended May 31, 2017*	$267	$0

Oak Ridge Multi Strategy Fund
For the fiscal year ended May 31, 2018	$18,394	$0
For the fiscal year ended May 31, 2017	$13,319	$0
For the fiscal year ended May 31, 2016	$13,686	$0
For the period December 1, 2014 through May 31, 2015	$9,195	$0

Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2018	$4,866	$0
For the fiscal year ended May 31, 2017	$67	$0
For the fiscal year ended May 31, 2016	$25	$0
For the fiscal year ended May 31, 2015	$54	$0
Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution related expenditures.
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Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Funds did not hold any securities of any “regular brokers or dealers” during the fiscal year ended May 31, 2018.

PORTFOLIO TURNOVER

Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.
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Portfolio Turnover
North Square Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2018	39%
For the fiscal year ended May 31, 2017	30%

Oak Ridge International Small Cap Fund
For the fiscal year ended May 31, 2018	234%
For the fiscal year ended May 31, 2017	124%

Oak Ridge Dynamic Small Cap Fund
For the fiscal year ended May 31, 2018	170%
For the fiscal year ended May 31, 2017	181%

Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2018	74%
For the period July 29, 2016 (commencement date) through May 31, 2017	116%

Oak Ridge Multi Strategy Fund
For the fiscal year ended May 31, 2018	117%
For the fiscal year ended May 31, 2017	17%

Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2018	30%
For the fiscal year ended May 31, 2017	22%

The increase in portfolio turnover in each of the North Square Dynamic Small Cap Fund, North Square International Small Cap Fund and North Square Multi Strategy Fund was due to asset inflows that resulted in additional purchases of securities.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Adviser and Sub-Adviser, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Adviser and Sub-Advisers to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and Procedures (the “Adviser Policies”) and the Sub-Advisers’ Proxy Voting Policies and Procedures (the “Sub-Adviser Policies”) and a record of each proxy voted by the Adviser and Sub-Advisers on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser and Sub-Advisers as involving a conflict of interest. See Appendix B for the Trust Policies, the Adviser Policies and the Sub-Adviser Policies.  The Trust Policies, the Adviser Policies and the Sub-Adviser Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the Trust Policies, the Adviser Policies, and the Sub-Adviser Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and a Fund’s interests, the Adviser or Sub-Adviser(s) will resolve the conflict by following the Adviser’s or Sub-Adviser’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-551-5521 and on the SEC’s web site at www.sec.gov.
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CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers, and the Distributor have each adopted separate Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to each Fund, Adviser, Sub-Advisers and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to USBFS, the Board of Trustees, counsel to the Trust, counsel to the Independent Trustees, and the Funds’ independent registered public accounting firm.  Pursuant to the Disclosure Policy, non-public information concerning each Fund’s portfolio holdings may be disclosed to its service providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund, the Adviser and the Sub-Advisers to a Funds’ shareholders. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser, the Sub-Advisers or any affiliated person of the Advisers) in connection with the disclosure of portfolio holdings information of a Fund. Each Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to a Fund’s public website (www. northsquareinvest.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Adviser, the Sub-Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).
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Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. Each Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund, the Adviser or the Sub-Advisers may disclose non-public portfolio holdings information to third parties who do not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Adviser, Sub-Advisers and their affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser, Sub-Advisers or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) North Square (the Adviser), Oak Ridge (a Sub-Adviser), Algert Global LLC (a Sub-Adviser), USBFS (the Trust’s Administrator) and US Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller & Baker LLP (independent registered public accounting firm), Goodwin Procter, LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Glass Lewis and ProxyEdge pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided daily, subject to a one-day lag; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of a Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
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The NAV of each class of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how the Predecessor Funds calculated the NAVs as of May 31, 2018 is as follows:

North Square Oak Ridge Small Cap Growth Fund Class A	$162,714,491	=	$16.85
	9,656,134
North Square Oak Ridge Small Cap Growth Fund Class C	$30,498,112	=	$7.30
	4,176,826
North Square Oak Ridge Small Cap Growth Fund Class I	$172,934,532	=	$18.29
	9,454,361
North Square Oak Ridge Small Cap Growth Fund Class K	$23,425,605	=	$18.05
	1,289,049
North Square International Small Cap Fund Class A	$20,462,519	=	$12.70
	1,611,250
North Square International Small Cap Fund Class I	$100,886,829	=	$12.72
	7,928,671
North Square Dynamic Small Cap Fund Class A	$80,041	=	$15.06
	5,315
North Square Dynamic Small Cap Fund Class I	$28,278,703	=	$15.14
	1,867,354
Oak Ridge Disciplined Growth Fund Class I	$14,284,670	=	$13.16
	1,085,861
North Square Multi Strategy Fund Class A	$41,570,369	=	$26.95
	1,542,621
North Square Multi Strategy Fund Class C	$13,247,428	=	$23.94
	553,319
North Square Multi Strategy Fund Class I	$12,433,514	=	$27.53
	451,711
North Square Oak Ridge Dividend Growth Fund Class A	$146,056	=	$15.54
	9,399
North Square Oak Ridge Dividend Growth Fund Class I	$10,036,092	=	$15.65
	641,280

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.
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Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Funds may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Funds may postpone payment of the redemption proceeds up to 15 calendar days while the Funds wait for the purchase amount to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.
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No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be and intends to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, no Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.
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If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.
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Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
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A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.
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If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign companies called passive foreign investment companies (“PFICs”). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either a Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is set under Section 3406 of the Code for U.S. residents. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.
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Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.
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Any dividend or distribution paid by a Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and/or distributions by notifying the transfer agent in writing or by telephone, but any such change will be effective only as to dividends and other distributions for which the record date is five or more calendar days after the transfer agent has received the request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

North Square Investments Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series.
The Trust may offer more than one class of shares of any series. The Funds currently offer the following classes of shares:

	Class A	Class C	Class I	Class K
North Square Oak Ridge Small Cap Growth Fund	X	X	X	X
North Square International Small Cap Fund	X		X
North Square Dynamic Small Cap Fund	X		X
Oak Ridge Disciplined Growth Fund	X		X
North Square Multi Strategy Fund	X	X	X
North Square Oak Ridge Dividend Growth Fund	X		X

The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem shares for any reason under terms set by the Board. When issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.
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Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Declaration of Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Predecessor Funds’ Annual Report to shareholders for the fiscal year ended May 31, 2018, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements.” A copy of the Predecessor Funds’ Annual Report can be obtained at no charge on the Funds’ website, www. northsquareinvest.com, or by calling 1-855-551-5521 or writing the Funds.

The following Financial Statement is for the North Square Multi-Strategy Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders of North Square Multi Strategy Fund and

Board of Trustees of North Square Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the North Square Multi Strategy Fund (the “Fund”), a series of North Square Investment Trust as of October 10, 2018 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of October 10, 2018, in conformity with accounting principles generally accepted in the United States of America.
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Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audit in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. Our procedures included confirmation of securities owned as of October 10, 2018 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 19, 2018
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North Square Multi Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES	October 10, 2018

ASSETS
Cash	$100,000
TOTAL ASSETS	100,000

NET ASSETS	$100,000

NET ASSETS CONSIST OF
Portfolio capital	$100,000

TOTAL NET ASSETS	$100,000

Fund shares issued and outstanding
(par value $0.01 per share; unlimited number of shares authorized)	10,000

Net asset value per share	$10.00

See accompanying Notes to the Statement of Assets and Liabilities.

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North Square Investments Trust

NOTES TO FINANCIAL STATEMENTS

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES                                                                                                                                                                                                                                                                                            October 10, 2018

Note 1 – Organization and Significant Accounting Policies

The Trust is a Delaware Statutory trust organized on August 2, 2018, and is registered with the SEC as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Board may from time-to-time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  The Trust consists of seven series, the North Square Funds (the “Funds”). The Funds offers multiple classes of shares to investors; Class A shares, with front-end and back-end sales charge, 0.25% 12b-1 fees and no redemption fees, Class C shares, with back-end charge, 1.00% 12b-1 fees and no redemption fees, Class I share, with no front-end or back-end sales charge, no 12b-1 fees and no redemption fees, Class K, with no front-end or back-end sales charges, no 12b-1 fees and no redemption fees.  The investment objective of the North Square Multi Strategy Fund is to provide capital appreciation.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of a Fund or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of a Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.

Significant accounting policies of the Fund are as follows:

Security Valuations

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.
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Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold.  Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of the statement of assets and liabilities in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet date.  Actual results could differ from those estimates.

In preparing this statement of assets and liabilities, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the statement of assets and liabilities was made available.  This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees
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Upon commencement of trading or investment activities, the Advisor will provide investment management services to the Fund under written agreements approved by the Board.  The Fund will be charged an investment management fee paid to the Advisor computed at annual rates as follows:

Annual Advisory Fee
North Square Multi Strategy Fund	0.00% - 0.50%*
* The annual advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the trust advised by the Advisor ("affiliated investments") and (ii) 0.50% for Fund assets invested in nonaffiliated investments. Prior to July 18, 2017, the advisory fees were 0.75% on the first $1 billion and 0.70% thereafter.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that total annual Fund operating expenses after expense reduction/reimbursement will not exceed an expense limitation of 1.20% for Class A, 2.10 for Class C and 1.17 for Class I of average daily net assets of each class.
The Expense Cap excludes front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest on short positions or extraordinary expenses such as litigation.  Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by a Fund to the Advisor if requested by the Advisor, and if the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the expense limitation.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years (on a rolling three-year look-back basis).  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  The Amended and Restated Operating Expenses Limitation Agreement is in effect at least until February 19, 2029.
Expenses incurred in connection with the organization and the offering of the Trust and the Fund will be paid for by the Advisor.  The Trust and the Fund do not have an obligation to reimburse the Advisor for organizational and offering expenses paid on their behalf.

Trustees’ Compensation

Trustees’ compensation is paid to individuals who are disinterested trustees.  No compensation is paid to the owners of the Advisor, including principal officers who are not trustees and Janet Brown, who is an interested Trustee and Chairperson of the Trust.

Service Fees and Other Third Party Payments

The Fund may pay service fees to Financial Intermediaries, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of the shares sold.

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APPENDIX A
 DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa
An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A
An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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Ba
An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

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Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B
 NORTH SQUARE INVESTMENTS TRUST
PROXY VOTING POLICIES AND PROCEDURES

North Square Investments Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Adviser has a web site, a copy of the Adviser’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 30 days after June 30 of each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.
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NORTH SQUARE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES
POLICY

North Square has adopted Proxy Voting Policies and Procedures. Where North Square has proxy voting authority for securities of its advisory clients, North Square will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by North Square in good faith and in accordance with North Square’s environmental and social guidelines, subject to any restrictions or directions from a client.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with North Square’s fiduciary duties under federal and state law to act in the best interests of its clients.  A description of the Proxy Procedures appears in North Square’s brochure and in the Trust’s SAI for the Funds managed by North Square.

BACKGROUND

Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

SEC Registered Investment Advisers who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

PROCEDURE

North Square will cast votes and maintain voting records.  Case-by-case decisions are generally made by the CCO.  All voting records are maintained. North Square will maintain copies of any document created by North Square that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

On occasion, North Square may determine not to vote a particular proxy.  This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent North Square from voting with respect to a loaned security; (4) despite reasonable efforts, North Square receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude North Square from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.
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Identifying and Addressing Conflicts of Interest
North Square acknowledges its responsibility for identifying material conflicts of interest related to voting proxies.  In order to ensure that North Square is aware of the facts necessary to identify conflicts, senior management of North Square must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company.  Conflicts based on business relationships with North Square or any affiliate of North Square will be considered only to the extent that North Square has actual knowledge of such relationships.  If a conflict may exist which cannot be otherwise addressed by CCO, North Square may choose one of several options including: (1) voting in accordance with the Voting Guidelines, if it involves little or no discretion; (2) voting as recommended by a third party service, if employed by North Square; (3) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not North Square clients; (4) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (5) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Client Requests for information

Investment advisory clients may request a copy of North Square’s Proxy Voting Policies and Procedures and/or information about how North Square has voted securities in their account by contacting North Square at a specified phone number.  North Square will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client.

Proxy Committee

The CCO and other members deemed necessary shall review North Square’s proxy procedures and third party services provider on a periodic basis. This group will review the Firm’s proxy voting policies and procedures and ensure that its third party proxy voting service provider is voting client securities, maintaining required records and meeting the obligations of its contract with North Square.

Proxy Voting Guidelines

From time to time, North Square may adopt specific internal proxy voting guidelines to assist it in carrying out this policy, which may include the use of independent third party advisory firms.
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CAPITAL INNOVATIONS, LLC

Proxy Voting Policies and Procedures

PART ONE: PROXY VOTING PROCEDURES

I.	INTRODUCTION

Capital Innovations, LLC (“CI” or the “firm”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with the firm’s fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. CI’s authority to vote the proxies of its clients is established by the advisory contract or comparable documents, and the firm’s proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, CI’s proxy voting policies reflect the long- tanding fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	STATEMENT OF POLICIES AND PROCEDURES

CI’s actions reflect the investment policy goals of its clients. All proxies are voted in accordance with the firm’s responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. As such, CI’s proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Of course, each vote is analyzed on an individual basis in accordance with CI’s stated policy of maximizing shareholder value. Any material conflicts of interest that arise are resolved in the best interests of the firm’s clients.

•	Securities that are part of a securities lending program and on loan may not be voted on by CI.
•	CI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

CI will provide a copy of its policies and procedures to clients upon request. These policies and procedures may be updated from time to time. Clients may also request a listing of how its proxies were voted by CI. This request should be in writing and this information will be provided within a month of the request.

III.	RESPONSIBILITY AND OVERSIGHT

The Chief Executive Officer of CI will appoint a Chief Compliance Officer who shall administer and oversee the proxy voting process. The Chief Compliance Officer shall:

1.	Develop, authorize, implement and update the adviser's policies and procedures;

2.	Oversee the proxy voting process;

3.	Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.	Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.	Engage and oversee any third-party vender to review, monitor, and/or vote proxies.

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IV.	PROCEDURES

This section provides suggestions for describing the adviser's actual proxy voting process in the firm's policies and procedures.

A.	Client Direction. CI, when the advisory contract calls for it, will vote as instructed by the client.

B.	Process of Voting Proxies. The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner. For example,

1.
Obtain Proxy. Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

2.	Match. Each proxy received is matched to the securities to be voted.

3.	Categorize. Review and categorize proxies according to issues and the proposing parties.

4.
Conflicts of Interest. Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. In the event that a material conflict arises, CI will disclose the conflict to clients and obtain their consents before voting.

5.	Vote. The proxy administrator will vote the proxy in accordance with the firm's policies and procedures and return the voted proxy to the issuer or its information agent.

6.	Review. A review should be made to ensure that materials are received in a timely manner.

a.
The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which CI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Recordkeeping. This section sets forth procedures for documenting proxy votes.

Section 204. CI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser. Such records will include as required by Rule 204-2(c):

1.	a copy of its policies and procedures;

2.	proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request);

3.	a record of each vote cast (third party records similarly permitted);

4.	a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

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PART TWO: CATEGORIES OF ISSUES

I.	MANAGEMENT PROPOSALS

A.
Routine Matters/Corporate Administrative Items. The policy of CI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Some criteria that would cause CI to cast client votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements. Additionally, CI would vote for a dissident slate of nominees if it favored a potential acquirer in a takeover battle. CI typically supports managements' choice of auditors.

B.	Cumulative Voting. CI will reject any proposal to dismantle cumulative voting provisions.

C.	Stock Authorizations: Common & Blank Check Preferred.

1.
Common Stock. In the past, the authorization would have been considered a matter of routine company policy. However, given the current environment of takeover and anti-takeover defenses, CI must subject these proposals to greater scrutiny. Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan. They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the company. It may be impossible for the outside shareholder to distinguish between the two objectives (anti- takeover defenses vs. financing future operations). However, one can infer about the objective from certain indicators, e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2.
Blank Check Preferred Stock. Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued. When issued, management has the power to determine the voting and conversion rights. In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted rule 19c-4, the so-called "one share, one vote" which was intended to put a stop to the practice of issuing stock with unequal voting rights. However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule. If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti- takeover device. Companies continue to put forward proposals for blank check preferred stock.

Unless management's argument in defense of their proposal to authorize blank check preferred stock is rational, CI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the company’s shares.

D.
Changes in Voting Rights. CI recognizes the voting rights of its common stock holdings to be valuable assets. The firm will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of shares held by the firm’s clients.

E.	Stock Option Plans and Employee Compensation.

1.
Stock Option Plans. Many of the companies with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans. Stock options are a right to purchase shares of their own company's stock at a specified price within a certain time period. Supposedly these plans give an extra incentive for managers to perform in the best interests of the company. By linking management's compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

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Some stock/option plans or amendments to existing plans would not be supported by CI. These would include those plans that keep a substantial block of voting stock in friendly hands. This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below). Furthermore, in the face of a market downturn some proposals call for repricing so-called "underwater" options; that is, those options that expire worthless due to poor price performance. Proposals of this nature undermine the purpose of the plans. With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives' wealth diversification. By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification. One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk. On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.). If this is the case, the argument in favor of long-term incentive plans is undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is CI’s approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti- takeover device or subverts the incentive-based purpose of the plans. CI must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to CI would include “Phantom Stock" compensation. Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares. No actual shares are issued, bought or sold and no voting rights are transferred. However, as the employees' compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2.
E.S.O.P.s. Many U.S. companies have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive. These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts. E.S.O.P.s discourage takeovers by placing a sizable block of the company's outstanding shares with a friendly trustee. However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P. trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of CI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the company's anti-takeover arsenals. Any practice which discourages such bids is considered contrary to the CI's statement of general guidelines.

F.
Mergers/Acquisitions. Merger bids usually include big premiums for the acquired company. As such, CI’s stated policy objective would lead to the acceptance of any management proposal to merge with another company so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming. Generally, CI will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring company.

G.
Classified Board. Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year. As this usually represents a change in the company's bylaws or charter amendments, this measure must be put to shareholder vote.

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Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure. Under this scheme at least two stockholder meetings are required to remove a majority of the directors. Classification also mitigates the effect of cumulative voting. As an example, suppose that ten director seats are up for election. Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board. However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated. That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years. Proponents claim that this increases continuity and stability within the company. However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value. In acting in a manner consistent with the firm’s stated objectives, CI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

H.
Director & Officer Liability and Indemnification. Directors have historically been governed by their fiduciary duties of loyalty and care. The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience. The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the company, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid. Since then over 700 large companies have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care. Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, CI generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. CI may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where CI favors a potential acquirer in a challenge for corporate control.

I.
Fair Price Provisions. The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation's common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares. Fair price provisions are actually only another anti-takeover defense.

CI feels that the shareholders themselves are the best judges of what is and what is not a "fair price" for their shares. Accordingly, CI must vote against such provisions and support any proposition that would eliminate them.

J.
Other Proposals. CI will judge each proposal on a case by case basis. In deciding how to vote the firm will refer to CI’s general guidelines statement. When CI invests in a company, it feels that the company is generally well managed. CI defines this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, CI will defer to the decisions of management.

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In cases where management may have a stake in the outcome, CI will put the proposal to greater analysis. The firm normally will not support any strategy that enhances management entrenchment or results in the dilution of CI’s governance capacity.

II.	SHAREHOLDER PROPOSALS

A.
Confidential Voting. Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential. In the past there has been a concern among institutional investors, especially pension funds, that company management puts pressure on one section of a financial service company so as to secure a favorable vote from the investment management branch of the company. Many institutional investors fear retaliation from voting against management. A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management. Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name. This does not seem to be an adequate resolution to the problem. It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management. In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting. Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank. A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth. The cost of hiring an outside company to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of CI that the cost of installing confidential voting is small compared to the gains. Since the company should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present m a n a g e m e n t . Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting. As the goal of CI is to pursue the economic interests of its clients, it is also firm policy to vote in support of confidential voting.

B.
Cumulative Voting. Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on. Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares. If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for companies that are incorporated in that state. Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors. Furthermore, it is thought to increase the chance of a successful takeover raid. Opponents reply that cumulative voting is identified with special- interest management and, as such, is contrary to the goal of share value maximization. This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of CI must reflect the investment policy goals of its clients. CI votes against any technique that would inhibit the highest market valuation for portfolio holdings. Likewise, CI must vote for any plan or technique that would allow for the highest valuation of portfolio holdings. It is CI’s feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body. Moreover, the best evidence available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value. CI’s policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal. CI will reverse this policy only for those special cases in which the firm judges that cumulative voting would be detrimental to CI or its clients.

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C.
Equal Access to the Proxy Statement. There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements. Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors. Managements often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

CI feels that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this. That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements. Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance. This would filter out confusing and inappropriate proposal rebuttals. A similar system has worked well for shareholder proposals.

CI, therefore, supports equal access to the proxy material and vote against any proposal that would curtail this access.

D.
Anti-Greenmail. In order to avoid a battle for corporate control, companies sometimes pay a premium to purchase from a potential raider a large block of its own shares. Events usually transpire in this manner: a shareholder accumulates a large number of shares in the company, and then threatens to make a bid for company control. The management is often willing to buy the block of shares from the raider at a price substantially above market price. Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control. The raider also agrees not to target the company again for a specified number of years. In general, the price of the company falls immediately following the repurchase of the raider's shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday. Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps. It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company's shares, it is CI’s policy to reject this discriminatory payment to a single shareholder. The firm’s stated voting policy of rejecting techniques that are found to inhibit the highest market valuation for the company shares would lead it to vote in favor of anti- greenmail proposals.

E.
Restore Preemptive Rights. Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so. This rule would prohibit the company from giving a favored investor a special stock issue at a preferred price or with the intent to gain a voting majority over a rival group.

Over the past few decades, companies have been granted more and more license, at both the state and federal level, to opt out of these rights. One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue. Further, these same shareholders are worried that they will never have the chance to maintain their share in the company due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal. They claim that restoring preemptive rights is cumbersome and unnecessary. Furthermore, management groups claim that preemptive rights reduce financial flexibility. The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price. They point out that shareholders concerned about maintaining their proportional ownership of a company may readily do so by open market purchases or through an underwriter.

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It is the opinion of CI that the restoration of preemptive rights may not be in the best interest of its clients. It is possible to preserve one's proportionate ownership in a company without preemptive rights and the restoration of these rights may well have an adverse effect on the company’s fund raising ability.

F.
Repeal Classified Board. For reasons outlined under Management Proposals above, CI generally supports any proposal that would end a classified board scheme in any of the companies in which it holds stock.

G.
Amend Supermajority Rule. Under this proposal the supermajority needed to override a company's poison pill plan would be reduced from 80% to two-thirds. CI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.
Opt Out of State Takeover Laws. CI concludes that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting company's shares. CI must, therefore, vote to opt out this restriction whenever it appears.

I.
Minimum Stock Ownership. Some shareholder proposals induce directors to own a minimum amount of company stock. The concern is that directors who have a fraction of their own wealth linked to the fortunes of the company would be better induced to act solely in the best interests of the shareholders. If managers have invested a high degree of their own wealth in the company, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship. Furthermore, they claim that the ownership of stock in the company is not a prerequisite to acting solely in the best interests of the company. There also may be some concern among the directors regarding the diversification of their personal wealth. They feel that their income is already tied to the fortunes of the company, so why must they also have the performance of their personal investments similarly dependent.

CI’s general policy guidelines would lead to a review of each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants. These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants' investments. In matters where there is no principal/agent problem and in which CI has no overwhelming evidence of management incompetence, CI generally will support management's informed opinion regarding the company's operations.

Even if CI’s instructions were not so restrictive, fiduciary responsibilities direct the firm to work to achieve maximization of portfolio values. To pursue any other objective would be to infringe upon that trust. CI cannot use its proxy voting prerogative to affect the goals of private groups or individuals at the economic expense of its clients.

K.
Recommendation to Redeem Poison Pill (Shareholders Rights). Poison pill plans have been adopted by many management groups in order to provide the company with an effective anti-takeover measure. The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

Since poison pill plans usually have onerous effects on share value, CI generally will vote to reject all existing forms of poison pill plans.

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L.
Require Shareholder Approval of Any Targeted Share Placement. Targeted share placement is the action of placing a large block of stock with a person or group. The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control. Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management's unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients' shares, CI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.
Disclose Government Service, Disclose Employee or Director Compensation. By and large CI feels that publishing this information would be improper, unduly burdensome, and of minimal value. Scenarios in which CI would find such information of use are rare. It is CI’s policy, therefore, to generally abstain from voting on or to reject such proposals.

III.	SECURITIES LITIGATION

A.
Securities Litigation. The filing of Proof of Claims for class action lawsuits is not one of the services which CI t ypically provides to clients. CI will forward any materials received regarding class action lawsuits and bankruptcies to the client at their address of record.

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SUBJECT TO COMPLETION DATED OCTOBER 23, 2018

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration filed with the United States Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Prospectus

NORTH SQUARE FUNDS

NORTH SQUARE GLOBAL RESOURCES & INFRASTRUCTURE FUND
Class A: INNAX, Class I: INNNX

October 23, 2018

The United States Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 North Square Global Resources & Infrastructure Fund

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is October 23, 2018.

Table of Contents - Combined Statement of Additional Information

SUMMARY SECTION

Investment Objective
The North Square Global Resources & Infrastructure Fund (the “Fund”) seeks to provide long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND – Purchase of Shares” on page 18 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		1.04%		1.04%
Shareholder servicing fee	0.08%		0.08%
All other expenses	0.96%		0.96%
Total annual fund operating expenses[2]		2.29%		2.29%
Fees waived and/or expenses reimbursed		(0.89)%		(0.89)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.40%		1.15%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until February 19, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$709	$1,083	$1,572	$2,915
Class I	$117	$462	$924	$2,221

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 59% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Capital Innovations, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of natural resources and infrastructure companies. For purposes of this investment policy, the Fund may invest in instruments with economic characteristics similar to natural resources companies, such as publicly traded master limited partnership interests (“MLPs”). The Fund may also invest in securities of companies that are suppliers to firms producing natural resources. With respect to investments in natural resources companies, the Fund expects to primarily focus on timber and agribusiness companies.

In selecting investments for purchase and sale, the Sub-Adviser employs an in-depth analysis which consists of researching historical performance, characteristics, and long-term fundamental outlook of infrastructure, timber, and agribusiness and other natural resources companies to construct a diversified portfolio representing exposure to these asset classes. The Fund defines infrastructure, natural resources, timber and agribusiness companies as follows:

Infrastructure Companies:
Infrastructure companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, transmission, sale or distribution of energy; provision of utilities such as electric, water and natural gas; distribution, purification or treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; provision of transportation services, including toll roads, airports, railroads or marine ports; or provision of social assets, such as hospitals, schools, and subsidized housing. Infrastructure companies also include companies organized as real estate investment trusts (“REITs”) and energy related companies organized as MLPs.

Natural Resources Companies:
Natural resources companies are companies that are primarily engaged in (i.e., have a majority of their assets committed to, or derive a majority of their revenue or profits from) the ownership, development, exploration, production, distribution or processing of natural resources and in the furnishing of related supplies or services. For these purposes, “natural resources” include energy sources (such as electricity, oil and gas), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar and fuel cells), precious and other metals, forest products, real estate, food and agricultural products, and other basic commodities.
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Timber Companies:
Timber companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from the ownership, management or lease of forested land and harvest the timber from forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. These timber companies include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.

Agribusiness Companies:
Agribusiness companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials such as fertilizers, agricultural chemicals, agricultural construction equipment, farm machinery, and heavy trucks. Agribusiness companies also include agriculture-related companies organized as REITs and MLPs.

The Sub-Adviser has appointed a committee consisting of senior management (the “Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such asset class. On a periodic basis the Allocation Committee reviews and may adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions. Actual allocations may vary at any time due to market movements, cash flows into or out of the Fund and other factors.

The Sub-Adviser seeks to capitalize on market inefficiencies by adhering to a systematic and disciplined investment approach. The Sub-Adviser first screens the infrastructure, timber, and agribusiness industry universes based on specific guidelines, and then applies fundamental analysis to each potential investment. After an Allocation Committee review of the best ideas, the Sub-Adviser invests in companies it believes have sustainable competitive advantages, based on the Sub-Adviser’s assessment of the durability of cash flows, relative market valuation and growth potential. At any given time, the Sub-Adviser may invest in securities with growth and/or value characteristics.

The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest in at least three different countries outside the United States, and will invest at least 40% of its assets in foreign issuers. However, when the Sub-Adviser deems market conditions unfavorable to foreign companies, the Fund may invest a higher percentage in U.S. issuers, in which case the Fund will invest at least 30% of its assets in foreign issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investment in foreign currencies under normal circumstances is expected to be less than 7% of the Fund’s assets.

The Fund may invest in companies of any market capitalization but the majority of the Fund’s investments are generally in large and mid-cap securities. Large and mid capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Index (the “Index”) at the time of purchase. Because large and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of June 30, 2018, the market capitalizations of companies included in the Index were between $15.6 million and $939.3 billion. Potential investments include all types of equities, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of global infrastructure, timber, and agribusiness companies, trading on U.S. and global exchanges and market places. In addition, the Fund may invest in domestic MLPs and REITs. MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are companies that own interests in real estate or in real estate related loans or other interests and that qualify for favorable federal income tax treatment.
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Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.  An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Industry Concentration Risk. The Fund’s investments will be concentrated in each of the natural resources and infrastructure groups of industries. The focus of the Fund’s portfolio on these specific groups of industries may present more risks than if the portfolio were broadly diversified over numerous groups of industries.

Agribusiness Industry Risk. Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural industry and related industries, could adversely affect agribusiness companies. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, agribusiness companies must comply with a broad range of environmental laws and regulation. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on agribusiness companies and may affect the Fund’s performance.

Infrastructure Industry Risk. Companies within the infrastructure industry are susceptible to adverse economic or regulatory occurrences. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance.

Natural Resources Companies Risk. The Fund’s investments in natural resources companies will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources companies can be significantly affected by changes in the supply of or demand for various natural resources.
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Timber Industry Risk. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental, health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products. Any factors affecting timber companies could have a significant effect on the Fund’s performance.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Master Limited Partnership Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in low volumes due to their small capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.

Master Limited Partnership Tax Risk. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entities for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
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Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Global Resources & Infrastructure Fund, a former series of Investment Managers Series Trust (the “Predecessor Fund”), as a result of a reorganization consummated after the close of business on February 15, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The performance information presented below for periods prior to February 15, 2019 reflects the performance of the Predecessor Fund.  At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies.  Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The performance information presented below for periods prior to June 30, 2017 is based on the performance of the Ridgeworth Capital Innovations Global Resources and Infrastructure Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and Prior Predecessor Fund.  At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially identical investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
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Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
14.85%
0.82%
-20.42%
29.97%
11.81%
2013
2014
2015
2016
2017

The year-to-date return as of June 30, 2018 was 1.88%.

Highest Calendar Quarter Return at NAV	11.12%	Quarter ended 12/31/2016
Lowest Calendar Quarter Return at NAV	(18.23)%	Quarter ended 9/30/2015

Average Annual Total Returns for Periods Ended December 31, 2017	One Year	Three Years	Five Years	Since Inception September 28, 2012
Class I - Return Before Taxes	11.81%	4.96%	6.01%	6.32%
Class I - Return After Taxes on Distributions*	11.56%	4.45%	5.63%	5.96%
Class I – Return After Taxes on Distributions and Sale of Fund Shares*	6.83%	3.74%	4.63%	4.90%
Class A – Return Before Taxes	5.09%	2.63%	4.50%	4.86%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	23.97%	9.30%	10.80%	10.84%
S&P Global Natural Resources Index (reflects no deduction for fees, expenses or taxes)	21.98%	6.58%	1.88%	2.05%
*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Adviser
North Square Investments, LLC is the Fund’s investment adviser. Capital Innovations, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Michael D. Underhill, Chief Investment Officer and co-founder of the Sub-Adviser and Susan L. Dambekaln, Managing Partner and co-founder of the Sub-Adviser. Mr. Underhill and Ms. Dambekaln are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and served as portfolio managers of the Predecessor Fund since its inception in September 2012.
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Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective
The Fund seeks to provide long-term growth of capital. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders before changing its investment objective. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI. There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of natural resources and infrastructure companies. For purposes of this investment policy, the Fund may invest in instruments with economic characteristics similar to natural resources companies, such as publicly traded master limited partnership interests (“MLPs”). With respect to investments in natural resources companies, the Fund expects to primarily focus on timber and agribusiness companies.

In selecting investments for purchase and sale, the Sub-Adviser employs an in-depth analysis which consists of researching historical performance, characteristics, and long-term fundamental outlook of infrastructure, timber, and agribusiness and other natural resources companies to construct a diversified portfolio representing exposure to these asset classes. The Fund defines infrastructure, natural resources, timber and agribusiness companies as follows:

Infrastructure Companies:
Infrastructure companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, transmission, sale or distribution of energy; provision of utilities such as electric, water and natural gas; distribution, purification or treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; provision of transportation services, including toll roads, airports, railroads or marine ports; or provision of social assets, such as hospitals, schools, and subsidized housing. Infrastructure companies also include companies organized as real estate investment trusts (“REITs”) and energy-related companies organized as MLPs.

Natural Resources Companies:
Natural resources companies are companies that are primarily engaged in (i.e., have a majority of their assets committed to, or derive a majority of their revenue or profits from) the ownership, development, exploration, production, distribution or processing of natural resources, and in the furnishing of related supplies or services. For these purposes, “natural resources” include energy sources (such as electricity, oil and gas), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar and fuel cells), precious and other metals, forest products, real estate, food and agricultural products, and other basic commodities.

Timber Companies:
Timber companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from the ownership, management or lease of forested land and harvest the timber from forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. These timber companies include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.
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Agribusiness Companies:
Agribusiness companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials such as fertilizers, agricultural chemicals, agricultural construction equipment, farm machinery, and heavy trucks. Agribusiness companies also include agriculture-related companies organized as REITs and MLPs.

The Sub-Adviser has appointed a committee consisting of senior management (the “Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such asset class. On a periodic basis the Allocation Committee reviews and may adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions. Actual allocations may vary at any time due to market movements, cash flows into or out of the Fund and other factors.

The Sub-Adviser seeks to capitalize on market inefficiencies by adhering to a systematic and disciplined investment approach. The Sub-Adviser first screens the infrastructure, timber, and agribusiness industry universes based on specific guidelines, and then applies fundamental analysis to each potential investment. After an Allocation Committee review of the best ideas, the Sub-Adviser invests in companies it believes have sustainable competitive advantages, based on the Sub-Adviser’s assessment of the durability of cash flows, relative market valuation and growth potential. At any given time the Sub-Adviser may invest in securities with growth and/or value characteristics.

The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest in at least three different countries outside the United States, and will invest at least 40% of its assets in foreign issuers. However, when the Sub-Adviser deems market conditions unfavorable to foreign companies, the Fund may invest a higher percentage in U.S. issuers, in which case the Fund will invest at least 30% of its assets in foreign issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investment in foreign currencies under normal circumstances is expected to be less than 7% of the Fund’s assets.

The Fund may invest in companies of any market capitalization but the majority of the Fund’s investments are generally in large and mid-cap securities. Large and mid capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Index (the “Index”) at the time of purchase. Because large and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of March 31, 2018, the market capitalizations of companies included in the Index were between $423 million and $861 billion. Potential investments include all types of equities, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of global infrastructure, timber, and agribusiness companies, trading on U.S. and global exchanges and market places. In addition, the Fund may invest in domestic MLPs and REITs. MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are companies that own interests in real estate or in real estate related loans or other interests and that qualify for favorable federal income tax treatment.

The factors that the Sub-Adviser considers when selling a security include: whether the risk/reward characteristics of a company have changed and no longer meet the Fund’s investment guidelines; an additional investment idea with more favorable risk/reward characteristics has been identified; expectations have been met or exceeded and it becomes appropriate to realize gains; or cash is required to meet Fund redemptions.

The Fund intends to hold some cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. In addition, when the risk/reward profile for equity securities appears unfavorable, or when price valuations are not attractive, the Sub-Adviser may allow the Fund’s cash position to increase rather than purchase stocks that fail to meet its investment criteria. In addition, there may be times when the Sub-Adviser may respond to adverse market, economic, political or other considerations by investing a significant portion of the Fund’s assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving its assets. To the extent the Fund uses a money market fund for investment of cash, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
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Principal Risks of Investing
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Industry Concentration Risk. The Fund’s investments will be concentrated in each of the natural resources and infrastructure groups of industries. The focus of the Fund’s portfolio on these specific groups of industries may present more risks than if the portfolio were broadly diversified over numerous groups of industries.

Agribusiness Industry Risk. Companies involved in the agribusiness industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Economic forces, including forces affecting the agricultural, commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s agribusiness companies and, thus, the Fund’s performance. Agricultural production and trade flows are significantly affected by government policies and regulations. Companies involved in the agriculture industry may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture. Furthermore, companies involved in the agriculture industry are particularly sensitive to changing weather conditions and other natural disasters. In addition, these companies are also subject to risks associated with the cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. In addition, agribusiness companies must comply with a broad range of environmental and food safety laws and regulations. Additional or more stringent environmental and food safety laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s agribusiness companies and on the Fund.
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Infrastructure Industry Risk. The infrastructure industry may be subject to a variety of factors that may adversely affect a company’s business or operations, including high interest costs, high leverage, costs associated with environmental and other regulations, increased competition, the effects of energy conservation policies and other factors. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following:

–	costs of complying with changes to environmental and other regulations, including regulation of rates charged to customers;
–	high interest costs in connection with capital construction and improvement programs;
–	difficulty in raising capital in adequate amounts and on reasonable terms during periods of unsettled capital markets or government budgetary constraints that impact publicly funded projects;
–	the effects of economic slowdown or recession, and surplus capacity;
–	increased competition from other providers of services;
–	uncertainties concerning the availability of fuel at reasonable prices;
–	service interruption or legal challenges due to environmental, operational, or other mishaps;
–	the imposition of special tariffs and changes in tax laws, regulatory policies, or accounting standards;
–	technological innovations that may render existing plants, equipment, or products obsolete; and
–	unforeseen delays, natural disasters, accidents, and cost overruns in infrastructure projects.

Other factors that may affect the operation of companies within the infrastructure industry include inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Natural Resources Companies Risk. The Fund’s investments in natural resources companies will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources companies can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources companies may be adversely affected by a change in inflation.

Timber Industry Risk. The timber industry is highly cyclical and the market value of companies engaged in the ownership, management or upstream supply chain of forests and timberlands is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, and flooding, as well as other events and weather conditions and changes in climate conditions that could intensify the effects of any of these factors. Many companies in the timber and forestry industry do not insure against damages to their timberlands. Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These industries have suffered, and continue to suffer, from excess capacity. Timber companies are subject to many federal, state and local environmental, health and safety laws and regulations, particularly with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber companies, particularly wood products. In addition, rising interest rates and general economic conditions may affect the demand for timber products. Companies in this industry are also subject to stringent federal, state and local environmental, health and safety laws and regulations.
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Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Adviser.  In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Master Limited Partnership Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.

Master Limited Partnership Tax Risk. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.
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Real Estate Investment Trust (REIT) Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Small Cap and Mid Cap Company Risk. Investing in and small and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many smaller capitalization companies may be in the early stages of development. Since equity securities of smaller-sized companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Adviser
North Square Investments, LLC (“North Square” or the “Adviser”), a Delaware limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603, is the Fund’s investment adviser and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). Founded in September 2018, North Square is a registered investment adviser and provides investment advice to institutions and high-net-worth investors. Prior to February 15, 2019, the Fund’s investment adviser was Oak Ridge Investments, LLC (“Oak Ridge”).

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell.  The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers.  The Adviser has engaged the Sub-Adviser pursuant to this authority and is responsible for overseeing the Sub-Adviser and recommending its hiring, termination, and replacement for approval by the Board of Trustees.  The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

The Adviser retains overall responsibility for the management and investment of the assets of the Fund.  In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing the Sub-Adviser in the performance of its duties.  The Adviser monitors the investment performance of the Sub-Adviser and also evaluates the portfolio management team to determine whether its investment activities remain consistent with the Fund’s investment objectives, strategies and policies.  The Adviser also monitors changes that may impact the Sub-Adviser’s overall business and regularly performs due diligence reviews of the Sub-Adviser.  In addition, the Adviser obtains detailed, comprehensive information concerning the Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees.  In its role as sponsor and primary investment adviser to the Fund, the Adviser assumes reputational and other risks associated with the operation of the Fund and provides the Fund with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.
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Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 1.00% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. The advisory fee for the Fund is subject to the following breakpoint discounts, based on the Fund’s average daily net assets:  first $500 million, no discount from full fee; next $500 million, 5% discount from full fee; next $4 billion, 10% discount from full fee; over $5 billion, 15% discount from full fee.

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser, or a sister company of the Adviser that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Adviser (the “Manager-of-Managers Structure”).  The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order, if granted, will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.  There can be no assurance that the SEC will grant the Order. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

Sub-Adviser
Capital Innovations, LLC (the “Sub-Adviser”), a Delaware limited liability company with its principal place of business at 325 Forest Grove Drive, Suite 100, Pewaukee, Wisconsin 53072, serves as the Fund’s Sub-Adviser pursuant to an investment sub-advisory agreement. The Sub-Adviser was founded in 2007 and is a registered investment adviser with the SEC. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Adviser.  The Sub-Adviser provides investment advisory services for investment companies, and institutional clients, and high net worth individuals. As of March 31, 2018, the Sub-Adviser had $110 million in assets under management. For its investment sub-advisory services, the Sub-Adviser is entitled to receive an annual fee paid solely by the Adviser based on the Fund’s average daily net assets as follows: first $500 million 0.50%; next $500 million 0.475%; next $4 billion 0.45%; and over $5 billion 0.425%.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and sub-advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to shareholders.

Portfolio Managers of the Sub-Adviser
Michael D. Underhill and Susan L. Dambekaln of the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Sub-Adviser utilizes a team-based approach in managing the Fund. Mr. Underhill and Ms. Dambekaln are the leaders of this team and comprise the Allocation Committee, which is responsible for the allocations of the Fund’s investments among the various asset classes.

Michael D. Underhill has served as the Chief Investment Officer and portfolio manager for the Sub-Adviser since he co-founded the firm in 2007. Mr. Underhill has over 27 years of investment industry experience.
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Susan L. Dambekaln has served as a portfolio manager for the Sub-Adviser since she co-founded the firm in 2007. Ms. Dambekaln has over 24 years of investment industry experience.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
Compass Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser or any other service provider for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until February 19, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any waiver of advisory fees or payment or reimbursement of the Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A Shares)
The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.
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Class I shares are not subject to any distribution and shareholder liaison service fees under the 12b-1 Plan.

Shareholder Service Fee
The Trust, on behalf of the Fund, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to the Fund’s Class and Class I Shares.  Under the Shareholder Service Plan, the Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A and Class I shares to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees and shareholder service fees applicable to Class A shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.
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In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Purchase of Shares
This Prospectus offers two classes of shares of the Fund, designated as Class A and Class I Shares.

•	Class A shares generally incur annual distribution and shareholder service fees.
•	Class I shares do not incur distribution fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for any reduction or waiver of sales charges.

Class A are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I shares may be more suitable than Class A shares. You should consult with your financial advisor for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares. Please see the specific features available to each class of shares as discussed below.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
All Accounts	$1,000	$100
Class I
All Accounts	$1,000,000	None

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Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Please see “Class A Shares – Sales Charge Schedule” below and “Appendix A – Waivers and Discounts Available from Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A or Class I shares, as applicable.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares
Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**
There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.00% will be imposed in the event of certain redemptions within 12 months of the date of purchase. See also the “Large Order Net Asset Value Purchase Privilege.”

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs
Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under Net Asset Value Purchases and Large Order Net Asset Value Purchase Privilege. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.
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Quantity Discounts

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999.99 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $50,000 would pay an initial charge of 4.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount. Investments above $500,000 have no front-end sales charge.

You may lower your Class A sales charges if:

•
you assure the Fund in writing that you intend to invest at least $50,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”) (see below).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and the approved financial intermediary may not retain this information.
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Net Asset Value Purchases

Class A shares are available for purchase without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•
a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•	a current Trustee of the Trust;

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund; or

•	a shareholder who held Class C shares of a Predecessor Fund on the applicable reorganization date.

Your financial advisor or the Fund’s transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.00% will be imposed in the event of certain redemptions within 12 months of the date of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

From its own profits and resources, the Adviser may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $500,000 or more of Class A shares of the Fund, in accordance with the following fee schedule: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million and less than or equal to $50 million, and 0.25% over $50 million.

A CDSC will be waived in the following circumstances:

•
Upon the redemption of Class A shares purchased by a trustee or other fiduciary for an employer-sponsored retirement plan that has at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•	If you are a current Trustee of the Trust; or

•
If you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible for waiver of a sales charge.
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Class I Shares
To purchase Class I shares of the Fund, you generally must invest at least $1 million. Class I shares are not subject to any initial sales charge. There also are no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

The minimum investment requirement for Class I shares may be waived if you or your financial intermediary, invest through an omnibus account, have an aggregate investment in our family of funds of $5 million or more, or in other situations as determined by the Adviser.  In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I shares. The Adviser may permit a financial intermediary to waive applicable minimum initial investment for Class I shares in the following situations:

•
Broker-dealers purchasing Fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the Distributor;

•	Certain employer-sponsored retirement plans, as approved by the Adviser; and

•	Certain other situations deemed appropriate by the Adviser.

In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the Invest by Mail form from your most recent confirmation statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521 at least five calendar days prior to the record date of the next distribution. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.
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Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to North Square Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
All checks must be made in U.S. Dollars and drawn on U.S. financial institutions. A Fund will not accept payment in cash or money orders. A Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

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To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services, LLC Account No. 112-952-137
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For further credit to: “North Square [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-855-551-5521 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to North Square Funds at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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By telephone
To redeem shares by telephone, call the Fund at 1-855-551-5521 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-855-551-5521. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Unless noted on the initial account application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;
• The name in which his or her account is registered;
• The Social Security Number or Taxpayer Identification Number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Signature Guarantee

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•	You wish to redeem more than $50,000 worth of shares.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
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Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1‑855-551-5521. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days before the next withdrawal.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Investor Class shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for Class A and C shares and your financial institution must be a member of the ACH network. There is no minimum for Class I and K shares.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-551-5521, if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check or electronic funds transfer through the ACH network and request a redemption before the purchase amount has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the purchase amount to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their written redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-855-551-5521. Investors will be asked whether or not to withhold taxes from any distribution. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. Under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. The Fund may redeem shares in-kind during both normal and stressed market conditions. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.
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Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

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•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
You may exchange Class A and Class I shares of the Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at
1-855-551-5521 to receive the prospectus for the other funds). The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges on exchanges of Class A and Class I shares.

Conversion of Shares
A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Adviser.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.
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The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.northsquareinvest.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-551-5521 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Additional Information
The Fund enters into contractual arrangements with various parties, including among others the Adviser and Sub-Adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) to receive all dividends and distributions in cash, or (3) to receive capital gain distributions in cash, while reinvesting net investment income in additional Fund shares. If you wish to change your distribution option, please write to or callthe Transfer Agent at least five calendar days before the record date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.
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You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently at a rate set under Section 3406 of the Code for U.S. residents.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions and, after December 31, 2018, to redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
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Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On February 15, 2019, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of a corresponding predecessor fund (the “Predecessor Fund”), a former series of Investment Managers Series Trust.  Upon completion of the reorganization, the share classes of the Fund assumed the performance, financial and other historical information of those of the corresponding Predecessor Fund.

The financial information for the fiscal years ended March 31, 2016, March 31, 2017 and March 31, 2018 has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm whose report, along with the Predecessor Fund’s audited financial statements, is included in the Predecessor Funds’ annual report, which is available upon request (see back cover). The information for the fiscal years ended November 30, 2015, November 30, 2014 and November 30, 2013 has been audited by the prior predecessor fund’s independent registered public accounting firm .
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North Square Global Resources & Infrastructure Fund
Class A
Per share operating performance.
For a capital share outstanding throughout each period.

	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013

Net asset value, beginning of period	$11.50	$9.03	$9.90	$11.83	$11.49	$10.02
Income from Investment Operations:
Net investment income (loss)[2]	0.15	0.08	0.07	0.11	0.10	0.07
Net realized and unrealized gain (losses) on investments	0.75	2.59	(0.76)	(1.90)	0.34	1.43
Total from investment operations	0.90	2.67	(0.69)	(1.79)	0.44	1.50
Less Distributions:
From return of capital	—	—	—	—	(0.03)	—
From net investment income	(0.07)	(0.20)	(0.18)	(0.14)	(0.02)	(0.03)
From net realized gain	—	—	—	—	(0.05)	—
Total distributions	(0.07)	(0.20)	(0.18)	(0.14)	(0.10)	(0.03)
Net asset value, end of period	$12.33	$11.50	$9.03	$9.90	$11.83	$11.49
Total return[3]	7.88%	29.72%	(7.01)%	(15.14)%	3.84%	14.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,039	$1,409	$1,250	$1,756	$3,033	$5,569
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.68%	2.54%	14.70%[4]	3.67%	3.54%	6.82%
After fees waived and expenses absorbed	1.40%	1.40%	1.53%[4]	1.60%	1.60%	1.60%
Ratio of net investment income to average
net assets[4]	1.26%	0.79%	2.34%	0.98%	0.88%	0.60%
Portfolio turnover rate[3]	59%	52%	23%	19%	24%	7%

[1]	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the predecessor Fund.
[2]	Per share data calculated using average shares outstanding method.
[3]	Not annualized.
[4]	Annualized
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North Square Global Resources & Infrastructure Fund
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013

Net asset value, beginning of period	11.54	$9.04	$9.91	$11.84	$11.50	$10.03
Income from Investment Operations:
Net investment income (loss)[2]	0.18	0.12	0.07	0.14	0.13	0.09
Net realized and unrealized gain (losses) on investments	0.76	2.58	(0.76)	(1.90)	0.34	1.43
Total from investment operations	0.94	2.70	(0.69)	(1.76)	0.47	1.52
Less Distributions:
From return of capital	—	—	—	—	(0.04)	—
From net investment income	(0.10	(0.20)	(0.18)	(0.17)	(0.04)	(0.05)
From net realized gain	—	—	—	—	(0.05)	—
Total distributions	(0.10	(0.20)	(0.18)	(0.17)	(0.13)	(0.05)
Net asset value, end of period	$12.38	$11.54	$9.04	$9.91	$11.84	$11.50
Total return[3]	8.20%	30.02%	(6.93)%	(14.92)%	4.12%	15.15%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,997	$7,421	$1,955	$3,336	$12,532	$5,436
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.43%	2.38%	14.19%[4]	3.42%	3.29%	6.57%
After fees waived and expenses absorbed	1.15%	1.15%	1.28%[4]	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average[4]	0.23%	(0.11)%	10.39)%	0.84%	(0.81)%	4.37%
	1.51%	1.12%	2.52%	1.23%	1.13%	0.85%
Portfolio turnover rate[3]	59%	52%	23%	19%	24%	7%

[1]	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the predecessor Fund.
[2]	Per share data calculated using average shares outstanding method.
[3]	Not annualized.
[4]	Annualized

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APPENDIX A – Waivers and Discounts Available from Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Fund family)
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Adviser or any of its affiliates, as described in the this Prospectus
•
Shares purchased from the proceeds of redemptions within the Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Front-End Sales Charge Discounts For Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund family through Merrill Lynch over a 13-month period of time (if applicable)

Morgan Stanley:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.
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Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

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Investment Adviser
North Square Investments, LLC
10 South LaSalle Street
 Chicago, Illinois 60603

Sub-Adviser
Capital Innovations, LLC
325 Forest Grove Drive, Suite 100
Pewaukee, Wisconsin 53072

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-551-5521

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Counsel to the Trust
Goodwin Procter LLP
 901 New York Avenue, NW
Washington, District of Columbia 20001

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
North Square Global Resources & Infrastructure Fund

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI is available and annual and semi-annual reports will be available, free of charge, on the Fund’s website at www.northsquareinvest.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-855-551-5521 or by writing to:

North Square Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address:publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(Investment Company Act file no. 811- 23373.)

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SUBJECT TO COMPLETION DATED OCTOBER 23, 2018

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the United States Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

NORTH SQUARE FUNDS

NORTH SQUARE GLOBAL RESOURCES & INFRASTRUCTURE FUND
Class A: INNAX, Class I: INNNX

October 23, 2018

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated October 23, 2018, as may be amended from time to time, of the North Square Global Resources & Infrastructure Fund (the “Fund”), a series of North Square Investments Trust (the “Trust”). North Square Investments, LLC (“North Square” or the “Adviser”) is the investment adviser to the Fund. Capital Innovations, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund. A copy of the Fund’s Prospectus may be obtained on the Fund’s website, www.northsquareinvest.com, or by contacting the Fund at the address or telephone number specified below. The Predecessor Fund’s (as defined below) Annual Report to shareholders for the fiscal year ended March 31, 2018, is incorporated by reference herein. A copy of the Predecessor Fund’s Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

North Square Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-855-551-5521

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B-2

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust currently consists of several series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund will be the successor in interest to a certain fund having a similar name and identical investment objective and principal investment strategies that was a series of another registered investment company, Investment Managers Series Trust (the “IMST Trust”).  Pending shareholder approval the Fund will commence operations on February 19, 2019 as successor to Oak Ridge Global Resources & Infrastructure Fund, a series of the IMST (the “Predecessor Fund”). The Predecessor Fund was advised by Oak Ridge Investments, LLC (“Oak Ridge”).  If shareholders of the Predecessor Fund approve the reorganization of the Predecessor Fund with and into a corresponding series of the Trust, and effective as of the close of business on February 15, 2019, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Fund.  The Fund will succeed to the performance, financial and other historical information of those of the Predecessor Fund. Any historical information provided for the Fund that relates to periods prior to February 19, 2019 is that of the Predecessor Fund.

Previously, on June 30, 2017, the Predecessor Fund acquired all the assets and liabilities of the Capital Innovations Global Resources and Infrastructure Fund, a series of RidgeWorth Funds (the “RidgeWorth Predecessor Fund”). The Predecessor Fund had adopted the prior performance and financial history of the RidgeWorth Predecessor Fund.

The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Fund currently offers two classes of shares: Class A and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Principal Investment Strategies, Policies and Risks

Equity Securities

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
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The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small and Mid Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Infrastructure, Timber and Agribusiness Companies

Infrastructure Companies

Infrastructure companies are companies that derive significant portions i.e. (at least 50%) of their gross income or net profits, directly or indirectly, through providing energy, transportation, communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:

•	The generation, transmission, distribution, or storage of electricity, oil, gas, water, and other natural resources used to produce energy;
•	Alternative energy production and exploration;
•
The building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;

•	The provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;
•	Sewage treatment and water purification;
•
The construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing, and other public service facilities; and

•	The provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.

Infrastructure companies also include energy-related companies organized as REITs and MLPs.
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Timber Companies

Timber companies are companies that derive significant portions (at least 50%) of their gross income or net profits, directly or indirectly, from the ownership, management or upstream supply chain of forests and timberlands, and products related thereto. These include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.

Agribusiness Companies

Agribusiness companies are companies that derive significant portions (at least 50%) of their gross income or net profits, directly or indirectly, from the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials. Companies in the agribusiness industry may be involved in a variety of areas, including the following:

Producers, Distributors & Processors:
•	Breeding and operation of livestock farms;
•	Production, processing and distribution of fish, hogs, livestock cattle, pigs and poultry;
•	Processing livestock into value-added products;
•	Production and sale of animal feed;
•
Production, processing and refining of agricultural commodities and byproducts. This includes the buying, storing, transporting and distribution of agricultural commodities. (Agricultural commodities include, but are not limited to, barley, cocoa, corn, cotton, edible nuts, grain, oats, oilseeds, palm oil, soybeans and wheat); and

•	Harvesting and operation of agricultural facilities such as coffee and rubber plantations, cotton fields, mills and farms.

Equipment & Materials Suppliers:
•	Production and sale of crop nutrients, potash, fertilizers and animal feed ingredients;
•	Production and sale of crop protection products such as herbicides and insecticides;
•	Development and production of seeds; and
•
Manufacturing and distribution of agricultural equipment. Agricultural equipment includes, but are not limited to, agricultural tractors, combine harvesters, feed making equipment, hay and forage equipment, irrigation systems, pavers, seeding and planting equipment, spreaders, sprayers and tillage equipment. Other related agricultural equipment includes equipment used in liquid injection and surface spreading of biosolids.

Foreign Investments

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.
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Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depositary Receipts

American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.
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Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Master Limited Partnerships (“MLPs”)

An MLP is an entity receiving partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.
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Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Other Investment Strategies, Policies and Risks

Equity Securities

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
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Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Foreign Investments

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Sub-Adviser is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.
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There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Synthetic Local Access Instruments

Participation notes, market access warrants and other similar structured products (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, such as in China and Saudi Arabia, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Sub-Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.
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Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Sub-Adviser attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.
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Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Adviser will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Sub-Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Sub-Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.
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Over-the-Counter Transactions – Fixed Income Securities

Over-the-counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Adviser and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Sovereign Debt Obligations

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:
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Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the  Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Sub-Adviser may actively expose the Fund to credit risk. However, there can be no guarantee that the Sub-Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.
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Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

The North Square Global Resources & Infrastructure Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The North Square Global Resources & Infrastructure Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund may not acquire any securities of registered open-end investment companies or registered UITs in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Sub-Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
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Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Sub-Adviser had been sufficiently hedged with respect to such position.

The Sub-Adviser will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Sub-Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Sub-Adviser may rely on diversification to control such risks to the extent that the Sub-Adviser believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.
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Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.
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Options on Securities and Securities Indices

A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
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Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple) but not less than the strike price of the call. The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
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A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

OTC Options. The Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.
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Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.
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Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. As of the date of this SAI, neither the Adviser nor the Sub-Adviser is deemed to be a “commodity pool operator” or “commodity trading advisor” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Adviser and Sub-Adviser to register as a commodity pool operator with the CFTC with respect to the Fund, the Adviser and Sub-Adviser will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.
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Swap Transactions

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
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The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.
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Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Government Obligations

The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
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The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Sub-Adviser believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
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Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser or the Sub-Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.
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Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Sub-Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.
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Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Board of Trustees.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.
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Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and thus it is anticipated that the UK will leave the EU on or before March 29, 2019.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU.  As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.
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Cyber Security Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Sub-Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities), except that the Fund will concentrate (that is, invest 25% or more of its net assets) in each of the natural resources and infrastructure groups of industries;

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

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6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

In addition, the North Square Global Resources & Infrastructure Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund may not acquire any securities of registered open-end investment companies or registered UITs in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.
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MANAGEMENT OF THE FUND

Board of Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Sub-Adviser, administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board, except that the Sub-Adviser is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Trustee	08/2018 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018); Managing Director, Putnam Investment Management, LLC (2000 – 2013).	7	N/A
Donald J. Herrema (1952)	Chairman of the Board and Trustee	08/2018 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004); Executive Vice Chairman and Senior Advisor at Kennedy Wilson (real estate investment company) (2009 – 2016).	7
Chairman (since 2013) and Director (since 2009), TD Asset Management USA Funds Inc.; Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).

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Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Director, Professional/ Employer Development, Finance Department (since 2015), Adjunct Lecturer (since 2010), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	7	Director, The Vantagepoint Funds (2015 – 2016).
Interested Trustee[d]
Mark D. Goodwin (1964)	Trustee and President	08/2018 to present	Chief Executive Officer, North Square Investments LLC (since July 2018); President and Chief Operating Officer (2015 – July 2018) and Executive Vice President (2014 – 2015), Oak Ridge Investments, LLC; Chief Operating Officer, Amundi Pioneer Asset Management Inc. (2005 – 2014).	7	N/A
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Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Officers of the Trust
Alan E. Molotsky (1956)	Treasurer and Secretary	08/2018 to present
Chief Financial Officer, Chief Compliance Officer, General Counsel and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Financial Officer, Chief Compliance Officer, General Counsel and Executive Vice President, Oak Ridge Investments LLC (2004 – July 2018).
				N/A	N/A
David J. Gaspar (1954)	Vice President	08/2018 to present
Chief Operations and Information Officer and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Operations Officer, Chief Information Officer, Chief Information Security Officer and Executive Vice President, Oak Ridge Investments, LLC (2000 – July 2018).
				N/A	N/A
Douglas N. Tyre (1980)	Chief Compliance Officer	09/2018 to present	Assistant Compliance Director, Cipperman Compliance Services, LLC (since 2014); Client Services & Operations Specialist and Senior Associate, Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A
a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603.
b.	Trustees and officers serve until their successors are duly elected and qualified.
c.
The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the North Square Global Resources & Infrastructure Fund and six other North Square Funds (offered in a separate Prospectus and SAI).

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.

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Additional Information Concerning The Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.

The Board is currently composed of four members, including three Independent Trustees and one Trustee who is affiliated with the Adviser (the “Interested Trustee”). The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Fund. The Board has emphasized to the Adviser, Sub-Adviser and other service providers the importance of maintaining vigorous risk management programs and procedures. The Fund is subject to a number of risks, including investment, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser, Sub-Adviser and other service providers perform risk management as part of the day-to-day operations of the Fund. Each of the Adviser, Sub-Adviser and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser, Sub-Adviser and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.
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Board Committees

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Fund’s service providers; (2) to oversee the quality, objectivity, and integrity of the Fund’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Boon is the Chair of the Audit Committee.

The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chair of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, Sub-Adviser, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of each Trustee’s particular professional and other experience that qualifies each individual to serve as a Trustee of the Trust as of the date of this SAI. As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.
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David B. Boon. Mr. Boon has been a Trustee since August 2018. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee and Chairman of the Board since August 2018. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations.

Catherine A. Zahari. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Mark D. Goodwin. Mr. Goodwin has been a Trustee since August 2018. Mr. Goodwin has over 20 years of direct leadership and management experience in the financial services industry, including as a chief operating officer and chief financial officer of various investment management firms. In addition, Mr. Goodwin’s current position as chief executive officer of the Adviser gives him valuable experience with the day-to-day management of the operation of the Trust, enabling him to provide essential management input to the Board.

Trustee Ownership of Fund Shares and Other Interests

None of the Trustees owned shares of the Predecessor Fund as of the calendar year ended December 31, 2017, which is prior to the inception date of the Fund.

As of the calendar year ended December 31, 2017, none of the Independent Trustees or their immediately family members owned beneficially or of record any securities of the Adviser, the Sub-Adviser, or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Adviser, or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Adviser, the Sub-Adviser, or the Distributor, or any affiliate thereof, was a party.  During the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Adviser, the Sub-Adviser, or the Distributor, or any of their affiliates.

Compensation

Set forth below is the estimated compensation to be received by the Independent Trustees from the Trust for the fiscal year ended May 31, 2019. Each Independent Trustee receives from the Trust an annual  retainer of $55,000, plus $5,000 for each regularly scheduled Board meeting attended, $5,000 for each special in-person meeting attended and $2,500 for each special telephonic meeting attended, plus reimbursement of related expenses. The Chairman of the Board receives an additional annual retainer of $10,000, and each of the Chairs of the Audit Committee and the Nominating Committee receives an additional annual retainer of $5,000, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Interested Trustee or the Trust’s officers.
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Name of Person/Position	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1,2]
David B. Boon	$0	$0	$80,000
Donald J. Herrema	$0	$0	$85,000
Catherine A. Zaharis	$0	$0	$80,000
[1]	Estimated annual compensation for the first fiscal year.
[2]
The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the North Square Global Resources & Infrastructure Fund and six other North Square Funds (offered in a separate Prospectus and SAI).

Control Persons, Principal Shareholders, and Management Ownership

Since each of the Funds was not operational prior to the date of this SAI, there were no principal shareholders or control persons, and the Trustees and officers of the Trust as a group did not own more than 1% of each Fund’s outstanding shares.

The Adviser

As stated in the Prospectus, North Square, 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603, serves as the investment adviser to the Fund pursuant to an investment adviser agreement (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell.  The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers.  The Adviser has engaged the Sub-Adviser pursuant to this authority and is responsible for overseeing the Sub-Adviser and recommending its hiring, termination, and replacement for approval by the Board of Trustees.  The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

The Adviser retains overall responsibility for the management and investment of the assets of the Fund.  In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing the Sub-Adviser in the performance of its duties.  The Adviser monitors the investment performance of the Sub-Adviser and also evaluates the portfolio management team to determine whether its investment activities remain consistent with the Fund’s investment objectives, strategies and policies.  The Adviser also monitors changes that may impact the Sub-Adviser’s overall business and regularly performs due diligence reviews of the Sub-Adviser.  In addition, the Adviser obtains detailed, comprehensive information concerning the Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees.  In its role as sponsor and primary investment adviser to the Fund, the Adviser assumes reputational and other risks associated with the operation of the Fund and provides the Fund with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.
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The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser, or a sister company of the Adviser that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Adviser (the “Manager-of-Managers Structure”).  The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order, if granted, will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.  There can be no assurance that the SEC will grant the Order. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

The Manager-of-Managers Structure would enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements.  Operation of the Fund under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.  Shareholders will be notified of any changes made to Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Sub-Adviser and recommend their hiring, termination and replacement.
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The Sub-Adviser

The Adviser has entered into a sub-advisory agreement with Capital Innovations, LLC (“Capital Innovations” or the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement”). Capital Innovations is located at 325 Forest Grove Drive, Suite 100, Pewaukee, Wisconsin 53072. The Sub-Adviser is independent and privately owned with the controlling interests held by Michael D. Underhill and Susan L. Dambekaln.

The Adviser compensates the Sub-Adviser out of the investment advisory fees the Adviser receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Adviser or the Sub-Adviser or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Adviser or the Adviser, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Adviser of its duties under the Sub-Advisory Agreement.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of Class A shares and Class I shares of the Fund, respectively. This agreement is in effect until February 19, 2021, and it may be terminated before that date only by the Board of Trustees.

Any waiver of advisory fees or payment or reimbursement of the Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.
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Under the Prior Advisory Agreement, Oak Ridge served as the investment adviser to the Predecessor Fund. In consideration of the services provided by the Adviser pursuant to the Prior Advisory Agreement, the Predecessor Fund paid the following advisory fees to the Adviser for the periods indicated:

	Advisory Fees Accrued	Advisory Fees (Waived)/ Recoupment	Advisory Fee Retained
Oak Ridge Global Resources & Infrastructure Fund
For the period July 1, 2017 (commencement date) through March 31, 2018	$149,114	$149,114	$0

Portfolio Managers of the Sub-Adviser

Other Accounts Managed by the Portfolio Managers. As of March 31, 2018, information on other accounts managed by the Fund’s portfolio managers is as follows.

Michael D. Underhill
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($) (millions)	Number of Accounts	Total Assets ($)
Registered Investment Companies	1	$24	0	$0
Other Pooled Investments	4	$51	0	$0
Other Accounts	7	$35	0	$0

Susan L. Dambekaln
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($) (millions)	Number of Accounts	Total Assets ($)
Registered Investment Companies	1	$24	0	$0
Other Pooled Investments	4	$51	0	$0
Other Accounts	7	$35	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The portfolio managers are compensated by the Sub-Adviser with a base salary and a profit sharing plan. The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owner of the Sub-Adviser and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of Predecessor Fund shares owned by each portfolio manager in the Predecessor Fund as of March 31, 2018.
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Name of Portfolio Manager	Dollar Range of Securities in the Predecessor Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Michael D. Underhill	$10,001 - $50,000
Susan L. Dambekaln	$10,001 - $50,000

Service Providers

Administrator. After February 15, 2019, and pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from the Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Administration Agreement, as compensation for its services, USBFS will receive from each Fund, a fee based on the Fund’s current average daily net assets.  USBFS also is entitled to certain out‑of‑pocket expenses.

Prior to February 15, 2019, and pursuant to a Co-Administration Agreement (the “Prior Co-Administration Agreement”), UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Prior Co-Administrators”), served as co-administrators for the Predecessor Fund.

As compensation for their services, the Predecessor Fund paid the Prior Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Predecessor Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Predecessor Fund paid the following co-administration fees for the periods indicated:

Co-Administration Fees
Oak Ridge Global Resources & Infrastructure Fund
For the period July 1, 2017 (commencement date) through March 31, 2018	$25,698

Fund Accountant, Transfer Agent and Dividend Disbursing Agent. USBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.
Custodian. U.S. Bank National Association (the “Custodian”) is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.
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Independent Registered Public Accounting Firm. Tait Weller & Baker LLP, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Counsel to the Trust.  Goodwin Procter, LLP, 901 New York Avenue, NW, Washington, District of Columbia 20001, serves as legal counsel to the Trust.

Distributor and the Distribution Agreement

Compass Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated ____________, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, all, or a portion of, the sales charge paid on purchases of the Fund’s A Shares. Sales charges and 12b-1 amounts not paid to dealers may be paid to the Adviser for Fund distribution expenses that are permitted under the Fund’s Rule 12b-1 plan.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.
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The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor for the periods indicated from the Predecessor Fund:

	Amount of Commissions	Amount Received
Oak Ridge Global Resources & Infrastructure Fund
For the period July 1, 2017 (commencement date) through March 31, 2018	$3,687	$532

Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution-related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares. The 12b-1 Plan provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides that the distribution fees paid by Class A shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Adviser for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.
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The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan for the period June 30, 2017 (commencement date) through March 31, 2018 for the Predecessor Fund:

12b-1 Fees
Oak Ridge Global Resources & Infrastructure Fund	$3,716

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly.

For the period June 30, 2017 (commencement date) through March 31, 2018 the Predecessor Fund paid the following shareholder servicing fees:

Shareholder Servicing Fees
Oak Ridge Global Resources & Infrastructure Fund	$13,866

Marketing and Support Payments

The Adviser or Sub-Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

Dealer Reallowances

The Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.
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Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser and Sub-Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Adviser and the Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser and Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Adviser or Sub-Adviser. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s or Sub-Adviser other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Predecessor Fund paid the following brokerage commissions for the period June 30, 2017 (commencement date) through March 31, 2018:

	Broker Commissions	Soft Dollar
Oak Ridge Global Resources & Infrastructure Fund	$12,209	$0

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of any “regular brokers or dealers” during the fiscal year ended March 31, 2018.
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PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund was 59%.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Adviser and Sub-Adviser, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Adviser and Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Adviser and Sub-Adviser to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and Procedures (the “Adviser Policies”) and the Sub-Adviser’s Proxy Voting Policies and Procedures (the “Sub-Adviser Policies”) and a record of each proxy voted by the Adviser or Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser and Sub-Adviser as involving a conflict of interest. See Appendix B for the Trust Policies, the Adviser Policies and the Sub-Adviser Policies. The Trust Policies, the Adviser Policies and the Sub-Adviser Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Adviser Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and the Fund’s interests, the Adviser or Sub-Adviser will resolve the conflict by following the Adviser’s or Sub-Adviser’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-551-5521 and on the SEC’s web site at www.sec.gov.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted separate Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
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Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Adviser, Sub-Adviser and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to USBFS, the Board of Trustees, counsel to the Trust, counsel to the Independent Trustees, and the Funds’ independent registered public accounting firm. Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its service providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund, the Adviser and the Sub-Adviser to the Fund’s shareholders. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or any affiliated person of the Adviser or the Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (www.northsquareinvest.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Adviser, the Sub-Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.
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Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Adviser and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. [As of the date of this SAI, the Trust or the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) North Square (the Adviser), the Sub-Adviser, USBFS (the Trust’s Administrator) and US Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e. with no time lag); (ii) Tait Weller & Baker LLP (independent registered public accounting firm), Goodwin Procter, LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Glass Lewis and ProxyEdge pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily, subject to a one-day lag; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.]

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

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Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Fund may postpone payment of the redemption proceeds up to 15 calendar days while the Fund waits for the purchase amount to clear.
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Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected (or intends to elect) to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
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As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.
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Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any amounts treated as distributions of long‑term capital gains during such six‑month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
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If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.
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Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the applicable Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is set under Section 3406 of the Code for U.S. residents. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.
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Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.
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Any dividend or distribution paid by the Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and/or distributions by notifying the transfer agent in writing or by telephone, but any such change will be effective only as to dividends and other distributions for which the record date is five or more calendar days after the transfer agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

North Square Investments Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series.

The Trust may offer more than one class of shares of any series. The Fund Trust currently offers two classes of shares: Class A and Class I. The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem shares for any reason under terms set by the Board. When issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.
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Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Declaration of Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Predecessor Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2018, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements.” A copy of the Predecessor Fund’s Annual Report can be obtained at no charge on the Funds’ website, www.northsquareinvest.com], or by calling 1-855-551-5521 or writing the Funds.

The Trust’s initial audited Financial Statement is included in the combined SAI for the six other North Square Funds.
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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa
An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A
An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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Ba
An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

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Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B
NORTH SQUARE INVESTMENTS TRUST
PROXY VOTING POLICIES AND PROCEDURES

North Square Investments Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Adviser has a web site, a copy of the Adviser’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 30 days after June 30 of each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.
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NORTH SQUARE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES
POLICY

North Square has adopted Proxy Voting Policies and Procedures. Where North Square has proxy voting authority for securities of its advisory clients, North Square will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by North Square in good faith and in accordance with North Square’s environmental and social guidelines, subject to any restrictions or directions from a client.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with North Square’s fiduciary duties under federal and state law to act in the best interests of its clients.  A description of the Proxy Procedures appears in North Square’s brochure and in the Trust’s SAI for the Funds managed by North Square.

BACKGROUND

Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

SEC Registered Investment Advisers who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

PROCEDURE

North Square will cast votes and maintain voting records.  Case-by-case decisions are generally made by the CCO.  All voting records are maintained. North Square will maintain copies of any document created by North Square that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

On occasion, North Square may determine not to vote a particular proxy.  This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent North Square from voting with respect to a loaned security; (4) despite reasonable efforts, North Square receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude North Square from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.

Identifying and Addressing Conflicts of Interest

North Square acknowledges its responsibility for identifying material conflicts of interest related to voting proxies.  In order to ensure that North Square is aware of the facts necessary to identify conflicts, senior management of North Square must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company.  Conflicts based on business relationships with North Square or any affiliate of North Square will be considered only to the extent that North Square has actual knowledge of such relationships.  If a conflict may exist which cannot be otherwise addressed by CCO, North Square may choose one of several options including: (1) voting in accordance with the Voting Guidelines, if it involves little or no discretion; (2) voting as recommended by a third party service, if employed by North Square; (3) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not North Square clients; (4) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (5) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
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Client Requests for information

Investment advisory clients may request a copy of North Square’s Proxy Voting Policies and Procedures and/or information about how North Square has voted securities in their account by contacting North Square at a specified phone number.  North Square will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client.

Proxy Committee

The CCO and other members deemed necessary shall review North Square’s proxy procedures and third party services provider on a periodic basis. This group will review the Firm’s proxy voting policies and procedures and ensure that its third party proxy voting service provider is voting client securities, maintaining required records and meeting the obligations of its contract with North Square.

Proxy Voting Guidelines

From time to time, North Square may adopt specific internal proxy voting guidelines to assist it in carrying out this policy, which may include the use of independent third party advisory firms.
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CAPITAL INNOVATIONS, LLC

Proxy Voting Policies and Procedures

PART ONE: PROXY VOTING PROCEDURES

I.	INTRODUCTION

Capital Innovations, LLC (“CI” or the “firm”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with the firm’s fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. CI’s authority to vote the proxies of its clients is established by the advisory contract or comparable documents, and the firm’s proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, CI’s proxy voting policies reflect the long- tanding fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	STATEMENT OF POLICIES AND PROCEDURES

CI’s actions reflect the investment policy goals of its clients. All proxies are voted in accordance with the firm’s responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. As such, CI’s proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Of course, each vote is analyzed on an individual basis in accordance with CI’s stated policy of maximizing shareholder value. Any material conflicts of interest that arise are resolved in the best interests of the firm’s clients.

•	Securities that are part of a securities lending program and on loan may not be voted on by CI.
•	CI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

CI will provide a copy of its policies and procedures to clients upon request. These policies and procedures may be updated from time to time. Clients may also request a listing of how its proxies were voted by CI. This request should be in writing and this information will be provided within a month of the request.

III.	RESPONSIBILITY AND OVERSIGHT

The Chief Executive Officer of CI will appoint a Chief Compliance Officer who shall administer and oversee the proxy voting process. The Chief Compliance Officer shall:

1.	Develop, authorize, implement and update the adviser's policies and procedures;

2.	Oversee the proxy voting process;

3.	Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.	Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.	Engage and oversee any third-party vender to review, monitor, and/or vote proxies.

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IV.	PROCEDURES

This section provides suggestions for describing the adviser's actual proxy voting process in the firm's policies and procedures.

A.	Client Direction. CI, when the advisory contract calls for it, will vote as instructed by the client.

B.	Process of Voting Proxies. The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner. For example,

1.
Obtain Proxy. Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

2.	Match. Each proxy received is matched to the securities to be voted.

3.	Categorize. Review and categorize proxies according to issues and the proposing parties.

4.
Conflicts of Interest. Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. In the event that a material conflict arises, CI will disclose the conflict to clients and obtain their consents before voting.

5.	Vote. The proxy administrator will vote the proxy in accordance with the firm's policies and procedures and return the voted proxy to the issuer or its information agent.

6.	Review. A review should be made to ensure that materials are received in a timely manner.

a.
The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which CI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Recordkeeping. This section sets forth procedures for documenting proxy votes.

Section 204. CI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser. Such records will include as required by Rule 204-2(c):

1.	a copy of its policies and procedures;

2.	proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request);

3.	a record of each vote cast (third party records similarly permitted);

4.	a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

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PART TWO: CATEGORIES OF ISSUES

I.	MANAGEMENT PROPOSALS

A.
Routine Matters/Corporate Administrative Items. The policy of CI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Some criteria that would cause CI to cast client votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements. Additionally, CI would vote for a dissident slate of nominees if it favored a potential acquirer in a takeover battle. CI typically supports managements' choice of auditors.

B.	Cumulative Voting. CI will reject any proposal to dismantle cumulative voting provisions.

C.	Stock Authorizations: Common & Blank Check Preferred.

1.
Common Stock. In the past, the authorization would have been considered a matter of routine company policy. However, given the current environment of takeover and anti-takeover defenses, CI must subject these proposals to greater scrutiny. Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan. They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the company. It may be impossible for the outside shareholder to distinguish between the two objectives (anti- takeover defenses vs. financing future operations). However, one can infer about the objective from certain indicators, e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2.
Blank Check Preferred Stock. Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued. When issued, management has the power to determine the voting and conversion rights. In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted rule 19c-4, the so-called "one share, one vote" which was intended to put a stop to the practice of issuing stock with unequal voting rights. However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule. If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti- takeover device. Companies continue to put forward proposals for blank check preferred stock.

Unless management's argument in defense of their proposal to authorize blank check preferred stock is rational, CI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the company’s shares.

D.
Changes in Voting Rights. CI recognizes the voting rights of its common stock holdings to be valuable assets. The firm will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of shares held by the firm’s clients.

E.	Stock Option Plans and Employee Compensation.

1.
Stock Option Plans. Many of the companies with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans. Stock options are a right to purchase shares of their own company's stock at a specified price within a certain time period. Supposedly these plans give an extra incentive for managers to perform in the best interests of the company. By linking management's compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

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Some stock/option plans or amendments to existing plans would not be supported by CI. These would include those plans that keep a substantial block of voting stock in friendly hands. This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below). Furthermore, in the face of a market downturn some proposals call for repricing so-called "underwater" options; that is, those options that expire worthless due to poor price performance. Proposals of this nature undermine the purpose of the plans. With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives' wealth diversification. By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification. One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk. On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.). If this is the case, the argument in favor of long-term incentive plans is undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is CI’s approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti- takeover device or subverts the incentive-based purpose of the plans. CI must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to CI would include “Phantom Stock" compensation. Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares. No actual shares are issued, bought or sold and no voting rights are transferred. However, as the employees' compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2.
E.S.O.P.s. Many U.S. companies have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive. These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts. E.S.O.P.s discourage takeovers by placing a sizable block of the company's outstanding shares with a friendly trustee. However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P. trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of CI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the company's anti-takeover arsenals. Any practice which discourages such bids is considered contrary to the CI's statement of general guidelines.

F.
Mergers/Acquisitions. Merger bids usually include big premiums for the acquired company. As such, CI’s stated policy objective would lead to the acceptance of any management proposal to merge with another company so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming. Generally, CI will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring company.

G.
Classified Board. Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year. As this usually represents a change in the company's bylaws or charter amendments, this measure must be put to shareholder vote.

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Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure. Under this scheme at least two stockholder meetings are required to remove a majority of the directors. Classification also mitigates the effect of cumulative voting. As an example, suppose that ten director seats are up for election. Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board. However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated. That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years. Proponents claim that this increases continuity and stability within the company. However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value. In acting in a manner consistent with the firm’s stated objectives, CI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

H.
Director & Officer Liability and Indemnification. Directors have historically been governed by their fiduciary duties of loyalty and care. The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience. The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the company, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid. Since then over 700 large companies have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care. Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, CI generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. CI may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where CI favors a potential acquirer in a challenge for corporate control.

I.
Fair Price Provisions. The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation's common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares. Fair price provisions are actually only another anti-takeover defense.

CI feels that the shareholders themselves are the best judges of what is and what is not a "fair price" for their shares. Accordingly, CI must vote against such provisions and support any proposition that would eliminate them.

J.
Other Proposals. CI will judge each proposal on a case by case basis. In deciding how to vote the firm will refer to CI’s general guidelines statement. When CI invests in a company, it feels that the company is generally well managed. CI defines this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, CI will defer to the decisions of management.
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In cases where management may have a stake in the outcome, CI will put the proposal to greater analysis. The firm normally will not support any strategy that enhances management entrenchment or results in the dilution of CI’s governance capacity.

II.	SHAREHOLDER PROPOSALS

A.
Confidential Voting. Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential. In the past there has been a concern among institutional investors, especially pension funds, that company management puts pressure on one section of a financial service company so as to secure a favorable vote from the investment management branch of the company. Many institutional investors fear retaliation from voting against management. A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management. Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name. This does not seem to be an adequate resolution to the problem. It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management. In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting. Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank. A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth. The cost of hiring an outside company to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of CI that the cost of installing confidential voting is small compared to the gains. Since the company should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present m a n a g e m e n t . Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting. As the goal of CI is to pursue the economic interests of its clients, it is also firm policy to vote in support of confidential voting.

B.
Cumulative Voting. Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on. Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares. If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for companies that are incorporated in that state. Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors. Furthermore, it is thought to increase the chance of a successful takeover raid. Opponents reply that cumulative voting is identified with special- interest management and, as such, is contrary to the goal of share value maximization. This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of CI must reflect the investment policy goals of its clients. CI votes against any technique that would inhibit the highest market valuation for portfolio holdings. Likewise, CI must vote for any plan or technique that would allow for the highest valuation of portfolio holdings. It is CI’s feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body. Moreover, the best evidence available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value. CI’s policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal. CI will reverse this policy only for those special cases in which the firm judges that cumulative voting would be detrimental to CI or its clients.
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C.
Equal Access to the Proxy Statement. There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements. Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors. Managements often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

CI feels that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this. That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements. Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance. This would filter out confusing and inappropriate proposal rebuttals. A similar system has worked well for shareholder proposals.

CI, therefore, supports equal access to the proxy material and vote against any proposal that would curtail this access.

D.
Anti-Greenmail. In order to avoid a battle for corporate control, companies sometimes pay a premium to purchase from a potential raider a large block of its own shares. Events usually transpire in this manner: a shareholder accumulates a large number of shares in the company, and then threatens to make a bid for company control. The management is often willing to buy the block of shares from the raider at a price substantially above market price. Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control. The raider also agrees not to target the company again for a specified number of years. In general, the price of the company falls immediately following the repurchase of the raider's shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday. Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps. It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company's shares, it is CI’s policy to reject this discriminatory payment to a single shareholder. The firm’s stated voting policy of rejecting techniques that are found to inhibit the highest market valuation for the company shares would lead it to vote in favor of anti- greenmail proposals.

E.
Restore Preemptive Rights. Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so. This rule would prohibit the company from giving a favored investor a special stock issue at a preferred price or with the intent to gain a voting majority over a rival group.

Over the past few decades, companies have been granted more and more license, at both the state and federal level, to opt out of these rights. One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue. Further, these same shareholders are worried that they will never have the chance to maintain their share in the company due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal. They claim that restoring preemptive rights is cumbersome and unnecessary. Furthermore, management groups claim that preemptive rights reduce financial flexibility. The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price. They point out that shareholders concerned about maintaining their proportional ownership of a company may readily do so by open market purchases or through an underwriter.
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It is the opinion of CI that the restoration of preemptive rights may not be in the best interest of its clients. It is possible to preserve one's proportionate ownership in a company without preemptive rights and the restoration of these rights may well have an adverse effect on the company’s fund raising ability.

F.
Repeal Classified Board. For reasons outlined under Management Proposals above, CI generally supports any proposal that would end a classified board scheme in any of the companies in which it holds stock.

G.
Amend Supermajority Rule. Under this proposal the supermajority needed to override a company's poison pill plan would be reduced from 80% to two-thirds. CI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.
Opt Out of State Takeover Laws. CI concludes that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting company's shares. CI must, therefore, vote to opt out this restriction whenever it appears.

I.
Minimum Stock Ownership. Some shareholder proposals induce directors to own a minimum amount of company stock. The concern is that directors who have a fraction of their own wealth linked to the fortunes of the company would be better induced to act solely in the best interests of the shareholders. If managers have invested a high degree of their own wealth in the company, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship. Furthermore, they claim that the ownership of stock in the company is not a prerequisite to acting solely in the best interests of the company. There also may be some concern among the directors regarding the diversification of their personal wealth. They feel that their income is already tied to the fortunes of the company, so why must they also have the performance of their personal investments similarly dependent.

CI’s general policy guidelines would lead to a review of each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants. These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants' investments. In matters where there is no principal/agent problem and in which CI has no overwhelming evidence of management incompetence, CI generally will support management's informed opinion regarding the company's operations.

Even if CI’s instructions were not so restrictive, fiduciary responsibilities direct the firm to work to achieve maximization of portfolio values. To pursue any other objective would be to infringe upon that trust. CI cannot use its proxy voting prerogative to affect the goals of private groups or individuals at the economic expense of its clients.

K.
Recommendation to Redeem Poison Pill (Shareholders Rights). Poison pill plans have been adopted by many management groups in order to provide the company with an effective anti-takeover measure. The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

Since poison pill plans usually have onerous effects on share value, CI generally will vote to reject all existing forms of poison pill plans.
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L.
Require Shareholder Approval of Any Targeted Share Placement. Targeted share placement is the action of placing a large block of stock with a person or group. The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control. Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management's unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients' shares, CI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.
Disclose Government Service, Disclose Employee or Director Compensation. By and large CI feels that publishing this information would be improper, unduly burdensome, and of minimal value. Scenarios in which CI would find such information of use are rare. It is CI’s policy, therefore, to generally abstain from voting on or to reject such proposals.

III.	SECURITIES LITIGATION

A.
Securities Litigation. The filing of Proof of Claims for class action lawsuits is not one of the services which CI t ypically provides to clients. CI will forward any materials received regarding class action lawsuits and bankruptcies to the client at their address of record.

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NORTH SQUARE INVESTMENTS TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust.

(i)
Agreement and Declaration of Trust is herein incorporated by reference from the Initial Registration Statement to North Square Investments Trust (the “Trust”) on Form N‑1A, filed with the Securities and Exchange Commission (“SEC”) on August 24, 2018.

(ii)
Certificate of Trust is herein incorporated by reference from the Initial Registration Statement to North Square Investments Trust (the “Trust”) on Form N‑1A, filed with the Securities and Exchange Commission (“SEC”) on August 24, 2018.

(b)
By-Laws are herein incorporated by reference from the Initial Registration Statement to North Square Investments Trust (the “Trust”) on Form N‑1A, filed with the Securities and Exchange Commission (“SEC”) on August 24, 2018.

(c)	Instruments Defining Rights of Security Holders –Not applicable.

(d)	(i)	Form of Investment Advisory Agreement (North Square Investments, LLC) – filed herewith.
	(ii)	Form of Investment Sub-Advisory Agreement (Oak Ridge Investments, LLC) – filed herewith.
	(iii)	Form of Investment Sub-Advisory Agreement (Algert Global, LLC) – filed herewith.
	(iv)	Form of Investment Sub-Advisory Agreement (Capital Innovations, LLC) – filed herewith.

(e)
Distribution Agreement is herein incorporated by reference from the Initial Registration Statement to North Square Investments Trust (the “Trust”) on Form N‑14, filed with the Securities and Exchange Commission (“SEC”) on September 13, 2018.

(f)	Bonus or Profit Sharing Contracts – Not applicable.

(g)	Custody Agreement – filed herewith.

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement – filed herewith.

(ii)	Transfer Agent Servicing Agreement – filed herewith.

(iii)	Fund Accounting Servicing Agreement – filed herewith.

(iv)	Operating Expenses Limitation Agreement – filed herewith.

(v)	Powers of Attorney – filed herewith.

(vi)	Shareholder Service Plan – filed herewith.

(i)	Legal Opinion and Consent – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – Not applicable.

(l)	Subscription Agreement – filed herewith.

(m)	Rule 12b-1 Plan – filed herewith.

(n)	Rule 18f-3 Plan – filed herewith.

(o)	Reserved.

(p)	Codes of Ethics
	(i)	North Square Investments Trust – filed herewith.
	(ii)	North Square Investments, LLC (Adviser) – filed herewith.
	(iii)	Oak Ridge Investments, LLC(Sub-Advisor) – filed herewith.
	(iv)	Algert Global, LLC (Sub-Advisor) – filed herewith.
	(v)	Capital Innovations, LLC(Sub-Advisor) – filed herewith.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 333-226989) on August 24, 2018), Article VI of Registrant’s Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 333‑226989) on August 24, 2018), and Paragraph 6 of the Distribution Agreement (filed herewith ]).  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

With respect to the investment adviser (North Square Investments, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a)	Compass Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following additional investment companies:

1.	Kellner Merger Fund, Series of Advisors Series Trust
2.	USA Mutuals

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Compass Distributors, LLC are as follows:

Name	Address:	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

 (c) Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	North Square Investments, LLC 10 South LaSalle Street, Suite 1900 Chicago, IL 60603
Registrant’s Distributor	Compass Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago in the State of Illinois, on the 23rd day of October 2018.

North Square Investments Trust

By: /s/ Mark D. Goodwin
Mark D. Goodwin, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Mark D. Goodwin	President, Principal Executive	October 23, 2018
Mark D. Goodwin	Officer and Trustee

/s/David B. Boon*	Trustee	October 23, 2018
David B. Boon

/s/Donald J. Herrema*	Trustee	October 23, 2018
Donald J. Herrema

/s/Catherine A. Zaharis*	Trustee	October 23, 2018
Catherine A. Zaharis

/s/Alan E. Molotsky	Treasurer and Principal Financial	October 23, 2018
Alan E. Molotsky	and Accounting Officer

By: /s/Mark D. Goodwin
Mark D. Goodwin Attorney-in-Fact (Pursuant to Powers of Attorney filed herewith)

EXHIBIT INDEX

Exhibit No.	Exhibit
EX.99.d.i	Form of Investment Advisory Agreement – North Square Investments, LLC
EX.99.d.ii	Form of Investment Sub-Advisory Agreement – Oak Ridge Investments, LLC
EX.99.d.iii	Form of Investment Sub-Advisory Agreement – Algert Global, LLC
EX.99.d.iv	Form of Investment Sub-Advisory Agreement – Capital Innovations, LLC
EX.99.g	Custody Agreement
EX.99.h.i	Fund Administration Servicing Agreement
EX.99.h.ii	Transfer Agent Servicing Agreement
EX.99.h.iii	Fund Accounting Servicing Agreement
EX.99.h.iv	Operating Expenses Limitation Agreement
EX.99.h.v	Powers of Attorney
EX.99.h.vi	Shareholder Service Plan
EX.99.i	Legal Opinion and Consent
EX.99.j	Consent of Independent Registered Public Accounting Firm
EX.99.l	Subscription Agreement
EX.99.m	Rule 12b-1 Plan
EX.99.n	Rule 18f-3 Plan
EX.99.p.i	Codes of Ethics – North Square Investments Trust
EX.99.p.ii	Codes of Ethics – North Square Investments, LLC
EX.99.p.iii	Codes of Ethics – Oak Ridge Investments, LLC
EX.99.p.iv	Codes of Ethics – Algert Global, LLC
EX.99.p.v	Codes of Ethics – Capital Innovations, LLC